-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                 REGISTRATION STATEMENT (NO. 2-56846) UNDER THE
                             SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 94


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 95


                              VANGUARD INDEX FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                             (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE ON APRIL 23, 2004, PURSUANT
                         TO PARAGRAPH (B) OF RULE 485.

VANGUARD(R) U.S. STOCK INDEX FUNDS

Investor Shares & Admiral(TM) Shares . April 23, 2004


This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2003.

STOCK
PROSPECTUS

                                          VANGUARD TOTAL STOCK MARKET INDEX FUND
                                             VANGUARD EXTENDED MARKET INDEX FUND

                                               VANGUARD LARGE-CAP INDEX FUND

                                                     VANGUARD MID-CAP INDEX FUND
                                                   VANGUARD SMALL-CAP INDEX FUND
                                                       VANGUARD VALUE INDEX FUND
                                             VANGUARD SMALL-CAP VALUE INDEX FUND
                                                      VANGUARD GROWTH INDEX FUND
                                            VANGUARD SMALL-CAP GROWTH INDEX FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    THE VANGUARD GROUP(R) [LOGO]

VANGUARD U.S. STOCK INDEX FUNDS
Investor Shares and Admiral Shares
Prospectus


April 23, 2004






--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

  1 AN INTRODUCTION TO INDEX FUNDS
  2 FUND PROFILES
    2 Vanguard Total Stock Market Index Fund

    5 Vanguard Extended Market Index Fund
    8 Vanguard Large-Cap Index Fund

    10 Vanguard Mid-Cap Index Fund
    13 Vanguard Small-Cap Index Fund
    16 Vanguard Value Index Fund
    19 Vanguard Small-Cap Value Index Fund
    22 Vanguard Growth Index Fund
    25 Vanguard Small-Cap Growth
       Index Fund
  28 MORE ON THE FUNDS
  33 THE FUNDS AND VANGUARD
  33 INVESTMENT ADVISOR
 34 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 36 SHARE PRICE
 36 FINANCIAL HIGHLIGHTS
 45 INVESTING WITH VANGUARD
    45 Buying Shares
    47 Converting Shares
    48 Redeeming Shares
    51 Exchanging Shares
    52 Other Rules You Should Know
    54 Fund and Account Updates
    55 Contacting Vanguard

 57 VIPER SHARES
--------------------------------------------------------------------------------
 GLOSSARY (inside back cover)




--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

This prospectus offers Investor Shares for nine U.S. Stock Index Funds, as well as Admiral Shares for each of these Funds (except the Small-Cap Growth Index Fund and Small-Cap Value Index Fund). The Buying Shares section of this prospectus, which begins on page 45, describes the eligibility requirements for each share class. If you are investing $10 million or more, you may wish to consider the Funds' Institutional Shares, which are offered through a separate prospectus. In addition, each Fund provides an exchange-traded class of shares (VIPER Shares). These shares are also offered through a separate prospectus.

The Funds' separate share classes normally have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

WHY INDEX FUNDS?

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs, and typically keep trading activity--and thus

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about nine Vanguard U.S. Stock Index Funds. Seven of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International (MSCI).



--------------------------------------------------------------------------------
FUND                                     SEEKS TO TRACK
--------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund   The overall stock market
Vanguard Extended Market Index Fund      Mid- and small-cap stocks
Vanguard Large-Cap Index Fund*           Large-cap stocks
Vanguard Mid-Cap Index Fund*             Mid-cap stocks
Vanguard Small-Cap Index Fund*           Small-cap stocks
Vanguard Value Index Fund*               Large-cap value stocks
Vanguard Small-Cap Value Index Fund*     Small-cap value stocks
Vanguard Growth Index Fund*              Large-cap growth stocks
Vanguard Small-Cap Growth Index Fund*    Small-cap growth stocks
--------------------------------------------------------------------------------





     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

     *Indexed to
      MSCI(R) (LOGO)

FUND PROFILE--
VANGUARD(R) TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically invests all, or substantially all, of its assets in the 1,300 largest stocks in its target index (covering nearly 95% of the Index's total market capitalization) and in a representative sample of the remainder. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

---------------------------------------
 ANNUAL TOTAL RETURNS--INVESTOR SHARES
---------------------------------------
    RANGE                   -40% to 60%
    1994                          -0.17
    1995                          35.79
    1996                          20.96
    1997                          30.99
    1998                          23.26
    1999                          23.81
    2000                         -10.57
    2001                         -10.97
    2002                         -20.96
    2003                          31.35
---------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.51% (quarter ended December 31, 1998), and the lowest return for a quarter was -16.84% (quarter ended September 30, 2002).

3



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                         31.35%        0.46%        10.48%
 Return After Taxes on Distributions         31.07        -0.03          9.72
 Return After Taxes on Distributions         20.69         0.13          8.85
  and Sale of Fund Shares
--------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND ADMIRAL SHARES*
 Return Before Taxes                         31.42%         --           --
--------------------------------------------------------------------------------
Wilshire 5000 Index (reflects no deduction for
 fees, expenses, or taxes)                   31.64%        0.42%        10.59%
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.





                                                       INVESTOR       ADMIRAL
                                                         SHARES        SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None          None
Purchase Fee:                                              None*         None*
Sales Charge (Load) Imposed on Reinvested Dividends:       None          None
Redemption Fee:                                            None          None
Account Maintenance Fee (for accounts under $10,000):  $2.50/quarter**   None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       0.18%         0.13%
12b-1 Distribution Fee:                                    None          None
Other Expenses:                                            0.02%         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                     0.20%         0.15%

*The Fund reserves the right to deduct a purchase fee from future purchases of shares.
**If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------
Investor Shares            $20       $64      $113      $255
Admiral Shares              15        48        85       192
--------------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly    Investor Shares--May be converted to
in March, June, September, and          Admiral Shares if you meet certain
December; capital gains, if any,        account balance and tenure requirements
are  distributed annually in December. Admiral Shares--May be converted to
                                        Investor Shares if you are no longer
INVESTMENT ADVISOR                      eligible for Admiral Shares
The Vanguard Group, Valley Forge,
Pa.,                                  NEWSPAPER ABBREVIATION
since inception                       Investor Shares--TotSt
                                      Admiral Shares--TotStAdml
INCEPTION DATE
Investor Shares--April 27, 1992       VANGUARD FUND NUMBER
Admiral Shares--November 13, 2000     Investor Shares--85
                                      Admiral Shares--585
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003                     CUSIP NUMBER
$42.5 billion                         Investor Shares--922908306
                                      Admiral Shares--922908728
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VTSMX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VTSAX
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts
 for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

5


FUND PROFILE--
VANGUARD(R) EXTENDED MARKET INDEX FUND



INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Wilshire 4500 Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Wilshire 4500 Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all, or substantially all, of its assets in the 1,200 largest stocks in its target index (covering nearly 80% of the Index's total market capitalization) and in a representative sample of the remainder. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small- and mid-cap stocks will trail returns from the overall stock market.
     Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

       ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1994          - 1.76
                                 1995           33.80
                                 1996           17.65
                                 1997           26.73
                                 1998            8.32
                                 1999           36.22
                                 2000          -15.55
                                 2001          - 9.13
                                 2002          -18.06
                                 2003           43.43
               ----------------------------------------------------
 During the periods shown in the bar chart, the highest return for a calendar quarter was 29.54% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.05% (quarter ended September 30, 2001).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                         43.43%        4.20%        10.06%
 Return After Taxes on Distributions         43.19         2.48          8.24
 Return After Taxes on Distributions         28.39         2.86          7.98
  and Sale of Fund Shares
--------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND
 ADMIRAL SHARES
 Return Before Taxes                         43.51%          --            --
--------------------------------------------------------------------------------
WILSHIRE 4500 INDEX (Reflects no deduction
 for fees, expenses or taxes)                43.84%        4.12%         9.79%
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2003, the average anual total returns were 0.75% for the Admiral Shares and 0.79% for the Wilshire 4500 Index.
--------------------------------------------------------------------------------
NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

7

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.




                                                       INVESTOR       ADMIRAL
                                                         SHARES        SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None          None
Purchase Fee:                                              None*         None*
Sales Charge (Load) Imposed on Reinvested Dividends:       None          None
Redemption Fee:                                            None          None
Account Maintenance Fee (for accounts under $10,000):     $10/Year**     None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       0.23%         0.18%
12b-1 Distribution Fee:                                    None          None
Other Expenses:                                            0.03%         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                     0.26%         0.20%

*The Fund reserves the right to deduct a purchase fee from future purchases of shares.
**If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $27       $84      $146      $331
Admiral Shares         20        64       113       255
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS        CONVERSION FEATURES
Distributed annually in December    Investor Shares--May be converted to
                                   Admiral Shares if you meet certain account
INVESTMENT ADVISOR                 balance and tenure requirements
The Vanguard Group, Valley Forge,   Admiral Shares--May be converted to
Pa., since inception               Investor Shares if you are no longer
                                    eligible for Admiral Shares

INCEPTION DATE                     NEWSPAPER ABBREVIATION
Investor Shares--December 21,      Investor Shares--Extnd
1987                               Admiral Shares--ExtndAdml
Admiral Shares--November 13, 2000
                                   VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES) AS  Investor Shares--98
OF                                 Admiral Shares--598
DECEMBER 31, 2003
$7 billion                         CUSIP NUMBER
                                   Investor Shares--922908207
SUITABLE FOR IRAS                  Admiral Shares--922908694
Yes
                                   TICKER SYMBOL
MINIMUM INITIAL INVESTMENT         Investor Shares--VEXMX
 Investor Shares--$3,000; $1,000   Admiral Shares--VEXAX
for IRAs and most custodial
accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------



FUND PROFILE--
VANGUARD(R) LARGE-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

9

PERFORMANCE/RISK INFORMATION
The Fund's Investor and Admiral Shares were first issued on January 30, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. The Fund has no operating history; actual operating expenses could be different.

                                                       INVESTOR       ADMIRAL
                                                         SHARES        SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None          None
Purchase Fee:                                              None*         None*
Sales Charge (Load) Imposed on Reinvested Dividends:       None          None
Redemption Fee:                                            None          None
Account Maintenance Fee (for accounts under $10,000):  $2.50/quarter**   None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       0.18%         0.10%
12b-1 Distribution Fee:                                    None          None
Other Expenses:                                            0.02%         0.02%
 TOTAL ANNUAL FUND OPERATING  EXPENSES:                    0.20%         0.12%

*The Fund reserves the right to deduct a purchase fee from future purchases of shares.
**If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------
                   1 YEAR     3 YEARS
-------------------------------------
Investor Shares       $20       $64
Admiral Shares         12        39
-------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed uarterly    Investor Shares--May be converted to
in March, June, September, and         Admiral Shares if you meet certain
December; capital gains, if any,       account balance and tenure requirements
are distributed annually in December. Admiral Shares--May be converted to
                                      Investor Shares if you are no longer
INVESTMENT ADVISOR                    eligible for Admiral Shares
The Vanguard Group, Valley Forge,
Pa.,                                  NEWSPAPER ABBREVIATION
since inception                       Investor Shares--LarCapIx
                                      Admiral Shares--LarCapAd
INCEPTION DATE
January 30, 2004                      VANGUARD FUND NUMBER
                                      Investor Shares--307
SUITABLE FOR IRAS                     Admiral Shares--5307
Yes
                                      CUSIP NUMBER
MINIMUM INITIAL INVESTMENT            Investor Shares--922908587
 Investor Shares--$3,000; $1,000 for  Admiral Shares--922908579
IRAs and most custodial accounts for
minors                                TICKER SYMBOL
 Admiral Shares--$250,000             Investor Shares--VLACX
                                      Admiral Shares--VLCAX
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD(R) MID-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from mid-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

11

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

               ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1999           15.32
                                 2000           18.10
                                 2001          - 0.50
                                 2002          -14.61
                                 2003           34.14
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 17.96% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.56% (quarter ended September 30, 2002).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                        SINCE
                                            1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND INVESTOR SHARES
 Return Before Taxes                         34.14%        9.19%         9.74%
 Return After Taxes on Distributions         33.94         7.47          8.12

 Return After Taxes on Distributions and     22.42         6.90          7.47
  Sale of Fund Shares
--------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND ADMIRAL SHARES
 Return Before Taxes                         34.24           --            --
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deductions
 for fees, expenses, or taxes):
S7P MIDCAP INDEX                             35.62%        9.21%         9.63%
SPLICED MID CAP INDEX+                       33.84         8.92          9.36
MSCI US MID CAP 4500 INDEX                   39.05          --             --
--------------------------------------------------------------------------------
*Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2003.
**From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2003, the average annual total returns were 10.59% for the Admiral Shares, 11.59% for the S&P MidCap 400 Index, and 10.46% for the Spliced MidCap Index.
+Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter. The Fund adopted the MSCI US Mid Cap 450 Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.




                                                       INVESTOR       ADMIRAL
                                                         SHARES        SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None          None
Purchase Fee:                                              None*         None*
Sales Charge (Load) Imposed on Reinvested Dividends:       None          None
Redemption Fee:                                            None          None
Account Maintenance Fee (for accounts under $10,000):     $10/Year**     None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       0.23%         0.16%
12b-1 Distribution Fee:                                    None          None
Other Expenses:                                            0.03%         0.02%

 TOTAL ANNUAL FUND OPERATING EXPENSES:                     0.26%         0.18%

*The Fund reserves the right to deduct a purchase fee from future purchases of shares.
**If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $27       $84      $146      $331
Admiral Shares         18        58       101       230
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

13


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS        CONVERSION FEATURES
Distributed annually in December    Investor Shares--May be converted to
                                   Admiral Shares if you meet certain account
INVESTMENT ADVISOR                 balance and tenure requirements
The Vanguard Group, Valley Forge,   Admiral Shares--May be converted to
Pa.,                               Investor Shares if you are no longer
since inception                    eligible for Admiral Shares

INCEPTION DATE                     NEWSPAPER ABBREVIATION
Investor Shares--May 21, 1998      Investor Shares--MidCp
Admiral Shares--November 12, 2001  Admiral Shares--MidCpAdml

NET ASSETS (ALL SHARE CLASSES)     VANGUARD FUND NUMBER
AS OF  DECEMBER 31, 2003           Investor Shares--859
$5.5 billion                       Admiral Shares--5859

SUITABLE FOR IRAS                  CUSIP NUMBER
Yes                                Investor Shares--922908843
                                   Admiral Shares--922908645

MINIMUM INITIAL INVESTMENT         TICKER SYMBOL
 Investor Shares--$3,000; $1,000   Investor Shares--VIMSX
for IRAs and most custodial        Admiral Shares--VIMAX
accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD(R) SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
               ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1994          - 0.51
                                 1995           28.74
                                 1996           18.12
                                 1997           24.59
                                 1998          - 2.61
                                 1999           23.13
                                 2000          - 2.67
                                 2001            3.10
                                 2002          -20.02
                                 2003           45.63
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 22.21% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.37% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                         45.63%        7.55%        10.20%
 Return After Taxes on Distributions         45.35         6.02          8.47
 Return After Taxes on Distributions and
  Sale of Fund Shares                        29.84         5.78          8.07
--------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND
 ADMIRAL SHARES
 Return Before Taxes                         45.76%         --             --
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (Reflect no deduction for fees, expenses, or taxes):
 RUSSELL 2000 INDEX                          47.25%        7.13%         9.74%
 SPLICED SMALL CAP INDEX**                   45.49         6.87          9.34
 MSCI US SMALL CAP 1750 INDEX                47.38           --            --
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2003, the average annual total returns were 6.69% for the Admiral Shares, 6.57% for the Russell 2000 Index, and 6.16% for the Spliced Small Cap Index.
**Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter. The Fund adopted the MSCI US Small Cap 1750 Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned

15


Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.




                                                       INVESTOR       ADMIRAL
                                                         SHARES        SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None          None
Purchase Fee:                                              None*         None*
Sales Charge (Load) Imposed on Reinvested Dividends:       None          None
Redemption Fee:                                            None          None
Account Maintenance Fee (for accounts under $10,000):     $10/Year**     None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       0.24%         0.15%
12b-1 Distribution Fee:                                    None          None
Other Expenses:                                            0.03%         0.03%

 TOTAL ANNUAL FUND OPERATING EXPENSES:                     0.27%         0.18%

*The Fund reserves the right to deduct a purchase fee from future purchases of shares.
**If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



----------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $28       $87      $152      $343
Admiral Shares         18        58       101       230
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS        CONVERSION FEATURES
Distributed annually in December    Investor Shares--May be converted to
                                   Admiral Shares if you meet certain account
INVESTMENT ADVISOR                 balance and tenure requirements
The Vanguard Group, Valley Forge,   Admiral Shares--May be converted to
Pa., since 1989                    Investor Shares if you are no longer
                                    eligible for Admiral Shares

INCEPTION DATE                     NEWSPAPER ABBREVIATION
Investor Shares--October 3, 1960   Investor Shares--SmCap
Admiral Shares--November 13, 2000  Admiral Shares--SmCapAdml

NET ASSETS (ALL SHARE CLASSES)     VANGUARD FUND NUMBER
AS OF DECEMBER 31, 2003            Investor Shares--48
$7 billion                         Admiral Shares--548

                                   CUSIP NUMBER
SUITABLE FOR IRAS                  Investor Shares--922908702
Yes                                Admiral Shares--922908686

MINIMUM INITIAL INVESTMENT         TICKER SYMBOL
 Investor Shares--$3,000; $1,000   Investor Shares--NAESX
for IRAs and most custodial        Admiral Shares--VSMAX
accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-    Investment  style risk,  which is the chance that  returns  from  large-cap value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

17

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
               ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1994          - 0.73
                                 1995           36.94
                                 1996           21.86
                                 1997           29.77
                                 1998           14.64
                                 1999           12.57
                                 2000            6.08
                                 2001          -11.88
                                 2002          -20.91
                                 2003           32.25
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.45% (quarter ended September 30, 2002).



--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                           1 YEAR       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND INVESTOR SHARES
 Return Before Taxes                         32.25%        1.94%        10.49%
 Return After Taxes on Distributions         31.81         0.39          8.73
 Return After Taxes on  Distributions and
  Sale of Fund Shares                        21.44         0.90          8.29
--------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND ADMIRAL SHARES*
 Return Before Taxes                         32.36%          --            --
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (Reflect no deduction for fees, expenses, or taxes):
 S&P 500/BARRA VALUE INDEX                   31.79%        1.95%        10.55%
 SPLICED VALUE INDEX**                       32.38         2.04         10.60
 MSCI US PRIME MARKET VALUE INDEX            29.72           --            --
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2003, the average annual total returns were -1.54% for the Admiral Shares, -1.65% for the S&P 500/Barra Value Index,, and -1.51% for the Spliced Value Index.
**Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter. The Fund adopted the MSCI US Prime Market Value Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.




                                                       INVESTOR       ADMIRAL
                                                         SHARES        SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None          None
Purchase Fee:                                              None*         None*
Sales Charge (Load) Imposed on Reinvested Dividends:       None          None
Redemption Fee:                                            None          None
Account Maintenance Fee (for accounts under $10,000):$2.50/quarter**     None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       0.21%         0.13%
12b-1 Distribution Fee:                                    None          None
Other Expenses:                                            0.02%         0.02
 TOTAL ANNUAL FUND OPERATING EXPENSES:                     0.23%         0.15%

*The Fund reserves the right to deduct a purchase fee from future purchases of shares.
**If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



----------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $24       $74      $130      $293
Admiral Shares         15        48        85       192
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

19


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly   Investor Shares--May be converted to
in March, June, September, and         Admiral Shares if you meet certain
December; capital gains, if any, are   account balance and tenure requirements
distributed annually in December.     Admiral Shares--May be converted to
                                       Investor Shares if you are no longer
INVESTMENT ADVISOR                     eligible for Admiral Shares
The Vanguard Group, Valley Forge,
Pa., since inception                  NEWSPAPER ABBREVIATION
                                      Investor Shares--Value
                                      Admiral Shares--ValAdml
INCEPTION DATE
Investor Shares--November 2, 1992     VANGUARD FUND NUMBER
Admiral Shares--November 13, 2000     Investor Shares--06
                                      Admiral Shares--506
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003                     CUSIP NUMBER
$4.2 billion                          Investor Shares--922908405
                                      Admiral Shares--922908678
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VIVAX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VVIAX
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------




FUND PROFILE--
VANGUARD(R) SMALL-CAP VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-cap value stocks will trail returns from the overall stock market.
     Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

               ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1999            3.35
                                 2000           21.88
                                 2001           13.70
                                 2002          -14.20
                                 2003           37.19
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.37% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.50% (quarter ended September 30, 2002).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                             1 YEAR     5 YEARS       INCEPTION*
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                         37.19%      11.01%          7.18%
 Return After Taxes on Distributions         36.67         9.08          5.46
 Return After Taxes on Distributions
  and Sale of Fund Shares                    24.47         8.30          5.08
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction
 for fees, expenses, or taxes):
  S&P SMALLCAP 600/BARRA VALUE INDEX         40.04%       11.02%         7.01%
  SPLICED SMALL CAP VALUE INDEX**            35.54        10.30          6.39
 MSCI US SMALL CAP VALUE INDEX               44.34           --            --
--------------------------------------------------------------------------------
*Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2003.
**Reflects performance of the S&P SmallCap 600/Barra Value Index through May 16, 2003, and performance of the MSCI US Small Cap Value Index thereafter. The Fund adopted the MSCI US Small Cap Value Index as its target index on May 16, 2003.

--------------------------------------------------------------------------------




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return

21


figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Purchase Fee:                                                      None*
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Account Maintenance Fee (for accounts under $10,000):          $10/year**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.24%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.27%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
     **If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.



     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $28          $87         $152         $343
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS          MINIMUM INITIAL INVESTMENT
Distributed annually in December     $3,000; $1,000 for IRAs and most custodial
                                     accounts for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,    NEWSPAPER ABBREVIATION
Pa., since inception                 SmVal

                                     VANGUARD FUND NUMBER
INCEPTION DATE                       860
May 21, 1998
                                     CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS    922908793
OF
DECEMBER 31, 2003                    TICKER SYMBOL
$1.8 billion                         VISVX

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD(R) GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

23

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
               ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1994            2.89
                                 1995           38.06
                                 1996           23.74
                                 1997           36.34
                                 1998           42.21
                                 1999           28.76
                                 2000          -22.21
                                 2001          -12.93
                                 2002          -23.68
                                 2003           25.92
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 24.64% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.50% (quarter ended March 31, 2001).

--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS         10 YEARS
--------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND INVESTOR SHARES
 Return Before Taxes                         25.92%       -3.47%        11.07%
 Return After Taxes on Distributions         25.77        -3.84         10.48
 Return After Taxes on Distributions and
  Sale of Fund Shares                        17.01        -3.07          9.55
--------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND ADMIRAL SHARES*
 Return Before Taxes                         26.03%          --            --
--------------------------------------------------------------------------------
COMPARATIVE INDEXES(reflect no deduction for
 fees, expenses, or taxes):
 S&P 500/BARRA GROWTH INDEX                  25.66%       -3.49%        11.12%
 SPLICED GROWTH INDEX**                      26.10        -3.42         11.16
 MSCI US PRIME MARKET GROWTH INDEX           29.20           --            --
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2003, the average annual total returns were -7.82% for the Admiral Shares, -7.80% for the S&P 500/Barra Growth Index, and -7.70% for the Spliced Growth Index.
**Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter. The Fund adopted the MSCI US Prime Market Growth Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.



                                                       INVESTOR       ADMIRAL
                                                         SHARES        SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None          None
Purchase Fee:                                              None*         None*
Sales Charge (Load) Imposed on Reinvested Dividends:       None          None
Redemption Fee:                                            None          None
Account Maintenance Fee (for accounts under $10,000):   2.50/quarter**   None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       0.21%         0.13%
12b-1 Distribution Fee:                                    None          None
Other Expenses:                                            0.02%         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                     0.23%         0.15%

*The Fund reserves the right to deduct a purchase fee from future purchases of shares.
**If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



-----------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $24       $74      $130      $293
Admiral Shares         15        48        85       192
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

25

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly   Investor Shares--May be converted to
in March, June, September, and         Admiral Shares if you meet certain
December; capital gains, if any, are   account balance and tenure requirements
distributed annually in December.     Admiral Shares--May be converted to
                                      Investor Shares if you are no longer
INVESTMENT ADVISOR                    eligible for Admiral Shares
The Vanguard Group, Valley Forge,
Pa.,                                  NEWSPAPER ABBREVIATION
since inception                       Investor Shares--Growth
                                      Admiral Shares--GrwthAdml
INCEPTION DATE
Investor Shares--November 2, 1992     VANGUARD FUND NUMBER
Admiral Shares--November 13, 2000     Investor Shares--09
                                      Admiral Shares--509
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003                     CUSIP NUMBER
$9.5 billion                          Investor Shares--922908504
                                      Admiral Shares--922908660
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VIGRX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VIGAX
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) SMALL-CAP GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-cap growth stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
               ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1999           19.80
                                 2000            1.59
                                 2001          - 0.78
                                 2002          -15.41
                                 2003           42.88
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.69% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.50% (quarter ended September 30, 2001).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                            1 YEAR      5 YEARS       INCEPTION*
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP GROWTH INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                         42.88%        7.86%         6.04%
 Return After Taxes on Distributions         42.85         7.47          5.68
 Return After Taxes on Distributions and Sale
  of Fund Shares                             27.92         6.60          5.02
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction
 for fees, expenses, or taxes):
S&P SMALLCAP 600/BARRA GROWTH INDEX          37.31%        6.67%         4.96%
SPLICED SMALL CAP GROWTH INDE**              41.90         7.37          5.58
MSCI US SMALL CAP GROWTH INDEX               50.37           --            --
--------------------------------------------------------------------------------
*Since inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2003.
**Reflects performance of the S&P SmallCap 600/Barra Growth Index through May 16, 2003, and performance of the MSCI US Small Cap Growth Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------





NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return

27


figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Purchase Fee:                                                      None*
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Account Maintenance Fee (for accounts under $10,000):          $10/year**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.24%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.27%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
     **If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.


     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $28         $87         $152         $343
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS          MINIMUM INITIAL INVESTMENT
Distributed annually in December     $3,000; $1,000 for IRAs and most custodial
                                     accounts for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,    NEWSPAPER ABBREVIATION
Pa.,since inception                  SmGth

                                     VANGUARD FUND NUMBER
INCEPTION DATE                       861
May 21, 1998
                                     CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS    922908827
OF
DECEMBER 31, 2003                    TICKER SYMBOL
 $937 million                        VISGX

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------




MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index or in synthetic equivalents (i.e., instruments that provide substantially similar economic exposure). A Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE


[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

29


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                   54.2%    28.6%     19.9%     17.8%
Worst                 -43.1    -12.4      -0.8       3.1
Average                12.4     10.7      11.2      11.3
----------------------------------------------------------


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.
     Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market, Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.
     Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.
     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2003, is listed below:



----------------------------------------
                          ASSET-WEIGHTED
                           MEDIAN MARKET
VANGUARD INDEX FUND       CAPITALIZATION
----------------------------------------
Total Stock Market               $29.3 billion
Extended Market                    1.9
Mid-Cap                            4.8
Small-Cap                          1.2
Value                             44.3
Small-Cap Value                    1.2
Growth                            44.0
Small-Cap Growth                   1.2
----------------------------------------



     The asset-weighted median market captalization of the large-Cap Index Fund's target index was $44.4 billion as of December 31, 2003.


[FLAG] EACH FUND,  EXCEPT  THE TOTAL  STOCK  MARKET  INDEX  FUND,  IS SUBJECT TO
     INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




SECURITY SELECTION

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Large-Cap, Mid-Cap, Small-Cap, Value, Small-Cap Value, Growth, and Small-Cap Growth Index Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions. The Total Stock Market and Extended Market Index Funds use a sampling method of indexing, with each Fund holding a representative sample of the stocks that make up its target index.

     The following table shows the number of stocks held by each Fund, and the number of stocks in its target index, as of December 31, 2003.


--------------------------------------------------------
                           NUMBER OF    NUMBER OF STOCKS
VANGUARD INDEX FUND      STOCKS HELD     IN TARGET INDEX
--------------------------------------------------------
Total Stock Market             3,651             5,216
Extended Market                3,337             4,720
Large-Cap Index                  N/A               754
Mid-Cap                          453               452
Small-Cap                      1,756             1,750
Value                            421               419
Small-Cap Value                  991               988
Growth                           402               401
Small-Cap Growth                 979               975
--------------------------------------------------------




RISK OF NONDIVERSIFICATION


The target indexes tracked by Vanguard's U.S. Stock Index Funds include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a fund tracking such an index might no longer meet the legal definition of "diversified." (Such has been the case, from time to time, with the Growth Index Fund.) For this reason, Vanguard's U.S. Stock Index Funds are classified as "nondiversified." However, these Funds, other than the Growth Index Fund, in actuality have been diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.

31

OTHER INVESTMENT POLICIES AND RISKS

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-, mid-, or small-cap, growth, or value) as the current index. Six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund) switched target indexes after May 16, 2003, based upon the board of trustees' determination that this change would be in shareholders' best interests.

     Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

     Although index funds, by their nature, tend to be tax-efficient investment vehicles, each Fund is generally managed without regard to tax ramifications.
     To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

ACCOUNT MAINTENANCE FEE


Vanguard assesses an account maintenance fee on index fund accounts whose balances are below $10,000 (for any reason, including a decline in the value of a fund's shares) on the date a dividend is distributed. This fee is intended to allocate account maintenance costs more equitably among shareholders. For funds that distribute dividends quarterly, the account maintenance fee is $2.50 per quarter, deducted from the quarterly dividend, which usually is distributed during the last two weeks of each calendar quarter. For funds that dis tribute dividends annually, the account maintenance fee is $10 per year, deducted from the annual dividend, which usually is distributed during the last two weeks of the calendar year. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of your dividend (unless you hold your shares through a nontaxable account). If the dividend is less than the fee, a fractional share may be automatically redeemed to make up the difference.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Turnover rates for six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund) were higher than normal for the fiscal year ending December 31, 2003, because of portfolio adjustments made when converting these Funds to new target indexes.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 86%, and for all domestic stock funds, the average turnover rate was 110%, both as reported by Morningstar, Inc., on December 31, 2003.
--------------------------------------------------------------------------------

33

THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

     For the fiscal year ended December 31, 2003, the advisory expenses for each Fund (except the Small-Cap Growth Index Fund and the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Small-Cap Growth Index Fund, the advisory expenses represented an effective annual rate of approximately 0.02% of its average net assets. For the current fiscal year, the Large-Cap Index Fund's advisory expenses are expected to represent an effective annual rate of less than 0.01% of its average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Funds' board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Funds as well as for brokerage or research services provided to the advisor for the benefit of the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

 The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Total Stock Market, Large-Cap, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.

35

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------




GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

                                                                              36
SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose reports--along with each Fund's financial statements--are included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

37



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Total Stock Market Index Fund's Investor Shares as an example. The Investor Shares began the fiscal year 2003 with a net asset value (price) of $20.07 per share. During the year, each Investor Share earned $0.325 from investment income (interest and dividends) and $5.922 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.327 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $25.99, reflecting earnings of $6.247 per share and distributions of $0.327 per share. This was an increase of $5.92 per share (from $20.07 at the beginning of the year to $25.99 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 31.35% for the year.

As of December 31, 2003, the Investor Shares had approximately $24.1 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 1.49% of average net assets. The Fund sold and replaced securities valued at a rate of 2% of its net assets.
--------------------------------------------------------------------------------


TOTAL STOCK MARKET INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $20.07   $25.74   $29.26   $33.22   $27.42
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .325     .295     .310     .331     .317
  Net Realized and Unrealized Gain (Loss) on Investments      5.922  (5.672)  (3.533)  (3.815)    6.133
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          6.247  (5.377)  (3.223)  (3.484)    6.450
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.327)   (.293)   (.297)   (.336)   (.330)
  Distributions from Realized Capital Gains                      --       --       --   (.140)   (.320)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.327)   (.293)   (.297)   (.476)   (.650)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $25.99   $20.07   $25.74   $29.26   $33.22
=======================================================================================================
TOTAL RETURN*                                                31.35%  -20.96%  -10.97%  -10.57%   23.81%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $24,059  $14,254  $15,781  $16,856  $18,133
  Ratio of Total Expenses to Average Net Assets               0.20%    0.20%    0.20%    0.20%    0.20%
  Ratio of Net Investment Income to Average Net Assets        1.49%    1.32%    1.11%    1.04%    1.15%
  Turnover Rate                                                2%**     4%**     7%**       7%       3%
===================================================== ==================================================

*Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Turnover rates excluding in-kind redemptions were 2%, 2%, and 3%, respectively.



TOTAL STOCK MARKET INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,      NOV. 13* TO
                                                            ----------------------------       DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002        2001           2000
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $20.07   $25.75      $29.26         $30.22
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .336     .296        .332           .049
  Net Realized and Unrealized Gain (Loss) on Investments      5.922   (5.672)     (3.533)         (.830)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          6.258   (5.376)     (3.201)         (.781)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.338)   (.304)      (.309)         (.099)
  Distributions from Realized Capital Gains                      --       --          --         (.080)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.338)   (.304)      (.309)         (.179)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $25.99   $20.07      $25.75         $29.26
=======================================================================================================
TOTAL RETURN                                                 31.42%  -20.95%     -10.89%         -2.55%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $7,969   $4,069      $3,894         $2,104
  Ratio of Total Expenses to Average Net Assets               0.15%    0.15%       0.15%        0.15%**
  Ratio of Net Investment Income to Average Net Assets        1.54%    1.39%       1.17%        1.23%**
  Turnover Rate                                                 2%+      4%+         7%+             7%
=======================================================================================================
 *Inception
**Annualized.
 +Turnover rates excluding in-kind redemptions were 2%, 2%, and 3%, respectively.



EXTENDED MARKET INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   2003       2002         2001        2000      1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $18.74     $23.09       $26.61      $37.07    $30.63
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .207        .19         .203        .274      .297
  Net Realized and Unrealized Gain (Loss) on Investments        7.926      (4.36)      (2.703)     (6.041)   10.101
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            8.133      (4.17)      (2.500)     (5.767)   10.398
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.213)      (.18)       (.210)      (.263)    (.318)
  Distributions from Realized Capital Gains                        --         --        (.810)     (4.430)   (3.640)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (.213)      (.18)      (1.020)     (4.693)   (3.958)
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                 $26.66     $18.74       $23.09      $26.61    $37.07
====================================================================================================================

TOTAL RETURN*                                                  43.43%    -18.06%       -9.13%     -15.55%    36.22%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                           $4,259     $2,629       $3,115      $3,881    $4,221
Ratio of Total Expenses to Average Net Assets                   0.26%      0.26%        0.25%       0.25%     0.25%
Ratio of Net Investment Income to Average Net Assets            1.01%      0.88%        0.88%       0.81%     1.04%
Turnover Rate                                                      8%        17%          20%         33%       26%
====================================================================================================================
 *Total returns do not reflect the 0.25% purchase fee imposed through March 31,
 2000, or the $10 annual account maintenance fee applied on balances under
 $10,000.

39


EXTENDED MARKET INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,  NOV. 13* TO
                                                      ----------------------------   DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003      2002       2001         2000
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $18.74    $23.09     $26.61       $31.89
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .221      .201       .213         .050
 Net Realized and Unrealized Gain (Loss)
   on Investments                                     7.926    (4.360)    (2.703)      (1.736)
---------------------------------------------------------------------------------------------
   Total from Investment Operations                   8.147    (4.159)    (2.490)      (1.686)
---------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                 (.227)    (.191)     (.220)       (.274)
 Distributions from Realized Capital Gains               --        --      (.810)      (3.320)
---------------------------------------------------------------------------------------------
   Total Distributions                                (.227)    (.191)    (1.030)      (3.594)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $26.66    $18.74     $23.09        $26.61
=============================================================================================

TOTAL RETURN                                          43.51%   -18.02%     -9.09%       -4.30%
=============================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                 $1,075      $611       $735         $441
Ratio of Total Expenses to  Average Net Assets        0.20%     0.20%      0.20%      0.20%**
Ratio of Net Investment Income to Average Net Assets  1.07%     0.94%      0.94%      1.23%**
Turnover Rate                                            8%       17%        20%          33%
=============================================================================================
 *Inception.
**Annualized.

MID-CAP INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003      2002       2001         2000        1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 9.88    $11.81     $12.21       $11.30      $10.79
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .122      .088       .081         .071        .073
 Net Realized and Unrealized Gain (Loss)
   on Investments                                     3.250    (1.798)     (.166)       1.897       1.448
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   3.372    (1.710)     (.085)       1.968       1.521
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.122)    (.093)     (.070)       (.078)      (.076)
 Distributions from Realized Capital Gains               --     (.127)     (.245)       (.980)      (.935)
----------------------------------------------------------------------------------------------------------
   Total Distributions                                (.122)    (.220)     (.315)      (1.058)     (1.011)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $13.13    $ 9.88     $11.81       $12.21      $11.30
==========================================================================================================

TOTAL RETURN*                                         34.14%   -14.61%     -0.50%       18.10%      15.32%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                 $3,610    $2,267     $2,049       $1,614        $605
Ratio of Total Expenses to Average Net Assets         0.26%     0.26%      0.25%        0.25%       0.25%
Ratio of Net Investment Income to Average Net Assets  1.20%     0.85%      0.83%        0.90%       0.99%
Turnover Rate                                         73%**      20%+        24%          51%         38%
==========================================================================================================
 *Total returns do not reflect the 0.25% purchase fee imposed from inception through February 28, 1999, or the $10 annual account maintenance fee applied on balances under $10,000.
**Includes activity related to a change in the Fund's target index.
 +Turnover rate excluding in-kind redemptions was 18%.




MID-CAP INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                       YEAR ENDED
                                                      DECEMBER 31,   NOV. 12* TO
                                                ---------------------  DEC . 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003      2002       2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $44.81    $53.56    $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .593      .431      .056
 Net Realized and Unrealized Gain (Loss)
   on Investments                                    14.742    (8.154)    3.982
--------------------------------------------------------------------------------
   Total from Investment Operations                  15.335    (7.723)    4.038
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.595)    (.451)    (.320)
 Distributions from Realized Capital Gains               --     (.576)    (.158)
--------------------------------------------------------------------------------
   Total Distributions                                (.595)   (1.027)    (.478)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $59.55    $44.81    $53.56
================================================================================

TOTAL RETURN                                         34.24%   -14.55%     8.06%
================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                   $842      $411      $223
Ratio of Total Expenses to Average Net Assets         0.18%     0.18%   0.20%**
Ratio of Net Investment Income to Average Net Assets  1.31%     0.94%   0.86%**
Turnover Rate                                        73%*+     20%++       24%
================================================================================
 *Inception.
**Annualized.
 +Includes activity related to a change in the Fund's target index.
++Turnover rate excluding in-kind redemptions was 18%.

41



SMALL-CAP INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002        2001      2000      1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.66         $19.82      $19.44    $23.60    $21.20
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .200           .192        .217      .270      .256
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         6.944         (4.160)       .388    (1.145)    4.491
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       7.144         (3.968)       .605     (.875)    4.747
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.204)          (.192)      (.225)    (.260)    (.267)
  Distributions from Realized Capital Gains                   --             --          --    (3.025)   (2.080)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.204)         (.192)      (.225)   (3.285)   (2.347)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.60         $15.66      $19.82    $19.44    $23.60
================================================================================================================

TOTAL RETURN*                                             45.63%        -20.02%       3.10%    -2.67%    23.13%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                      $4,871         $2,943      $3,545    $3,577    $3,553
Ratio of Total Expenses to Average Net Assets              0.27%          0.27%       0.27%     0.27%     0.25%
Ratio of Net Investment Income to Average Net Assets       1.17%          1.11%       1.16%     1.17%     1.25%
Turnover Rate                                              39%**            32%         39%       49%       42%
================================================================================================================
 *Total returns do not reflect the 0.5% purchase fee imposed through March 31,
 2000, or the $10 annual account maintenance fee applied on balances under $10,000.
**Includes activity related to a change in the Fund's target index.




SMALL-CAP INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      YEAR ENDED
                                                     DECEMBER 31,    NOV. 13* TO
                                               -----------------------  DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2003    2002    2001     2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $15.66  $19.82  $19.44   $22.40
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .220    .207    .231    .053
  Net Realized and Unrealized Gain (Loss)
    on Investments                               6.944  (4.160)   .388    .062
--------------------------------------------------------------------------------
    Total from Investment Operations             7.164  (3.953)   .619    .115
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.224)  (.207)  (.239)   (.265)
  Distributions from Realized Capital Gains         --      --      --  ( 2.810)
--------------------------------------------------------------------------------
    Total Distributions                          (.224)  (.207)  (.239)  (3.075)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                  $22.60  $15.66  $19.82  $19.44
================================================================================

TOTAL RETURN                                    45.76% -19.95%   3.17%   1.75%
================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)            $1,056    $591    $547    $252
Ratio of Total Expenses to Average Net Assets    0.18%   0.18%   0.20% 0.20%**
Ratio of Net Investment Income to
  Average Net Assets                             1.26%   1.22%   1.24% 1.79%**
Turnover Rate                                     39%+     32%     39%     49%
================================================================================
 *Inception.
**Annualized.
 +Includes activity related to a change in the Fund's target index.

VALUE INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.65   $18.90   $22.87   $22.89   $22.51
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .378     .303     .309     .355     .355
  Net Realized and Unrealized Gain (Loss) on Investments      4.294   (4.238)  (2.986)    .963    2.342
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          4.672   (3.935)  (2.677)   1.318    2.697
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.372)   (.315)   (.316)   (.358)   (.362)
  Distributions from Realized Capital Gains                      --       --    (.977)   (.980)  (1.955)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.372)   (.315)  (1.293)  (1.338)  (2.317)
------------------------------------------------------------- ------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $18.95   $14.65   $18.90   $22.87   $22.89
=======================================================================================================
TOTAL RETURN*                                                32.25%  -20.91%  -11.88%    6.08%   12.57%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,921   $2,197   $3,018   $3,450   $3,378
  Ratio of Total Expenses to Average Net Assets               0.23%    0.23%    0.22%    0.22%    0.22%
  Ratio of Net Investment Income to Average Net Assets        2.38%    1.80%    1.51%    1.60%    1.59%
  Turnover Rate                                               47%**      26%      38%      37%      41%
=======================================================================================================
 *Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 44%.




VALUE INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,      NOV. 13* TO
                                                            ----------------------------       DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002        2001           2000
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.65   $18.90      $22.87         $22.86
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .392     .315        .318           .045
  Net Realized and Unrealized Gain (Loss) on Investments      4.294   (4.238)     (2.986)          .635
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          4.686   (3.923)     (2.668)          .680
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.386)   (.327)      (.325)         (.100)
  Distributions from Realized Capital Gains                      --       --       (.977)         (.570)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.386)   (.327)     (1.302)         (.670)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $18.95   $14.65      $18.90         $22.87
=======================================================================================================
TOTAL RETURN                                                 32.36%  -20.85%     -11.83%          3.13%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $773     $480        $587           $248
  Ratio of Total Expenses to Average Net Assets               0.15%    0.15%       0.17%        0.17%**
  Ratio of Net Investment Income to Average Net Assets        2.48%    1.88%       1.57%        0.19%**
  Turnover Rate                                                47%+      26%         38%            37%
=======================================================================================================
 *Inception.
**Annualized.
 +Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 44%.

43



SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002         2001      2000     1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 8.52         $10.29       $ 9.65    $ 8.45   $ 8.74
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .192           .090         .074      .084     .065
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         2.976         (1.494)       1.176     1.698     .210
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       3.168         (1.404)       1.250     1.782     .275
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.198)         (.090)       (.065)    (.082)   (.070)
  Distributions from Realized Capital Gains                   --          (.276)       (.545)    (.500)   (.495)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.198)         (.366)       (.610)    (.582)   (.565)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.49         $ 8.52       $10.29    $ 9.65   $ 8.45
================================================================================================================

TOTAL RETURN*                                             37.19%        -14.20%       13.70%    21.88%    3.35%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                      $1,730         $1,176         $802      $317     $204
Ratio of Total Expenses to Average Net Assets              0.27%          0.27%        0.27%     0.27%    0.25%
Ratio of Net Investment Income to Average Net Assets       2.07%          0.93%        0.97%     1.16%    0.96%
Turnover Rate                                             109%**            57%          59%       82%      80%
================================================================================================================
 *Total returns do not reflect the purchase fee (0.5% from March 1, 1999, through March 31, 2002; 1.0% from inception through February 28, 1999) or the
 $10 annual account maintenance fee applied on balances under $10,000.
**Includes activity related to a change in the Fund's target index. Turnover rate including in-kind redemptions was 100%.



GROWTH INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2003      2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $19.95    $26.42   $30.57   $39.43   $31.67
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .169      .222     .181     .126     .207
  Net Realized and Unrealized Gain (Loss) on Investments     4.977    (6.465)  (4.144)  (8.861)   8.821
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         5.146    (6.243)  (3.963)  (8.735)    9.028
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.176)     (.227)   (.187)   (.125)   (.228)
  Distributions from Realized Capital Gains                     --        --       --       --   (1.040)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.176)    (.227)   (.187)   (.125)  (1.268)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $24.92    $19.95   $26.42   $30.57   $39.43
=======================================================================================================
TOTAL RETURN*                                               25.92%   -23.68%  -12.93%  -22.21%   28.76%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $7,586    $6,094   $8,445  $11,162  $15,232
  Ratio of Total Expenses to Average Net Assets              0.23%     0.23%    0.22%    0.22%    0.22%
  Ratio of Net Investment Income to Average Net Assets       0.77%     0.97%    0.67%    0.33%    0.64%
  Turnover Rate                                              44%**       23%      31%      33%      33%
=======================================================================================================
 *Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 42%.


GROWTH INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,      NOV. 13* TO
                                                            ----------------------------       DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002        2001           2000
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $19.95   $26.42      $30.57         $33.12
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .188     .237        .194           .024
  Net Realized and Unrealized Gain (Loss) on Investments      4.977   (6.465)     (4.144)        (2.536)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          5.165   (6.228)     (3.950)        (2.512)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.195)   (.242)      (.200)         (.038)
  Distributions from Realized Capital Gains                      --       --          --             --
-------------------------------------------------------------------------------------------------------
    Total Distributions (.195) (.242) (.200) (.038)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $24.92   $19.95      $26.42         $30.57
=======================================================================================================
TOTAL RETURN                                                 26.03%  -23.62%     -12.88%         -7.59%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $1,092     $751        $906           $709
  Ratio of Total Expenses to Average Net Assets               0.15%    0.15%       0.17%        0.17%**
  Ratio of Net Investment Income to Average Net Assets        0.84%    1.05%       0.74%        0.56%**
  Turnover Rate                                                44%+      23%         31%            33%
=======================================================================================================
 *Inception.
**Annualized.
 +Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 42%.




SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002         2001      2000     1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 9.17         $10.87       $10.97    $11.38   $ 9.53
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .021           .027         .009      .009     .025
  Net Realized and Unrealized Gain (Loss)on Investments    3.911         (1.702)       (.094)     .154    1.860
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       3.932         (1.675)       (.085)     .163    1.885
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.022)         (.025)       (.015)    (.003)   (.035)
  Distributions from Realized Capital Gains                   --             --           --     (.570)      --
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.022)         (.025)       (.015)    (.573)   (.035)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $13.08         $ 9.17       $10.87    $10.97   $11.38
================================================================================================================

TOTAL RETURN*                                             42.88%        -15.41%       -0.78%     1.59%   19.80%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                        $907           $388         $357      $356     $167
Ratio of Total Expenses to Average Net Assets               0.27%          0.27%        0.27%     0.27%    0.25%
Ratio of Net Investment Income to Average Net Assets        0.21%          0.24%        0.11%     0.03%    0.33%
Turnover Rate                                             108%**            61%          74%      136%      82%
================================================================================================================
 *Total returns do not reflect the purchase fee (0.5% from March 1, 1999, through March 31, 2002; 1.0% from inception through February 28, 1999) or the
 $10 annual account maintenance fee applied on balances under $10,000.
** Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 91%.

45


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------




BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them. See Converting Shares.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.

HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com. BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of the Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

47

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared to that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

CONVERSIONS INTO INSTITUTIONAL SHARES
You may convert Investor Shares or Admiral Shares into Institutional Shares of the same Fund (if available), provided that your account balance in the Fund is at least $10 million. The Funds' Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.

49

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day. Bond
Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

51

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within any 12-month period.
     Funds may be added to or deleted from this list at any time, without prior notice to shareholders.


For ALL VANGUARD FUNDS, the following limits generally apply:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
-    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

TELEPHONE TRANSACTIONS

^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
- Caller authorization to act on the account (by legal documentation or other means).
-    Account registration and address.
-    Social Security or employer identification number.
-    Fund and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

WRITTEN INSTRUCTIONS

^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (in dollars, shares, or percent).
-    Authorized signatures of registered owners.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

53

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS


We will send you financial reports about Vanguard U.S. Stock Index Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


-    Performance assessments with comparisons to industry benchmarks.
-    Financial statements with detailed listings of the Funds' holdings.
     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder,

55

unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD


ONLINE

VANGUARD.COM
-    For the best  source of  Vanguard  news
-    For fund, account, and service information n For most account transactions
-    For literature requests n 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/ 1-800-662-6273 (ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110


REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
     Vanguard Total Stock Market Index Fund--85 (Investor Shares) or 585 (Admiral Shares)
     Vanguard Extended Market Index Fund--98 (Investor Shares) or 598 (Admiral Shares)
     Vanguard  Large-Cap  Index  Fund--307  (Investor  Shares) or 5307  (Admiral
Shares)
     Vanguard Mid-Cap Index Fund--859 (Investor Shares) or 5859 (Admiral Shares) Vanguard Small-Cap Index Fund--48 (Investor Shares) or 548 (Admiral Shares) Vanguard Value Index Fund--06 (Investor Shares) or 506 (Admiral Shares) Vanguard Small-Cap Value Index Fund--860 (Investor Shares only)
     Vanguard Growth Index Fund--09 (Investor Shares) or 509 (Admiral Shares) Vanguard Small-Cap Growth Index Fund--861 (Investor Shares only)


The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, VIPERs, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

57

VIPER(R) SHARES

In addition to Investor Shares and Admiral Shares, certain Vanguard funds offer a class of shares, known as Vanguard/(R)/ Index Participation Equity Receipts (VIPER) Shares, that are listed for trading on the American Stock Exchange
(AMEX). If you own Investor Shares or Admiral Shares issued by one of these funds, you may convert those shares into VIPER* Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

     Nine Vanguard U.S. Stock Index Funds currently offer a VIPER Share class:


--------------------------------------------------------------------------------
                                                                      AMEX
                                                                   TRADING
FUND                        VIPER SHARES                            SYMBOL
-------------------------------------------------------------------------------
Vanguard/(R)/ Total Stock   Vanguard Total Stock Market VIPERs/(R)/    VTI
 Market Index Fund
Vanguard/(R)/ Extended      Vanguard Extended Market VIPERs/(R)/       VXF
 Market Index Fund
Vanguard/(R)/ Large-Cap     Vanguard Large-Cap VIPERs/(R)/              VV
 Index Fund
Vanguard/(R)/ Mid-Cap       Vanguard Mid-Cap VIPERs/(R)/                VO
 Index Fund
Vanguard/(R)/ Small-Cap     Vanguard Small-Cap VIPERs/(R)/              VB
 Index Fund                  /(R)/
Vanguard/(R)/ Value         Vanguard Value VIPERs/(R)/                 VTV
Index Fund                        /(R)/
Vanguard/(R)/ Small-Cap     Vanguard Small-Cap Value VIPERs/(R)/       VBR
 Value Index Fund
Vanguard/(R)/ Growth        Vanguard Growth VIPERs/(R)/                VUG
 Index Fund
Vanguard/(R)/ Small-Cap     Vanguard Small-Cap Growth VIPERs/(R)/      VBK
 Growth Index Fund
-------------------------------------------------------------------------------

     Although VIPER Shares represent an investment in the same portfolio of securities as Investor Shares or Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to VIPER Shares.
     The following material summarizes key information about VIPER Shares. A separate prospectus with more complete information about VIPER Shares is also available. Investors should review that prospectus before deciding whether to convert.

DIFFERENCES BETWEEN VIPER SHARES AND CONVENTIONAL MUTUAL FUND SHARES

Investor Shares and Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted below.
     An organized trading market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares will be listed for trading on the AMEX. Investors can purchase and sell VIPER Shares on the open market through a full-service, discount, or online broker. Open-market transactions will occur not at NAV, but at market prices that change throughout the day based on changes in the prices of the fund's portfolio securities and the supply of and demand for VIPER Shares. The market price of a fund's VIPER Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*Patent Pending.

                                                                          58
BUYING AND SELLING VIPER SHARES
Note: VIPER Shares must be held in a brokerage account. Therefore, before acquiring VIPER Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.
     You buy and sell VIPER Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares and receive less than NAV when you sell those shares.

     If you own conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) of a Vanguard fund that issues VIPER Shares, you can convert those shares into VIPER Shares of equivalent value--but you cannot convert back. See "Conversions" for a discussion of the conversion process.

     There is one other way to buy and sell VIPER Shares. Investors can purchase and redeem VIPER Shares directly from the issuing fund at NAV if they do so (i) through certain authorized broker-dealers, (ii) in large blocks of 50,000 or 100,000 VIPER Shares (depending on the fund), known as Creation Units, and (iii) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares this way.

RISKS

VIPER Shares issued by a fund are subject to the same risks as conventional shares of the same fund. VIPER Shares also are subject to the following risks:
- The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying VIPER Shares and you may receive less than NAV when selling them.
- VIPER Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own VIPER Shares, you must sell them on the open market. Although VIPER Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of a fund's VIPER Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEES AND EXPENSES

When you buy and sell VIPER Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to VIPER Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

59

     The estimated total annual operating expenses (the expense ratio) for each Fund's VIPER Shares are:


------------------------------------------
VIPER SHARES                 EXPENSE RATIO
------------------------------------------
Total Stock Market VIPERs            0.15%
Extended Market VIPERs               0.20
Large-Cap VIPERs                     0.12
Mid-Cap VIPERs                       0.18
Small-Cap VIPERs                     0.18
Value VIPERs                         0.15
Small-Cap Value VIPERs               0.22
Growth VIPERs                        0.15
Small-Cap Growth VIPERs              0.22
------------------------------------------

ACCOUNT SERVICES

Because you hold VIPER Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/. Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of VIPER Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose VIPER Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

CONVERSIONS
Owners of conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) issued by one of the Vanguard U.S. Stock Index Funds may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares of a Vanguard fund through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard imposes a fee on conversion transactions, and your broker may impose a fee of its own to process a conversion request. Vanguard reserves the right, in the future, to limit or terminate the conversion privilege or to raise the amount of the conversion fee.
     To initiate a conversion of conventional shares into VIPER Shares, you must contact your broker; your broker, in turn, will contact Vanguard. For brokers that can handle fractional shares, each full and fractional conventional share will be converted into full and fractional VIPER Shares of equivalent value. For example, if you own 300.250 conventional shares, and this is equivalent in value to 90.750 VIPER Shares, you will receive 90.750 VIPER Shares.
     Some brokers cannot handle fractional shares. If you intend to hold your VIPER Shares through one of these brokers, the conversion would be handled in such a way that you would receive a whole number of VIPER Shares. In the example above, for instance, you would convert full and fractional conventional shares equivalent in value to exactly 90 VIPER Shares. The remaining conventional shares would be redeemed, and you would receive the cash proceeds of that redemption. You would realize a gain or loss on the redemption (in no case more than the value of a single VIPER Share) that must be reported on your tax return. Please consult your broker to determine whether it can handle fractional VIPER Shares.

                                                                          60
     Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares: n The conversion transaction is nontaxable except to the extent that conventional shares must be sold to avoid the creation of fractional VIPER Shares.
- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day, although processing may take up to three business days depending on when the conversion request is received.
- Until the conversion process is complete, you will remain fully invested in the fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.
- During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you would liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.
- VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that typically emphasizes stocks whose prices are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  THE VANGUARD GROUP [SHIP LOGO]

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard U.S. Stock Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                           file number: 811-2652

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.


                                                                     P085 042004

                       VANGUARD(R) U.S. STOCK INDEX FUNDS

                Investor Shares for Participants . April 23,2004



This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2003.

STOCK
PROSPECTUS
                                          VANGUARD TOTAL STOCK MARKET INDEX FUND
                                             VANGUARD EXTENDED MARKET INDEX FUND


                                                   VANGUARD LARGE-CAP INDEX FUND


                                                     VANGUARD MID-CAP INDEX FUND
                                                   VANGUARD SMALL-CAP INDEX FUND
                                                       VANGUARD VALUE INDEX FUND
                                             VANGUARD SMALL-CAP VALUE INDEX FUND
                                                      VANGUARD GROWTH INDEX FUND
                                            VANGUARD SMALL-CAP GROWTH INDEX FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE VANGUARD GROUP(R)[LOGO]

VANGUARD U.S. STOCK INDEX FUNDS

Investor Shares
Participant Prospectus
April 23, 2004





--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO INDEX FUNDS
  2 FUND PROFILES
    2 Vanguard Total Stock Market
      Index Fund
    4 Vanguard Extended Market
      Index Fund
    6 Vanguard Large-Cap Index Fund
    8 Vanguard Mid-Cap Index Fund
   11 Vanguard Small-Cap Index Fund
   13 Vanguard Value Index Fund
   15 Vanguard Small-Cap Value
      Index Fund
   18 Vanguard Growth Index Fund
   20 Vanguard Small-Cap Growth
       Index Fund
 22 MORE ON THE FUNDS
 27 THE FUNDS AND VANGUARD
 27 INVESTMENT ADVISOR
 28 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 28 SHARE PRICE
 29 FINANCIAL HIGHLIGHTS
 35 INVESTING WITH VANGUARD
 36 ACCESSING FUND INFORMATION
    BY COMPUTER

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Funds'  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?


Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

WHY INDEX FUNDS?

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs, and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


INDEX FUNDS IN THIS PROSPECTUS


Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about nine Vanguard U.S. Stock Index Funds. Seven of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International (MSCI).



--------------------------------------------------------------------------------
FUND                                     SEEKS TO TRACK
--------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund   The overall stock market
Vanguard Extended Market Index           Fund Mid- and small-cap stocks
Vanguard Large-Cap Index Fund*           Large-cap stocks
Vanguard Mid-Cap Index Fund*             Mid-cap stocks Vanguard
Small-Cap Index Fund*                    Small-cap stocks
Vanguard Value Index Fund*               Large-cap value stocks
Vanguard Small-Cap Value Index Fund*     Small-cap value stocks
Vanguard Growth Index Fund*              Large-cap growth stocks
Vanguard Small-Cap GrowthIndex Fund*     Small-cap growth stocks
--------------------------------------------------------------------------------


     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

      *Indexed to
       MSCI(R) (LOGO)

FUND PROFILE--
VANGUARD(R) TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically invests all, or substantially all, of its assets in the 1,300 largest stocks in its target index (covering nearly 95% of the Index's total market capitalization) and in a representative sample of the remainder. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
     ---------------------------------------
 ANNUAL TOTAL RETURNS--INVESTOR SHARES
---------------------------------------
    RANGE                   -40% to 60%
    1994                          -0.17
    1995                          35.79
    1996                          20.96
    1997                          30.99
    1998                          23.26
    1999                          23.81
    2000                         -10.57
    2001                         -10.97
    2002                         -20.96
    2003                          31.35
---------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.51% (quarter ended December 31, 1998), and the lowest return for a quarter was -16.84% (quarter ended September 30, 2002).

3


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND
 INVESTOR SHARES                                    31.35%    0.46%      10.48%
--------------------------------------------------------------------------------
Wilshire 5000 Index (reflects no deduction for
 fees, expenses, or taxes)                          31.64%    0.42%      10.59%
--------------------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                 0.18%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                      0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.20%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.



     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $20          $64       $113         $255
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      TotSt
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   85
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             CUSIP NUMBER
since inception                                    922908306

INCEPTION DATE                                     TICKER SYMBOL
April 27, 1992                                     VTSMX

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003

$42.5 billion
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD(R) EXTENDED MARKET INDEX FUND



INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Wilshire 4500 Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Wilshire 4500 Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all, or substantially all, of its assets in the 1,200 largest stocks in its target index (covering nearly 80% of the Index's total market capitalization) and in a representative sample of the remainder. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.
PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small- and mid-cap stocks will trail returns from the overall stock market.
     Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

5

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1994          - 1.76
                                 1995           33.80
                                 1996           17.65
                                 1997           26.73
                                 1998            8.32
                                 1999           36.22
                                 2000          -15.55
                                 2001          - 9.13
                                 2002          -18.06
                                 2003           43.43
               ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 29.54% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.05% (quarter ended September 30, 2001).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND
 INVESTOR  SHARES                                   43.43%    4.20%      10.06%
--------------------------------------------------------------------------------
WILSHIRE 4500 INDEX (Reflects no deduction
 for fees, expenses or taxes)                       43.84%    4.12%       9.79%
--------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                 0.23%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                      0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.26%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $27          $84       $146         $331
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         Extnd

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   98
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922908207
December 21, 1987
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VEXMX
DECEMBER 31, 2003
$7 billion
--------------------------------------------------------------------------------





FUND PROFILE--
VANGUARD(R) LARGE-CAP INDEX FUND



INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

7

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The Fund's Investor Shares were first issued on January 30, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. The Fund has no operating history; actual operating expenses could be different.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.18%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.20%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


-------------------------------------
                   1 YEAR     3 YEARS
-------------------------------------
Investor Shares       $20       $64
-------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      Investor Shares--LarCapIx
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   Investor Shares--307
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             CUSIP NUMBER
since inception                                    Investor Shares--922908587

INCEPTION DATE                                     TICKER SYMBOL
January 30, 2004                                   Investor Shares--VLACX

NET ASSETS (ALL SHARE CLASSES) AS OF DECEMBER 31,
2003
N/A
--------------------------------------------------------------------------------





FUND PROFILE--VANGUARD(R) MID-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from mid-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

9

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1999           15.32
                                 2000           18.10
                                 2001          - 0.50
                                 2002          -14.61
                                 2003           34.14
               ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.96% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.56% (quarter ended September 30, 2002).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                   1 YEAR   5 YEARS  INCEPTION*
-------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND INVESTOR SHARES         34.14%    9.19%       9.74%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deductions
 for fees, expenses, or taxes):
S7P MIDCAP INDEX                                    35.62%    9.21%       9.63%
SPLICED MID CAP INDEX**                             33.84     8.92        9.36
MSCI US MID CAP 4500 INDEX                          39.05       --          --
--------------------------------------------------------------------------------
*Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2003.
**Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter. The Fund adopted the MSCI US Mid Cap 450 Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.23%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.26%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.


     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $27          $84       $146         $331
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         MidCp

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   859
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922908843
May 21, 1998
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VIMSX
DECEMBER 31, 2003
$5.5 billion
--------------------------------------------------------------------------------

11

FUND PROFILE--VANGUARD(R) SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1994          - 0.51
                                 1995           28.74
                                 1996           18.12
                                 1997           24.59
                                 1998          - 2.61
                                 1999           23.13
                                 2000          - 2.67
                                 2001            3.10
                                 2002          -20.02
                                 2003           45.63
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 22.21% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.37% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND
 INVESTOR SHARES                                    45.63%    7.55%      10.20%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (Reflect no deduction for fees, expenses, or taxes):
 RUSSELL 2000 INDEX                                 47.25%    7.13%        9.74%
 SPLICED SMALL CAP INDEX*                           45.49     6.87         9.34
 MSCI US SMALL CAP 1750 INDEX                       47.38       --           --
--------------------------------------------------------------------------------
*Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter. The Fund adopted the MSCI US Small Cap 1750 Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred the fiscal year ended December 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.24%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.27%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.



     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $28          $87       $152         $343
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

13


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Distributed annually in December                 SmCap

INVESTMENT ADVISOR                               VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa., since     48
1989
                                                 CUSIP NUMBER
INCEPTION DATE                                   922908702
October 3, 1960
                                                 TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF             NAESX
DECEMBER 31, 2003
$7 billion
--------------------------------------------------------------------------------



FUND PROFILE--VANGUARD(R) VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-    Investment  style risk,  which is the chance that  returns  from  large-cap value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      - ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1994          - 0.73
                                 1995           36.94
                                 1996           21.86
                                 1997           29.77
                                 1998           14.64
                                 1999           12.57
                                 2000            6.08
                                 2001          -11.88
                                 2002          -20.91
                                 2003           32.25
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.45% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND INVESTOR SHARES           32.25%    1.94%      10.49%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (Reflect no deduction for fees, expenses, or taxes):
 S&P 500/BARRA VALUE INDEX                          31.79%    1.95%      10.55%
 SPLICED VALUE INDEX*                               32.38     2.04       10.60
 MSCI US PRIME MARKET VALUE INDEX                   29.72      --          --
--------------------------------------------------------------------------------
*Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter. The Fund adopted the MSCI US Prime Market Value Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.21%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.23%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.



 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that

15


operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $24          $74       $130         $293
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      Value
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   06
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             CUSIP NUMBER
since inception                                    922908405

INCEPTION DATE                                     TICKER SYMBOL
November 2, 1992                                   VIVAX

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$4.2 billion
--------------------------------------------------------------------------------




FUND PROFILE--
VANGUARD(R) SMALL-CAP VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from small-cap value stocks will trail returns from the overall stock market.
     Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
     ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1999            3.35
                                 2000           21.88
                                 2001           13.70
                                 2002          -14.20
                                 2003           37.19
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.37% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.50% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                    1 YEAR   5 YEAR   INCEPTION*
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE INDEX FUND
 INVESTOR SHARES                                    37.19%   11.01%       7.18%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
  S&P SMALLCAP 600/BARRA VALUE INDEX                40.04%   11.02%       7.01%
  SPLICED SMALL CAP VALUE INDEX**                   35.54    10.30        6.39
  MSCI US SMALL CAP VALUE INDEX                     44.34       --          --
--------------------------------------------------------------------------------
*Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2003.
** performance of the S&P SmallCap 600/Barra Value Index through May 16,
2003, and performance of the MSCI US Small Cap Value Index thereafter. The Fund adopted the MSCI US Small Cap Value Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------

17

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.24%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.27%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.



     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $28          $87       $152         $343
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         SmVal

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   860
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922908793
May 21, 1998
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VISVX
DECEMBER 31, 2003
$1.8 billion
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1994            2.89
                                 1995           38.06
                                 1996           23.74
                                 1997           36.34
                                 1998           42.21
                                 1999           28.76
                                 2000          -22.21
                                 2001          -12.93
                                 2002          -23.68
                                 2003           25.92
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 24.64% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.50% (quarter ended March 31, 2001).

19



--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND INVESTOR SHARES          25.92%   -3.47%      11.07%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES(reflect no deduction for
 fees, expenses, or taxes):
 S&P 500/BARRA GROWTH INDEX                         25.66%   -3.49%      11.12%
 SPLICED GROWTH INDEX*                               26.10    -3.42      11.16
 MSCI US PRIME MARKET GROWTH INDEX                   29.20       --         --
--------------------------------------------------------------------------------
     *Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter. The Fund adopted the MSCI US Prime Market Growth Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.21%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.23%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.



     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $24          $74       $130         $293
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      Growth
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   09
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             CUSIP NUMBER
since inception                                    922908504

INCEPTION DATE                                     TICKER SYMBOL
November 2, 1992                                   VIGRX

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$9.5 billion
--------------------------------------------------------------------------------




FUND PROFILE--
VANGUARD(R) SMALL-CAP GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-cap growth stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

21

     ----------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
               ----------------------------------------------------
               [BAR CHART]
                                 1999           19.80
                                 2000            1.59
                                 2001          - 0.78
                                 2002          -15.41
                                 2003           42.88
               ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.69% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.50% (quarter ended September 30, 2001).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                    1 YEAR  5 YEARS   INCEPTION*
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP GROWTH INDEX FUND
 INVESTOR SHARES                                    42.88%    7.86%       6.04%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction
 for fees, expenses, or taxes):
S&P SMALLCAP 600/BARRA GROWTH INDEX                 37.31%    6.67%       4.96%
SPLICED SMALL CAP GROWTH INDE**                     41.90     7.37        5.58
MSCI US SMALL CAP GROWTH INDEX                      50.37       --          --
--------------------------------------------------------------------------------
*Since inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2003.
**Reflects performance of the S&P SmallCap 600/Barra Growth Index through May 16, 2003, and performance of the MSCI US Small Cap Growth Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.24%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.27%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $28          $87       $152         $343
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         SmGth

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   861
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922908827
May 21, 1998
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VISGX
DECEMBER 31, 2003
$937 million
--------------------------------------------------------------------------------




MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index or in synthetic equivalents (i.e., instruments that provide substantially similar economic exposure). A Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE


[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

23

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                   54.2%    28.6%     19.9%     17.8%
Worst                 -43.1    -12.4      -0.8       3.1
Average                12.4     10.7      11.2      11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.
     Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market, Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.
     Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.
     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund (other than the Large-Cap Index Fund)as of December 31, 2003, is listed below:



----------------------------------------------
                                ASSET-WEIGHTED
                                 MEDIAN MARKET
VANGUARD INDEX FUND             CAPITALIZATION
----------------------------------------------
Total Stock Market               $29.3 billion
Extended Market                    1.9
Mid-Cap                            4.8
Small-Cap                          1.2
Value                             44.3
Small-Cap Value                    1.2
Growth                            44.0
Small-Cap Growth                   1.2
----------------------------------------

     The asset-weighted median market capitalization of the Large-Cap Index Fund's target index was $44.4 billion as of December 31, 2003.

[FLAG] EACH FUND,  EXCEPT  THE TOTAL  STOCK  MARKET  INDEX  FUND,  IS SUBJECT TO
     INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




SECURITY SELECTION

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Large-Cap, Mid-Cap, Small-Cap, Value, Small-Cap Value, Growth, and Small-Cap Growth Index Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions. The Total Stock Market and Extended Market Index Funds use a sampling method of indexing, with each Fund holding a representative sample of the stocks that make up its target index.

     The following table shows the number of stocks held by each Fund, and the number of stocks in its target index, as of December 31, 2003.



--------------------------------------------------------
                           NUMBER OF    NUMBER OF STOCKS
VANGUARD INDEX FUND      STOCKS HELD     IN TARGET INDEX
--------------------------------------------------------
Total Stock Market             3,651             5,216
Extended Market                3,337             4,720
Large-Cap                        N/A               754
Mid-Cap                          453               452
Small-Cap                      1,756             1,750
Value                            421               419
Small-Cap Value                  991               988
Growth                           402               401
Small-Cap Growth                 979               975
--------------------------------------------------------




RISK OF NONDIVERSIFICATION

The target indexes tracked by Vanguard's U.S. Stock Index Funds include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a fund tracking such an index might no

25


longer meet the legal definition of "diversified." (Such has been the case, from time to time, with the Growth Index Fund.) For this reason, Vanguard's U.S. Stock Index Funds are classified as "nondiversified." However, these Funds, other than the Growth Index Fund, in actuality have been diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.


OTHER INVESTMENT POLICIES AND RISKS

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-, mid-, or small-cap, growth, or value) as the current index. Six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund) switched target indexes after May 16, 2003, based upon the board of trustees' determination that this change would be in shareholders' best interests.

     Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

     Although index funds, by their nature, tend to be tax-efficient investment vehicles, each Fund is generally managed without regard to tax ramifications.
     To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Turnover rates for six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund) were higher than normal for the fiscal year ending December 31, 2003, because of portfolio adjustments made when converting these Funds to new target indexes.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 86%, and for all domestic stock funds, the average turnover rate was 110%, both as reported by Morningstar, Inc., on December 31, 2003.
--------------------------------------------------------------------------------

27

THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

     For the fiscal year ended December 31, 2003, the advisory expenses for each Fund (except the Small-Cap Growth Index Fund and the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Small-Cap Growth Index Fund, the advisory expenses represented an effective annual rate of approximately 0.02% of its average net assets. For the current fiscal year, the Large-Cap Index Fund's advisory expenses are expected to represent an effective annual rate of less than 0.01% of its average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Funds' board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Funds as well as for brokerage or research services provided to the advisor for the benefit of the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

 The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Total Stock Market, Large-Cap, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.

     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE
Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

29

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose reports--along with each Fund's financial statements--are included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Total Stock Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2003 with a net asset value (price) of $20.07 per share. During the year, each Investor Share earned $0.325 from investment income (interest and dividends) and $5.922 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.327 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $25.99, reflecting earnings of $6.247 per share and distributions of $0.327 per share. This was an increase of $5.92 per share (from $20.07 at the beginning of the year to $25.99 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 31.35% for the year.

As of December 31, 2003, the Investor Shares had approximately $24.1 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 1.49% of average net assets. The Fund sold and replaced securities valued at a rate of 2% of its net assets.
--------------------------------------------------------------------------------



TOTAL STOCK MARKET INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $20.07   $25.74   $29.26   $33.22   $27.42
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .325     .295     .310     .331     .317
  Net Realized and Unrealized Gain (Loss) on Investments      5.922  (5.672)  (3.533)  (3.815)    6.133
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          6.247  (5.377)  (3.223)  (3.484)    6.450
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.327)   (.293)   (.297)   (.336)   (.330)
  Distributions from Realized Capital Gains                      --       --       --   (.140)   (.320)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.327)   (.293)   (.297)   (.476)   (.650)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $25.99   $20.07   $25.74   $29.26   $33.22
=======================================================================================================
TOTAL RETURN                                                 31.35%  -20.96%  -10.97%  -10.57%   23.81%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $24,059  $14,254  $15,781  $16,856  $18,133
  Ratio of Total Expenses to Average Net Assets               0.20%    0.20%    0.20%    0.20%    0.20%
  Ratio of Net Investment Income to Average Net Assets        1.49%    1.32%    1.11%    1.04%    1.15%
  Turnover Rate                                                 2%*      4%*      7%*       7%       3%
=======================================================================================================

*Turnover rates excluding in-kind redemptions were 2%, 2%, and 3%, respectively.

31


EXTENDED MARKET INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   2003       2002         2001       2000       1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $18.74     $23.09       $26.61     $37.07     $30.63
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .207        .19         .203       .274       .297
  Net Realized and Unrealized Gain (Loss) on Investments        7.926      (4.36)      (2.703)    (6.041)    10.101
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            8.133      (4.17)      (2.500)    (5.767)    10.398
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.213)      (.18)       (.210)     (.263)     (.318)
  Distributions from Realized Capital Gains                        --         --        (.810)    (4.430)    (3.640)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (.213)      (.18)      (1.020)    (4.693)    (3.958)
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                 $26.66     $18.74       $23.09     $26.61     $37.07
====================================================================================================================

TOTAL RETURN*                                                  43.43%    -18.06%       -9.13%    -15.55%     36.22%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                           $4,259     $2,629       $3,115     $3,881     $4,221
Ratio of Total Expenses to Average Net Assets                   0.26%      0.26%        0.25%      0.25%      0.25%
Ratio of Net Investment Income to Average Net Assets            1.01%      0.88%        0.88%      0.81%      1.04%
Turnover Rate                                                      8%        17%          20%        33%        26%
====================================================================================================================
 *Total returns do not reflect the 0.25% purchase fee imposed through March 31,
 2000.



MID-CAP INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003      2002       2001         2000        1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 9.88    $11.81     $12.21       $11.30      $10.79
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .122      .088       .081         .071        .073
 Net Realized and Unrealized Gain (Loss)
   on Investments                                     3.250    (1.798)     (.166)       1.897       1.448
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   3.372    (1.710)     (.085)       1.968       1.521
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.122)    (.093)     (.070)       (.078)      (.076)
 Distributions from Realized Capital Gains               --     (.127)     (.245)       (.980)      (.935)
----------------------------------------------------------------------------------------------------------
   Total Distributions                                (.122)    (.220)     (.315)      (1.058)     (1.011)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $13.13    $ 9.88     $11.81       $12.21      $11.30
==========================================================================================================

TOTAL RETURN*                                        34.14%   -14.61%     -0.50%       18.10%      15.32%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                 $3,610    $2,267     $2,049       $1,614        $605
Ratio of Total Expenses to Average Net Assets         0.26%     0.26%      0.25%        0.25%       0.25%
Ratio of Net Investment Income to Average Net Assets  1.20%     0.85%      0.83%        0.90%       0.99%
Turnover Rate                                         73%**      20%+        24%          51%         38%
==========================================================================================================
 *Total returns do not reflect the 0.25% purchase fee imposed from inception through February 28, 1999.
**Includes activity related to a change in the Fund's target index.
 +Turnover rate excluding in-kind redemptions was 18%.

SMALL-CAP INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002        2001      2000      1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.66         $19.82      $19.44    $23.60    $21.20
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .200           .192        .217      .270      .256
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         6.944         (4.160)       .388    (1.145)    4.491
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       7.144         (3.968)       .605     (.875)    4.747
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.204)          (.192)      (.225)    (.260)    (.267)
  Distributions from Realized Capital Gains                   --             --          --    (3.025)   (2.080)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.204)         (.192)      (.225)   (3.285)   (2.347)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.60         $15.66      $19.82    $19.44    $23.60
================================================================================================================

TOTAL RETURN*                                             45.63%        -20.02%       3.10%    -2.67%    23.13%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                      $4,871         $2,943      $3,545    $3,577    $3,553
Ratio of Total Expenses to Average Net Assets              0.27%          0.27%       0.27%     0.27%     0.25%
Ratio of Net Investment Income to Average Net Assets       1.17%          1.11%       1.16%     1.17%     1.25%
Turnover Rate                                              39%**            32%         39%       49%       42%
================================================================================================================
 *Total returns do not reflect the 0.5% purchase fee imposed through March 31,
 20000.
**Includes activity related to a change in the Fund's target index.



VALUE INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.65   $18.90   $22.87   $22.89   $22.51
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .378     .303     .309     .355     .355
  Net Realized and Unrealized Gain (Loss) on Investments      4.294   (4.238)  (2.986)    .963    2.342
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          4.672   (3.935)  (2.677)   1.318    2.697
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.372)   (.315)   (.316)   (.358)   (.362)
  Distributions from Realized Capital Gains                      --       --    (.977)   (.980)  (1.955)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.372)   (.315)   (1.293)  (1.338)  (2.317)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $18.95   $14.65   $18.90   $22.87   $22.89
=======================================================================================================
TOTAL RETURN                                                 32.25%  -20.91%  -11.88%    6.08%   12.57%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,921   $2,197   $3,018   $3,450   $3,378
  Ratio of Total Expenses to Average Net Assets               0.23%    0.23%    0.22%    0.22%    0.22%
  Ratio of Net Investment Income to Average Net Assets        2.38%    1.80%    1.51%    1.60%    1.59%
  Turnover Rate                                                47%*      26%      38%      37%      41%
=======================================================================================================
 *Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 44%.


33


SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002         2001      2000     1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 8.52         $10.29       $ 9.65    $ 8.45   $ 8.74
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .192           .090         .074      .084     .065
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         2.976         (1.494)       1.176     1.698     .210
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       3.168         (1.404)       1.250     1.782     .275
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.198)         (.090)       (.065)    (.082)   (.070)
  Distributions from Realized Capital Gains                   --          (.276)       (.545)    (.500)   (.495)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.198)         (.366)       (.610)    (.582)   (.565)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.49         $ 8.52       $10.29    $ 9.65   $ 8.45
================================================================================================================

TOTAL RETURN*                                             37.19%        -14.20%       13.70%    21.88%    3.35%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                      $1,730         $1,176         $802      $317     $204
Ratio of Total Expenses to Average Net Assets              0.27%          0.27%        0.27%     0.27%    0.25%
Ratio of Net Investment Income to Average Net Assets       2.07%          0.93%        0.97%     1.16%    0.96%
Turnover Rate                                             109%**            57%          59%       82%      80%
================================================================================================================
 *Total returns do not reflect the purchase fee (0.5% from March 1, 1999, through March 31, 2002; 1.0% from inception through February 28, 1999).
**Includes activity related to a change in the Fund's target index. Turnover rate including in-kind redemptions was 100%.



GROWTH INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2003      2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $19.95    $26.42   $30.57   $39.43   $31.67
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .169      .222     .181     .126     .207
  Net Realized and Unrealized Gain (Loss) on Investments     4.977    (6.465)  (4.144)  (8.861)   8.821
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         5.146    (6.243)  (3.963)  (8.735)    9.028
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.176)     (.227)   (.187)   (.125)   (.228)
  Distributions from Realized Capital Gains                     --        --       --       --  (1.040)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.176)    (.227)   (.187)   (.125)  (1.268)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $24.92    $19.95   $26.42   $30.57   $39.43
=======================================================================================================
TOTAL RETURN                                                25.92%   -23.68%  -12.93%  -22.21%   28.76%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $7,586    $6,094   $8,445  $11,162  $15,232
  Ratio of Total Expenses to Average Net Assets              0.23%     0.23%    0.22%    0.22%    0.22%
  Ratio of Net Investment Income to Average Net Assets       0.77%     0.97%    0.67%    0.33%    0.64%
  Turnover Rate                                               44%*       23%      31%      33%      33%
=======================================================================================================
 *Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 42%.


SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002         2001      2000     1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 9.17         $10.87       $10.97    $11.38   $ 9.53
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .021           .027         .009      .009     .025
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         3.911         (1.702)       (.094)     .154    1.860
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       3.932         (1.675)       (.085)     .163    1.885
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.022)         (.025)       (.015)    (.003)   (.035)
  Distributions from Realized Capital Gains                   --             --           --     (.570)      --
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.022)         (.025)       (.015)    (.573)   (.035)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $13.08         $ 9.17       $10.87    $10.97   $11.38
================================================================================================================

TOTAL RETURN*                                             42.88%        -15.41%       -0.78%     1.59%   19.80%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                        $907           $388         $357      $356     $167
Ratio of Total Expenses to
  Average Net Assets                                       0.27%          0.27%        0.27%     0.27%    0.25%
Ratio of Net Investment Income to
  Average Net Assets                                       0.21%          0.24%        0.11%     0.03%    0.33%
Turnover Rate                                             108%**            61%          74%      136%      82%
================================================================================================================
 *Total returns do not reflect the purchase fee (0.5% from March 1, 1999, through March 31, 2002; 1.0% from inception through February 28, 1999).
** Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 91%.

35

INVESTING WITH VANGUARD

One or more of the Funds are an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.
EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply: n You must wait 90 days before exchanging back into the fund from any source. n The 90-day clock restarts after every exchange out of the fund. n Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

 For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
- Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
- A "round trip" is a redemption from a fund followed by a purchase back into the fund.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund. Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER
VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.













The Vanguard Group, Vanguard, Plain Talk, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that typically emphasizes stocks whose prices are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                               THE VANGUARD GROUP(R) [SHIP LOGO]

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard U.S. Stock Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                          file numbers: 811-2652

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.


                                                                     I085 042004

                       VANGUARD(R) U.S. STOCK INDEX FUNDS

              Admiral(TM) Shares for Participants . April 23, 2004

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2003.

STOCK
PROSPECTUS
                                          VANGUARD TOTAL STOCK MARKET INDEX FUND
                                             VANGUARD EXTENDED MARKET INDEX FUND

                                               VANGUARD LARGE-CAP INDEX FUND

                                                     VANGUARD MID-CAP INDEX FUND
                                                   VANGUARD SMALL-CAP INDEX FUND
                                                       VANGUARD VALUE INDEX FUND
                                                      VANGUARD GROWTH INDEX FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    THE VANGUARD GROUP(R) [LOGO]

VANGUARD U.S. STOCK INDEX FUNDS
Admiral Shares
Participant Prospectus

April 23, 2004



--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO INDEX FUNDS
  2 FUND PROFILES
    2 Vanguard Total Stock Market
      Index Fund

    4 Vanguard Extended Market Index Fund
    6 Vanguard Large-Cap Index Fund

    8 Vanguard Mid-Cap Index Fund
   10 Vanguard Small-Cap Index Fund
   13 Vanguard Value Index Fund
   15 Vanguard Growth Index Fund
 18 MORE ON THE FUND
 22 THE FUNDS AND VANGUARD
 23 INVESTMENT ADVISOR
 24 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 25 SHARE PRICE
 26 FINANCIAL HIGHLIGHTS
 30 INVESTING WITH VANGUARD
 31 ACCESSING FUND INFORMATION
    BY COMPUTER

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

WHY INDEX FUNDS?

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs, and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


INDEX FUNDS IN THIS PROSPECTUS


Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about seven of the Vanguard U.S. Stock Index Funds. Five of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International (MSCI).



--------------------------------------------------------------------------------
FUND                                       SEEKS TO TRACK
--------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund     The overall stock market
Vanguard Extended Market Index Fund        Mid- and small-cap stocks
Vanguard Large-Cap Index Fund*             Large-cap stocks
Vanguard Mid-Cap Index Fund*               Mid-cap stocks
Vanguard Small-Cap Index Fund*             Small-cap stocks
Vanguard Value Index Fund*                 Large-cap value stocks
Vanguard Growth Index Fund*                Large-cap growth stocks
--------------------------------------------------------------------------------



     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

      *Indexed to
       MSCI(R) (LOGO)

FUND PROFILE--
VANGUARD(R) TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically invests all, or substantially all, of its assets in the 1,300 largest stocks in its target index (covering nearly 95% of the Index's total market capitalization) and in a representative sample of the remainder. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                 2001  -10.89%
                 2002  -20.95
                 2003   31.42
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 16.47% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.83% (quarter ended September 30, 2002).

3

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                          SINCE
                                                    1 YEAR           INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND
 ADMIRAL SHARES                                     31.42%               -3.24%
--------------------------------------------------------------------------------
WILSHIRE 5000 INDEX (reflects no
 deduction for fees, expenses, or taxes)            31.64%               -3.19%
--------------------------------------------------------------------------------
*Since-inception returns are from November 13, 2000--the inception date of the
 Admiral Shares--through December 31, 2003.
--------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.13%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.15%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.



     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $15          $48         $85          $192
--------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                     NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,   AS OF DECEMBER 31, 2003
June, September, and December; capital          $42.5 billion
gains,  if any,
are distributed annually in December.

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,         TotStAdml
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 585
Investor Shares--April 27, 1992
Admiral Shares--November 13, 2000              CUSIP NUMBER
                                               922908728

                                               TICKER SYMBOL
                                               VTSAX
--------------------------------------------------------------------------------





FUND PROFILE--
VANGUARD(R) EXTENDED MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Wilshire 4500 Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Wilshire 4500 Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all, or substantially all, of its assets in the 1,200 largest stocks in its target index (covering nearly 80% of the Index's total market capitalization) and in a representative sample of the remainder. The Fund holds a range of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small- and mid-cap stocks will trail returns from the overall stock market.
     Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has

5

varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                2001    -9.09%
                2002   -18.02
                2003    43.51
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.08% (quarter ended September 30, 2001).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                          SINCE
                                                    1 YEAR           INCEPTION*
--------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND
 ADMIRAL SHARES                                     43.51%                0.75%
--------------------------------------------------------------------------------
WILSHIRE 4500 INDEX (reflects no
 deduction for fees, expenses, or taxe              43.84%                0.79%
--------------------------------------------------------------------------------
*Since-inception returns are from November 13, 2000--the inception date of the
 Admiral Shares--through December 31, 2003.
--------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested  Dividends:                None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.18%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.20%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
   $20            $64       $113          $255
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         ExtndAdml

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   598
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922908694
Investor Shares--December 21, 1987
Admiral Shares--November 13, 2000        TICKER SYMBOL
                                         VEXAX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$7 billion
--------------------------------------------------------------------------------




FUND PROFILE--
VANGUARD(R) LARGE-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

7

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The Fund's Investor and Admiral Shares were first issued on January 30, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. The Fund has no operating history; actual operating expenses could be different.



      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.10%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.12%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.


     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


------------------------------------
                  1 YEAR     3 YEARS
------------------------------------
Admiral Shares      $12         $39
------------------------------------
     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      Admiral Shares--LarCapAd
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   Admiral Shares--5307
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             CUSIP NUMBER
since inception                                    Admiral Shares--922908579

INCEPTION DATE                                     TICKER SYMBOL
January 30, 2004                                   Admiral Shares--VLCAX

NET ASSETS (ALL SHARE CLASSES) AS OF DECEMBER 31,
2003
N/A
--------------------------------------------------------------------------------





FUND PROFILE--VANGUARD(R) MID-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from mid-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

9

      ----------------------------------------------------
               ANNUAL TOTAL RETURN--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                2002    -14.55%
                2003     34.24
      ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 16.37% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.53% (quarter ended September 30, 2002).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                          SINCE
                                                    1 YEAR           INCEPTION*
-------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND ADMIRAL SHARES          34.24%               10.59%
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 S&P MIDCAP 400 INDEX                               35.62%               11.59%
 SPLICED MID CAP INDEX**                            33.84                10.46
 MSCI US MID CAP 450 INDEX                          39.05                   --
--------------------------------------------------------------------------------
*Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2003.
**Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter. The Fund adopted the MSCI US Mid Cap 450 Index as its target index on May 16, 2003.
-------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.16%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.18%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.



     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the

Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $18          $58        $101         $230
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         MidCpAdml

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   5859
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922908645
Investor Shares--May 21, 1998
Admiral Shares--November 12, 2001        TICKER SYMBOL
                                         VIMAX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
$5.5 billion
--------------------------------------------------------------------------------




FUND PROFILE--VANGUARD(R) SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

11

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                2001    3.17
                2002  -19.95
                2003   45.76
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 22.19% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.32% (quarter ended September 30, 2002).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                        SINCE *
                                                    1 YEAR            INCEPTION
--------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND ADMIRAL SHARE         45.76%                6.69%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no  deduction for fees, expenses, or taxes):
 RUSSELL 2000 INDEX                                 47.25%                6.57%
 SPLICED SMALL CAP INDEX**                          45.49                 6.16
 MSCI US SMALL CAP 1750 INDEX                       47.38                   --
--------------------------------------------------------------------------------
*Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2003.
**Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter. The Fund adopted the MSCI US Small Cap 1750 Index as its target index on May 16, 2003.
-------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.15%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.18%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.


     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18           $58      $101          $230
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Distributed annually in December                 SmCapAdml

INVESTMENT ADVISOR                               VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa., since     548
1989
                                                 CUSIP NUMBER
INCEPTION DATE                                   922908686
Investor Shares--October 3, 1960
Admiral Shares--November 13, 2000                TICKER SYMBOL
                                                 VSMAX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003
 $7 billion
--------------------------------------------------------------------------------

13

FUND PROFILE--VANGUARD(R) VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-    Investment  style risk,  which is the chance that  returns  from  large-cap value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
 [BAR CHART]
                2001       -11.83
                2002       -20.85
                2003        32.36
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.29% (quarter ended June 30, 2003), and the lowest return for a quarter was-20.44% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                          SINCE
                                                    1 YEAR            INCEPTION*
--------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND ADMIRAL SHARES            32.36%               -1.54%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 S&P 500/BARRA VALUE  INDEX                         31.79%               -1.65%
 SPLICED VALUE INDEX**                              32.38                -1.51
 MSCI US PRIME MARKET VALUE INDEX                   29.72                   --
--------------------------------------------------------------------------------
*Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2003.
**Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter. The Fund adopted the MSCI US Prime Market Value Index as its target index on May 16, 2003
-------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.13%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.15%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.



     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $15           $48       $85          $192
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

15


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                    NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,  AS OF DECEMBER 31, 2003
June, September, and December; capital         $4.2 billion
gains, if any, are distributed annually in December.

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,          ValAdml
since inception
                                                VANGUARD FUND NUMBER
INCEPTION DATE                                  506
Investor Shares--November 2, 1992
Admiral Shares--November 13, 2000               CUSIP NUMBER
                                                922908678

                                                TICKER SYMBOL
                                                VVIAX
--------------------------------------------------------------------------------


FUND PROFILE--VANGUARD(R) GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                2001    -12.88%
                2002    -32.62
                2003     26.03
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.98% (quarter ended December 31, 2001), and the lowest return for a quarter was -17.49% (quarter ended March 31, 2001).

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                          SINCE
                                                    1 YEAR            INCEPTION*
--------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND ADMIRAL SHARES           26.03%               -7.82%
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 S&P 500/BARRA GROWTH INDEX                         25.66%               -7.80%
 SPLICED GROWTH INDEX**                             26.10                -7.70
 MSCI US PRIME MARKET GROWTH INDEX                  29.20                   --
--------------------------------------------------------------------------------
*Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2003.
**Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter. The Fund adopted the MSCI US Prime Market Growth Index as its target index on May 16, 2003.
-------------------------------------------------------------------------------

17

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.13%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.15%
      *The Fund reserves the right to deduct a purchase fee from future purchases of shares.



     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $15          48         $85         $192
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                     NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,   AS OF DECEMBER 31, 2003
June, September, and December; capital          $9.5 billion
gains, if any, are distributed annually in December.

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,         GrwthAdml
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 509
Investor Shares--November 2, 1992
Admiral Shares--November 13, 2000              CUSIP NUMBER
                                               922908660

                                               TICKER SYMBOL
                                               VIGAX
--------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index or in synthetic equivalents (i.e., instruments that provide substantially similar economic exposure). A Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE


[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                   54.2%    28.6%     19.9%     17.8%
Worst                 -43.1    -12.4      -0.8       3.1
Average                12.4     10.7      11.2      11.3
----------------------------------------------------------


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.
     Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market, Extended Market, Mid-Cap, and Small-Cap Index Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.
     Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks

19

have the potential at times to be more volatile than the broader markets. Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund (other than the Large-Cap Index Fund) as of December 31, 2003, is listed below:



--------------------------------------------------
                                 ASSET-WEIGHTED
                                  MEDIAN MARKET
VANGUARD INDEX FUND              CAPITALIZATION
--------------------------------------------------
Total Stock Market               $29.3 billion
Extended Market                    1.9
Mid-Cap                            4.8
Small-Cap                          1.2
Value                             44.3
Growth                            44.0
--------------------------------------------------

     The asset-weighted median market capitalization of the Large-Cap Index Fund's target index was $44.4 billion as of December 31, 2003.




[FLAG] EACH FUND,  EXCEPT  THE TOTAL  STOCK  MARKET  INDEX  FUND,  IS SUBJECT TO
     INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.





--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------




SECURITY SELECTION

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Large-Cap, Mid-Cap, Small-Cap, Value, and Growth Index Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions. The Total Stock Market and Extended Market Index Funds use a sampling method of indexing, with each Fund holding a representative sample of the stocks that make up its target index. The following table shows the number of stocks held by each Fund, and the number of stocks in its target index, as of December 31, 2003.

----------------------------------------------------------
                           NUMBER OF     NUMBER OF STOCKS
VANGUARD INDEX FUND      STOCKS HELD      IN TARGET INDEX
----------------------------------------------------------
Total Stock Market             3,651                5,216
Extended Market                3,337                4,720
Large-Cap                       N/A                   754
Mid-Cap                          453                  452
Small-Cap                      1,756                1,750
Value                            421                  419
Growth                           402                  401
----------------------------------------------------------




RISK OF NONDIVERSIFICATION


The target indexes tracked by Vanguard's U.S. Stock Index Funds include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a fund tracking such an index might no longer meet the legal definition of "diversified." (Such has been the case, from time to time, with the Growth Index Fund.) For this reason, Vanguard's U.S. Stock Index Funds are classified as "nondiversified." However, these Funds, other than the Growth Index Fund, in actuality have been diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.


OTHER INVESTMENT POLICIES AND RISKS

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-, mid-, or small-cap, growth, or value) as the current index. Four of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, and Growth Index Fund) switched target indexes on May 16, 2003, based upon the board of trustees' determination that this change would be in shareholders' best interests.

     Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

     Although index funds, by their nature, tend to be tax-efficient investment vehicles, each Fund is generally managed without regard to tax ramifications.

     To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

21

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Turnover rates for four of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, and Growth Index Fund) were higher than normal for the fiscal year ending December 31, 2003, because of portfolio adjustments made when converting these Funds to new target indexes.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 86%, and for all domestic stock funds, the average turnover rate was 110%, both as reported by Morningstar, Inc., on December 31, 2003.
--------------------------------------------------------------------------------





THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost"  basis,  with no  profit  component,  which  helps to keep the  funds'
expenses                                                                    low.
--------------------------------------------------------------------------------

23

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

     For the fiscal year ended December 31, 2003, the advisory expenses for each Fund (except the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the current fiscal year, the Large-Cap Index Fund's advisory expenses are expected to represent an effective annual rate of less than 0.01% of its average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Funds' board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Funds as well as for brokerage or research services provided to the advisor for the benefit of the Funds.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Total Stock Market, Large-Cap, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, and Small-Cap Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may
occasionally be required to make  supplemental   at some other time
during the year.

     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

25

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose reports--along with each Fund's financial statements--are included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Total Stock Market Index Fund's Admiral Shares as an example. The Admiral Shares began the fiscal year 2003 with a net asset value (price) of $20.07 per share. During the year, each Admiral Share earned $0.336 from investment income (interest and dividends) and $5.922 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.338 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $25.99, reflecting earnings of $6.258 per share and distributions of $0.338 per share. This was an increase of $5.92 per share (from $20.07 at the beginning of the year to $25.99 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 31.42% for the year.

As of December 31, 2003, the Admiral Shares had approximately $8 billion in net assets. For the year, the expense ratio was 0.15% ($1.50 per $1,000 of net assets), and the net investment income amounted to 1.54% of average net assets. The Fund sold and replaced securities valued at 2% of its net assets.
--------------------------------------------------------------------------------

27


TOTAL STOCK MARKET INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,      NOV. 13* TO
                                                            ----------------------------       DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002        2001           2000
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $20.07   $25.75      $29.26         $30.22
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .336     .296        .332           .049
  Net Realized and Unrealized Gain (Loss) on Investments      5.922   (5.672)     (3.533)         (.830)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          6.258   (5.376)     (3.201)         (.781)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.338)   (.304)      (.309)         (.099)
  Distributions from Realized Capital Gains                      --       --          --         (.080)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.338)   (.304)      (.309)         (.179)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $25.99   $20.07      $25.75         $29.26
=======================================================================================================
TOTAL RETURN                                                 31.42%  -20.95%     -10.89%         -2.55%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $7,969   $4,069      $3,894         $2,104
  Ratio of Total Expenses to Average Net Assets               0.15%    0.15%       0.15%        0.15%**
  Ratio of Net Investment Income to Average Net Assets        1.54%    1.39%       1.17%        1.23%**
  Turnover Rate                                                 2%+      4%+         7%+             7%
=======================================================================================================
 *Inception
**Annualized.
 +Turnover rates excluding in-kind redemptions were 2%, 2%, and 3%, respectively.




EXTENDED MARKET INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,  NOV. 13* TO
                                                      ----------------------------   DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003      2002       2001         2000
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $18.74    $23.09     $26.61       $31.89
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .221      .201       .213         .050
 Net Realized and Unrealized Gain (Loss)
   on Investments                                     7.926    (4.360)    (2.703)      (1.736)
---------------------------------------------------------------------------------------------
   Total from Investment Operations                   8.147    (4.159)    (2.490)      (1.686)
---------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                 (.227)    (.191)     (.220)       (.274)
 Distributions from Realized Capital Gains               --        --      (.810)      (3.320)
---------------------------------------------------------------------------------------------
   Total Distributions                                (.227)    (.191)    (1.030)      (3.594)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $26.66    $18.74     $23.09        $26.61
=============================================================================================

TOTAL RETURN                                         43.51%   -18.02%     -9.09%        -4.30%
=============================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                 $1,075      $611       $735          $441
Ratio of Total Expenses to  Average Net Assets        0.20%     0.20%      0.20%       0.20%**
Ratio of Net Investment Income to Average Net Assets  1.07%     0.94%      0.94%       1.23%**
Turnover Rate                                            8%       17%        20%           33%
=============================================================================================
 *Inception.
**Annualized.

MID-CAP INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                       YEAR ENDED
                                                      DECEMBER 31,   NOV. 12* TO
                                                ---------------------  DEC . 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003      2002       2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $44.81    $53.56    $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .593      .431      .056
 Net Realized and Unrealized Gain (Loss)
   on Investments                                    14.742    (8.154)    3.982
--------------------------------------------------------------------------------
   Total from Investment Operations                  15.335    (7.723)    4.038
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.595)    (.451)    (.320)
 Distributions from Realized Capital Gains               --     (.576)    (.158)
--------------------------------------------------------------------------------
   Total Distributions                                (.595)   (1.027)    (.478)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $59.55    $44.81    $53.56
================================================================================

TOTAL RETURN                                         34.24%   -14.55%     8.06%
================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                   $842      $411      $223
Ratio of Total Expenses to Average Net Assets         0.18%     0.18%   0.20%**
Ratio of Net Investment Income to Average Net Assets  1.31%     0.94%   0.86%**
Turnover Rate                                         73%*+     20%++       24%
================================================================================
 *Inception.
**Annualized.
 +Includes activity related to a change in the Fund's target index.
++Turnover rate excluding in-kind redemptions was 18%.





SMALL-CAP INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      YEAR ENDED
                                                     DECEMBER 31,    NOV. 13* TO
                                               -----------------------  DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2003    2002    2001     2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $15.66  $19.82  $19.44   $22.40
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .220    .207    .231    .053
  Net Realized and Unrealized Gain (Loss)
    on Investments                               6.944  (4.160)   .388    .062
--------------------------------------------------------------------------------
    Total from Investment Operations             7.164  (3.953)   .619    .115
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.224)  (.207)  (.239)   (.265)
  Distributions from Realized Capital Gains         --      --      --  ( 2.810)
--------------------------------------------------------------------------------
    Total Distributions                          (.224)  (.207)  (.239)  (3.075)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                  $22.60  $15.66  $19.82  $19.44
================================================================================

TOTAL RETURN                                    45.76% -19.95%   3.17%   1.75%
================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)            $1,056    $591    $547    $252
Ratio of Total Expenses to Average Net Assets    0.18%   0.18%   0.20% 0.20%**
Ratio of Net Investment Income to
  Average Net Assets                             1.26%   1.22%   1.24% 1.79%**
Turnover Rate                                     39%+     32%     39%     49%
================================================================================
 *Inception.
**Annualized.
 +Includes activity related to a change in the Fund's target index.

29

VALUE INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,      NOV. 13* TO
                                                            ----------------------------       DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002        2001           2000
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.65   $18.90      $22.87         $22.86
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .392     .315        .318           .045
  Net Realized and Unrealized Gain (Loss) on Investments      4.294   (4.238)     (2.986)          .635
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          4.686   (3.923)     (2.668)          .680
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.386)   (.327)      (.325)         (.100)
  Distributions from Realized Capital Gains                      --       --       (.977)         (.570)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.386)   (.327)     (1.302)         (.670)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $18.95   $14.65      $18.90         $22.87
=======================================================================================================
TOTAL RETURN                                                 32.36%  -20.85%     -11.83%          3.13%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $773     $480        $587           $248
  Ratio of Total Expenses to Average Net Assets               0.15%    0.15%       0.17%        0.17%**
  Ratio of Net Investment Income to Average Net Assets        2.48%    1.88%       1.57%        0.19%**
  Turnover Rate                                                47%+      26%         38%            37%
=======================================================================================================
 *Inception.
**Annualized.
 +Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 44%.



GROWTH INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,      NOV. 13* TO
                                                            ----------------------------       DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002        2001           2000
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $19.95   $26.42      $30.57         $33.12
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .188     .237        .194           .024
  Net Realized and Unrealized Gain (Loss) on Investments      4.977   (6.465)     (4.144)        (2.536)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          5.165   (6.228)     (3.950)        (2.512)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.195)   (.242)      (.200)         (.038)
  Distributions from Realized Capital Gains                      --       --          --             --
-------------------------------------------------------------------------------------------------------
    Total Distributions (.195) (.242) (.200) (.038)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $24.92   $19.95      $26.42         $30.57
=======================================================================================================
TOTAL RETURN                                                 26.03%  -23.62%     -12.88%         -7.59%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $1,092     $751        $906           $709
  Ratio of Total Expenses to Average Net Assets               0.15%    0.15%       0.17%        0.17%**
  Ratio of Net Investment Income to Average Net Assets        0.84%    1.05%       0.74%        0.56%**
  Turnover Rate                                                44%+      23%         31%            33%
=======================================================================================================
 *Inception.
**Annualized.
 +Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 42%.

INVESTING WITH VANGUARD

One or more of the Funds are an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Stock Index Fund, or Institutional Developed Markets Stock Index Fund, regardless of the dollar amount, the following policies generally apply: n You must wait 90 days before exchanging back into the fund from any source. n The 90-day clock restarts after every exchange out of the fund. n Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

31

 For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
- Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
- A "round trip" is a redemption from a fund followed by a purchase back into the fund.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund. Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction. Before making an exchange to or from another fund available in your plan, consider the following: n Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

















The Vanguard Group, Vanguard, Plain Talk, Admiral, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc.The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, sold, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

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






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





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






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








                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that typically emphasizes stocks whose prices are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                               THE VANGUARD GROUP(R) [SHIP LOGO]


                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard U.S. Stock Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file numbers: 811-2652


                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.



                                                                     I585 042004

VANGUARD/(R)/ 500 INDEX FUND

Investor Shares & Admiral(TM) Shares . April 23, 2004

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2003.

STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   THE VANGUARD GROUP (R) [LOGO]

VANGUARD 500 INDEX FUND

Investor Shares and Admiral Shares
Prospectus
April 23, 2004

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

  1 AN INTRODUCTION TO INDEX FUNDS
  2 FUND PROFILE
  4 ADDITIONAL INFORMATION
  5 MORE ON THE FUND
  8 THE FUND AND VANGUARD
  8 INVESTMENT ADVISOR
  9 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 11 SHARE PRICE
 12 FINANCIAL HIGHLIGHTS
 14 INVESTING WITH VANGUARD
   14 Buying Shares
   16 Converting Shares
   17 Redeeming Shares
   19 Exchanging Shares
   20 Other Rules You Should Know
   22 Fund and Account Updates
   23 Contacting Vanguard

GLOSSARY (inside back cover)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

This prospectus offers the Fund's Investor and Admiral Shares. The Buying Shares section of this prospectus, which begins on page 14, describes the eligibility requirements for each share class.

The Fund's separate share classes normally have different expenses; as a result,
their          investment           performances           will          differ.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

WHY INDEX FUNDS?

Index funds typically have the following characteristics:

- Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs, and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

VANGUARD INDEX FUNDS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.
     On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the invest ment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
 ---------------------------------------
 ANNUAL TOTAL RETURNS--INVESTOR SHARES
---------------------------------------
    RANGE -40% to 60%
    1994                           1.18%
    1995                          37.45
    1996                          22.88
    1997                          33.19
    1998                          28.62
    1999                          21.07
    2000                         - 9.06
    2001                         -12.02
    2002                         -22.15
    2003                          28.50
---------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.39% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.22% (quarter ended September 30, 2002).

3



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
VANGUARD 500 INDEX FUND INVESTOR SHARES
 Return Before Taxes                      28.50%        -0.63%         10.99%
 Return After Taxes on Distributions      28.20         -1.09          10.24
 Return After Taxes on                    18.86         -0.78           9.33
  Distributions and Sale of Fund Shares
--------------------------------------------------------------------------------
VANGUARD 500 INDEX FUND ADMIRAL SHARES
 Return Before Taxes                      28.59%            --             --
--------------------------------------------------------------------------------
S&P 500 INDEX (reflects no deduction for
 fees, expenses, or taxes)                28.68%        -.057%         11.07%
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2003, the average annual total returns were -4.59% for the Admiral Shares and -4.55% for the S&P 500 Index.
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurre d in the fiscal year ended December 31, 2003.



                                                        INVESTOR        ADMIRAL
                                                          SHARES         SHARES
                                                          ------         ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                   None           None
Purchase Fee:                                               None*          None*
Sales Charge (Load) Imposed on Reinvested Dividends:        None           None
Redemption Fee:                                             None           None
Account Maintenance Fee for accounts under $10,000): $2.50/quarter**       None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       0.16%           0.11%
12b-1 Distribution Fee:                                    None            None
Other Expenses:                                            0.02%           0.01%
 TOTAL ANNUAL FUND OPERATING EXPENS                        0.18%           0.12%

*The Fund reserves the right to deduct a purchase fee from the future purchases of shares.
**If applicable, the account maintenance fee will be deducted from your quarterly distribution of Fund's dividends. If your distribution is less than the fee, a fractional share may be automatically redeemed to make up the difference.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


----------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $18       $58      $101      $230
Admiral Shares         12        39        68       154
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly   Investor Shares--May be converted to
in March, June, September, and         Admiral Shares if you meet certain
December; capital gains, if any,       tenure requirements
are account balance and  distributed  Admiral Shares--May be converted to
annually in December.                   Shares--May be converted to
                                       Investor Shares if you are no longer
                                       eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,
Pa.,                                  NEWSPAPER ABBREVIATION
since inception                       Investor Shares--500
                                      Admiral Shares--500Adml
INCEPTION DATE
Investor Shares--August 31, 1976      VANGUARD FUND NUMBER
Admiral Shares--November 13, 2000     Investor Shares--40
                                      Admiral Shares--540
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2003                     CUSIP NUMBER
$93.4 billion                         Investor Shares--922908108
                                      Admiral Shares--922908710
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VFINX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VFIAX
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

5

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst               - 43.1    -12.4      -0.8        3.1
Average               12.4     10.7      11.2       11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, or large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund was $52.3 billion as of December 31, 2003.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM LARGE-CAP STOCKS WILL TRAIL RETURNS FROM THE OVERALL MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.
     The Fund held 503 stocks, compared with 500 stocks in its target index, as of December 31, 2003.

RISK OF NONDIVERSIFICATION

The target index tracked by Vanguard 500 Index Fund typically includes a diverse collection of stocks. Similarly, the Fund holds stocks of many companies across many different industries. It is possible that the Fund's target index could become less diversified if the Index's largest companies significantly increase in value relative to the Index's other components. In an extreme situation, the Fund might no longer meet the legal definition of "diversified." For this reason, Vanguard 500 Index Fund is classified as "nondiversified." However, this Fund, in actuality, has been diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.

OTHER INVESTMENT POLICIES AND RISKS


The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.
     The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.
     To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

7

ACCOUNT MAINTENANCE FEE

Vanguard assesses an account maintenance fee on index fund accounts whose balances are below $10,000 (for any reason, including a decline in the value of a Fund's shares) on the date a dividend is distributed. This fee is intended to allocate account maintenance costs more equitably among shareholders. For funds that distribute dividends quarterly, the account maintenance fee is $2.50 per quarter, deducted from the quarterly dividend, which usually is distributed during the last two weeks of each calendar quarter. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of your dividend (unless you hold your shares through a nontaxable account). If the dividend is less than the fee, a fractional share may be automatically redeemed to make up the difference.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change much from year to year. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the

Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 86%, and for all domestic stock funds, the average turnover rate was 110%, both as reported by Morningstar, Inc., on December 31, 2003.
--------------------------------------------------------------------------------






THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Fund through its Quantitative Equity Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets.
     Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
     For the fiscal year ended December 31, 2003, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.

9


 The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

 The manager primarily responsible for overseeing the Fund's investments is:

 GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS


The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Fund generally are distributed in March, June, September, and December. Capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

BASIC TAX POINTS


Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points: n Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

11

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2003 with a net asset value (price) of $81.15 per share. During the year, each Investor Share earned $1.44 from investment income (interest and dividends) and $21.51 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.43 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $102.67, reflecting earnings of $22.95 per share and distributions of $1.43 per share. This was an increase of $21.52 per share (from $81.15 at the beginning of the year to $102.67 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.50% for the year.

As of December 31, 2003, the Investor Shares had approximately $75.3 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 1.61% of average net assets. The Fund sold and replaced securities valued at 2% of its net assets.
--------------------------------------------------------------------------------

13



500 INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2003          2002     2001     2000       1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 81.15       $105.89  $121.86  $135.33   $113.95
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        1.44          1.32    1.260     1.29     1.370
 Net Realized and Unrealized Gain (Loss)
   on Investments                                            21.51        (24.70) (15.955)  (13.46)   22.415
-------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          22.95        (23.38) (14.695)  (12.17)   23.785
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (1.43)        (1.36)  (1.275)   (1.30)   (1.410)
 Distributions from Realized Capital Gains                      --            --       --       --     (.995)
-------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (1.43)        (1.36)  (1.275)   (1.30)   (2.405)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                             $102.67       $ 81.15  $105.89  $121.86   $135.33
=============================================================================================================

TOTAL RETURN*                                               28.50%       -22.15%  -12.02%   -9.06%    21.07%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $75,342       $56,224  $73,151  $88,240  $104,652
 Ratio of Total Expenses to Average Net Assets               0.18%         0.18%    0.18%    0.18%     0.18%
 Ratio of Net Investment Income to Average Net Assets        1.61%         1.43%    1.14%    0.98%     1.13%
 Turnover Rate**                                                2%            7%       4%       9%        6%
=============================================================================================================
* Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Turnover  rates  excluding  in-kind  redemptions  were 1%, 6%, 3%, 7%, and 3%, respectively.


500 INDEX FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------
                                                         YEAR ENDED
                                                        DECEMBER 31,          NOV. 13* TO
                                                   -----------------------       DEC. 31,
 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2003      2002     2001           2000
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 81.15   $105.89  $121.87        $124.88
------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                            1.507     1.374    1.313           .179
 Net Realized and Unrealized Gain (Loss)
   on Investments                                21.510   (24.700) (15.955)        (2.808)
------------------------------------------------------------------------------------------
   Total from Investment Operations              23.017   (23.326) (14.642)        (2.629)
------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income            (1.487)   (1.414)  (1.338)         (.381)
 Distributions from Realized Capital Gains           --        --       --             --
------------------------------------------------------------------------------------------
   Total Distributions                           (1.487)   (1.414)  (1.338)         (.381)
------------------------------------------------------------------------------------------

Net Asset Value, End of Period                  $102.68   $ 81.15  $105.89        $121.87
==========================================================================================

Total Return                                     28.59%   -22.10%  -11.98%         -2.10%
==========================================================================================
Ratios/Supplemental Data

Net Assets, End of Period (Millions)            $18,098   $11,922  $13,863         $8,237
 Ratio of Total Expenses to Average Net Assets    0.12%     0.12%    0.12%         0.12%+
 Ratio of Net Investment Income to
   Average Net Assets                             1.67%     1.50%    1.22%          1.03+
 Turnover Rate**                                     2%        7%       4%             9%
==========================================================================================
*Inception.
**Turnover  rates  excluding  in-kind  redemptions  were 1%,  6%,  3%, and 7%, respectively.
+Annualized.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them. See Converting Shares.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.

HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com. BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number. " For a list of the Fund numbers and addresses, see Contacting Vanguard.

15

BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your band account.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties. ^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable. ^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared to that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.

17

TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

CONVERSIONS INTO INSTITUTIONAL SHARES
You may convert Investor Shares or Admiral Shares into Institutional Shares of the same Fund (if available), provided that your account balance in the Fund is at least $10 million. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.

19

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within a 12-month period.
     Funds may be added to or deleted from this list at any time, without prior notice to shareholders.

 For ALL VANGUARD FUNDS, the following limits generally apply:
-n No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
-    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online. TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
- Caller authorization to act on the account (by legal documentation or other means).
-    Account registration and address.
-    Social Security or employer identification number.
-    Fund and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

21

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (in dollars, shares, or percent).
-    Authorized signatures of registered owners.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

     For most nonretirement accounts, Vanguard deducts a $10 fee in June if the account balance at that time is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

23

ANNUAL AND SEMIANNUAL REPORTS

We will send you financial reports about Vanguard 500 Index Fund twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
-    Performance assessments with comparisons to industry benchmarks.

-    Financial statements with detailed listings of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD


ONLINE

VANGUARD.COM
-    For the best source of Vanguard news
-    For fund, account, and service information
- For most account transactions n For literature requests n 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/ 1-800-662-6273 (ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
     Vanguard 500 Index Fund--40 (Investor Shares) or 540 (Admiral Shares)










The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

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





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




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



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

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                               THE VANGUARD GROUP(R) [SHIP LOGO]


                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you'd like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-2652

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     P040 042004

VANGUARD/(R)/ 500 INDEX FUND

Investor Shares for Participants . April 23, 2004


This prospectus
contains financial data for the Fund through the fiscal year ended December 31, 2003.

STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   THE VANGUARD GROUP (R) [LOGO]

VANGUARD 500 INDEX FUND
Investor Shares
Participant Prospectus

April 23, 2004




--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO INDEX FUNDS
  2 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  7 THE FUND AND VANGUARD
  7 INVESTMENT ADVISOR
  8 DIVIDENDS, CAPITAL GAINS, AND TAXES
  8 SHARE PRICE
  9 FINANCIAL HIGHLIGHTS
 11 INVESTING WITH VANGUARD
 12 ACCESSING FUND INFORMATION
    BY COMPUTER

  GLOSSARY (inside back cover)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

 This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

1
AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

WHY INDEX FUNDS?

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs, and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

VANGUARD INDEX FUNDS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.
     On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

                                                                           2
FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the invest ment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
---------------------------------------
 ANNUAL TOTAL RETURNS--INVESTOR SHARES
---------------------------------------
    RANGE -40% to 60%
    1994                           1.18%
    1995                          37.45
    1996                          22.88
    1997                          33.19
    1998                          28.62
    1999                          21.07
    2000                         - 9.06
    2001                         -12.02
    2002                         -22.15
    2003                          28.50
---------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.39% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.22% (quarter ended September 30, 2002).

3

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
VANGUARD 500 INDEX FUND INVESTOR SHARES             28.50%   -0.63%      10.99%
--------------------------------------------------------------------------------
S&P 500 INDEX (reflects no deduction for
 fees, expenses, or taxes)                          28.68%   -.057%      11.07%
--------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.16%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.18%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This examples assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18          $58       $101         $230
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                    NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,  AS OF DECEMBER 31, 2003
June, September, and December; capital         $93.4 billion
gains, if any, are distributed annually
in December.
                                               NEWSPAPER ABBREVIATION
INVESTMENT ADVISOR                             500
The Vanguard Group, Valley Forge, Pa.,
since inception                                VANGUARD FUND NUMBER
                                               40
INCEPTION DATE
August 31, 1976                                CUSIP NUMBER
                                               922908108

                                               TICKER SYMBOL
                                               VFINX
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst               - 43.1    -12.4      -0.8        3.1
Average               12.4     10.7      11.2       11.3
----------------------------------------------------------

5

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, or large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund was $52.3 billion as of December 31, 2003.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM LARGE-CAP STOCKS WILL TRAIL RETURNS FROM THE OVERALL MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions. The Fund held 503 stocks, compared with 500 stocks in its target index, as of December 31, 2003.

RISK OF NONDIVERSIFICATION

The target index tracked by Vanguard 500 Index Fund typically includes a diverse collection of stocks. Similarly, the Fund holds stocks of many companies across many different industries. It is possible that the Fund's target index could become less diversified if the Index's largest companies significantly increase in value relative to the Index's other components. In an extreme situation, the Fund might no longer meet the legal definition of "diversified." For this reason, Vanguard 500 Index Fund is classified as "nondiversified." However, this Fund, in actuality, has been diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.

OTHER INVESTMENT POLICIES AND RISKS


The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.
     The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

     To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change much from year to year. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

7


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 86%, and for all domestic stock funds, the average turnover rate was 110%, both as reported by Morningstar, Inc., on December 31, 2003.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Fund through its Quantitative Equity Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
     For the fiscal year ended December 31, 2003, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Fund's board of trustees may direct the

                                                                           8
advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The manager primarily responsible for overseeing the Fund's investments is:

 GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Fund generally are distributed in March, June, September, and December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets

9

may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Investor Shares began fiscal year 2003 with a net asset value (price) of $81.15 per share. During the year, each Investor Share earned $1.44 from investment income (interest and dividends) and $21.51 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.43 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $102.67, reflecting earnings of $22.95 per share and distributions of $1.43 per share. This was an increase of $21.52 per share (from $81.15 at the beginning of the year to $102.67 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.50% for the year.

As of December 31, 2003, the Investor Shares had approximately $75.3 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 1.61% of average net assets. The Fund sold and replaced securities valued at 2% of its net assets.
--------------------------------------------------------------------------------


500 INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2003          2002     2001     2000       1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 81.15       $105.89  $121.86  $135.33   $113.95
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        1.44          1.32    1.260     1.29     1.370
 Net Realized and Unrealized Gain (Loss)
   on Investments                                            21.51        (24.70) (15.955)  (13.46)   22.415
-------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          22.95        (23.38) (14.695)  (12.17)   23.785
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (1.43)        (1.36)  (1.275)   (1.30)   (1.410)
 Distributions from Realized Capital Gains                      --            --       --       --     (.995)
-------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (1.43)        (1.36)  (1.275)   (1.30)   (2.405)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                             $102.67       $ 81.15  $105.89  $121.86   $135.33
=============================================================================================================

TOTAL RETURN                                               28.50%       -22.15%  -12.02%   -9.06%    21.07%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $75,342       $56,224  $73,151  $88,240  $104,652
 Ratio of Total Expenses to Average Net Assets               0.18%         0.18%    0.18%    0.18%     0.18%
 Ratio of Net Investment Income to Average Net Assets        1.61%         1.43%    1.14%    0.98%     1.13%
 Turnover Rate*                                                 2%            7%       4%       9%        6%
=============================================================================================================
* Turnover  rates  excluding  in-kind  redemptions  were 1%, 6%, 3%, 7%, and 3%, respectively.

11
INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerg ing Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Stock Index Fund, or Institutional Developed Markets Stock Index Fund, regardless of the dollar amount, the following policies generally apply: n You must wait 90 days before exchanging back into the fund from any source. n The 90-day clock restarts after every exchange out of the fund. n Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

 For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
- Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
- A "round trip" is a redemption from a fund followed by a purchase back into the fund.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund. Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



The Vanguard Group, Vanguard, PlainTalk, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500 and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  THE VANGUARD GROUP [SHIP LOGO]

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION  PROVIDED BY THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-2652
                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     I040 042004

VANGUARD/(R)/  500 INDEX FUND
Admiral(TM) Shares for Participants . April 23, 2004


This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2003.

STOCK
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   THE VANGUARD GROUP (R) [LOGO]

VANGUARD 500 INDEX FUND
Admiral Shares

Participant Prospectus
April 23, 2004


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO INDEX FUNDS
  2 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  7 THE FUND AND VANGUARD
  7 INVESTMENT ADVISOR
  8 DIVIDENDS, CAPITAL GAINS, AND TAXES
  8 SHARE PRICE
  9 FINANCIAL HIGHLIGHTS
 11 INVESTING WITH VANGUARD
 12 ACCESSING FUND INFORMATION
    BY COMPUTER

  GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1
AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
     An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.
WHY INDEX FUNDS?

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs, and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

VANGUARD INDEX FUNDS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.
     On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

                                                                           2
FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the invest ment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.
      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
[BAR CHART]

        2001    -11.98
        2002    -22.10
        2003     28.59
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 15.40% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.20% (quarter ended September 30, 2002).

3

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                          SINCE
                                                    1 YEAR           INCEPTION*
--------------------------------------------------------------------------------
VANGUARD 500 INDEX FUND ADMIRAL SHARES              28.59%               -4.59%
--------------------------------------------------------------------------------
S&P 500 INDEX (reflects no deduction for fees,
expenses, or taxes)                                 28.68%               -4.55%
--------------------------------------------------------------------------------
*Since-inception returns are from November 13, 2000--the inception date of the
 Admiral Shares--through December 31, 2003.
-------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


SHAREHOLDER FEES (fees paid directly from your
Sales Charge (Load) Imposed on Purchases:                                  None
Purchase Fee:                                                             None*
Sales Charge (Load) Imposed on Reinvested Dividends:                       None
Redemption Fee:                                                            None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      0.11%
12b-1 Distribution Fee:                                                    None
Other Expenses:                                                           0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                    0.12%
 *The Fund reserves the right to deduct a purchase fee from future purchases of shares.


     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $12          $39        $68           $154
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                    NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,  AS OF DECEMBER 31, 2003
June, September, and December; capital         $93.4 billion
gains, if any, are distributed annually
in December.

INVESTMENT ADVISOR                             NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,         500Adml
since inception
                                               VANGUARD FUND NUMBER
INCEPTION DATE                                 540
November 13, 2000
                                               CUSIP NUMBER
                                               922908710

                                               TICKER SYMBOL
                                               VFIAX
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE


[FLAG]
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst               - 43.1    -12.4      -0.8        3.1
Average               12.4     10.7      11.2       11.3
----------------------------------------------------------

5

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund was $52.3 billion as of December 31, 2003.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM LARGE-CAP STOCKS WILL TRAIL RETURNS FROM THE OVERALL MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.
     The Fund held 503 stocks, compared with 500 stocks in its target index, as of December 31, 2003.

RISK OF NONDIVERSIFICATION

The target index tracked by Vanguard 500 Index Fund typically includes a diverse collection of stocks. Similarly, the Fund holds stocks of many companies across many different industries. It is possible that the Fund's target index could become less diversified if the Index's largest companies significantly increase in value relative to the Index's other components. In an extreme situation, the Fund might no longer meet the legal definition of "diversified." For this reason, Vanguard 500 Index Fund is classified as "nondiversified." However, this Fund, in actuality, has been diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.

OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.
     The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
     Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

     To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change much from year to year. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

7


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 86%, and for all domestic stock funds, the average turnover rate was 110%, both as reported by Morningstar, Inc., on December 31, 2003.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Fund through its Quantitative Equity Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
     For the fiscal year ended December 31, 2003, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                               THE FUND'S ADVISOR


The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Fund generally are distributed in March, June, September, and December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS


As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets

9

may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Admiral Shares began fiscal year 2003 with a net asset value (price) of $81.15 per share. During the year, each Admiral Share earned $1.507 per share from investment income (interest and dividends) and $21.51 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.487 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $102.68, reflecting gains of $23.017 per share and distributions of $1.487 per share. This was an increase of $21.53 per share (from $81.15 at the beginning of the year to $102.68 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 28.59% for the year.

As of December 31, 2003, the Admiral Shares had approximately $18.1 billion in net assets. For the year, the expense ratio was 0.12% ($1.20 per $1,000 of net assets), and the net investment income amounted to 1.67% of average net assets. The Fund sold and replaced securities valued at 2% of its net assets.
--------------------------------------------------------------------------------






500 INDEX FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------
                                                         YEAR ENDED
                                                        DECEMBER 31,          NOV. 13* TO
                                                   -----------------------       DEC. 31,
 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2003      2002     2001           2000
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 81.15   $105.89  $121.87        $124.88
------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                            1.507     1.374    1.313           .179
 Net Realized and Unrealized Gain (Loss)
   on Investments                                21.510   (24.700) (15.955)        (2.808)
------------------------------------------------------------------------------------------
   Total from Investment Operations              23.017   (23.326) (14.642)        (2.629)
------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income            (1.487)   (1.414)  (1.338)         (.381)
 Distributions from Realized Capital Gains           --        --       --             --
------------------------------------------------------------------------------------------
   Total Distributions                           (1.487)   (1.414)  (1.338)         (.381)
------------------------------------------------------------------------------------------

Net Asset Value, End of Period                  $102.68   $ 81.15  $105.89        $121.87
==========================================================================================

Total Return                                     28.59%   -22.10%  -11.98%         -2.10%
==========================================================================================
Ratios/Supplemental Data

Net Assets, End of Period (Millions)            $18,098   $11,922  $13,863         $8,237
 Ratio of Total Expenses to Average Net Assets    0.12%     0.12%    0.12%         0.12%+
 Ratio of Net Investment Income to
   Average Net Assets                             1.67%     1.50%    1.22%          1.03+
 Turnover Rate**                                     2%        7%       4%             9%
==========================================================================================
*Inception.
**Turnover  rates  excluding  in-kind  redemptions  were 1%,  6%,  3%, and 7%, respectively.
+Annualized.

11
INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerg ing Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply:
-    You must wait 90 days before exchanging back into the fund from any source.
-    The 90-day clock restarts after every exchange out of the fund.
- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

 For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
- Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.

- A "round trip" is a redemption from a fund followed by a purchase back into the fund.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund. Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction. Before making an exchange to or from another fund available in your plan, consider the following: n Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




The Vanguard Group, Vanguard, PlainTalk, Admiral, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500 and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                              THE VNAGUARD GROUP (R) [SHIP LOGO]

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION

If you'd like more information about Vanguard 500 Index, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-2652
                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     I540 042004

                       VANGUARD(R) VIPER(R) SHARES


                April 23, 2004

                Exchange-traded fund shares that are not individually redeemable


    This prospectus
contains financial data
 for the Funds through
 the fiscal period ended
   December 31, 2003.

                                              VANGUARD TOTAL STOCK MARKET VIPERS
                                                 VANGUARD EXTENDED MARKET VIPERS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD VIPER SHARES
Prospectus

April 23, 2004

Vanguard Index Participation Equity Receipts
An Exchange-Traded Class of Shares of Certain Vanguard Index Funds

================================================================================
CONTENTS
--------------------------------------------------------------------------------

  1 AN INTRODUCTION TO VIPER SHARES
  2 FUND PROFILES
   2 Vanguard Total Stock Market VIPERs
   5 Vanguard Extended Market VIPERs
  8 MORE ON VIPER SHARES
 17 VIPER SHARES AND VANGUARD
 17 INVESTMENT ADVISOR
 18 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 19 DAILY PRICING
 19 FINANCIAL HIGHLIGHTS

GLOSSARY (inside back cover)
================================================================================
A NOTE TO RETAIL INVESTORS:

VIPER Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase VIPER Shares directly from the Fund. Instead, these investors will purchase VIPER Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming VIPER Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VIPER SHARES

WHAT ARE VIPER SHARES?
Vanguard Index Participation Equity Receipts, or "VIPER" Shares, are an exchange-traded class of shares issued by certain Vanguard index mutual funds. VIPER Shares represent an interest in the portfolio of stocks held by the issuing fund. The funds offered through this prospectus that currently issue VIPER Shares are:

FUND                   VIPER SHARES                        SEEK TO TRACK
-----------------------------------------------------------------------------------------------
Vanguard Total Stock
 Market Index Fund     Vanguard Total Stock Market VIPERs  The overall stock market
Vanguard Extended
 Market Index Fund     Vanguard Extended Market VIPERs     Mid- and small-capitalization stocks
-----------------------------------------------------------------------------------------------

     In addition to VIPER Shares, each of the Funds offers three conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to VIPER Shares.

HOW ARE VIPER SHARES DIFFERENT FROM CONVENTIONAL MUTUAL FUND SHARES? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.

     An organized secondary market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the American Stock Exchange (AMEX). Investors can purchase and sell VIPER Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV but at market prices that change throughout the day, based on the supply of, and demand for, VIPER Shares.

     Although the market price of a VIPER Share typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your shares on the secondary market. Also, it is possible that an active trading market may not be maintained.

HOW DO I BUY AND SELL VIPER SHARES?
A fund issues and redeems VIPER Shares only in bundles of 50,000 shares (in the case of Total Stock Market VIPERs) or 100,000 shares (in the case of Extended Market VIPERs). These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares directly with an issuing fund.

     Investors who cannot afford to purchase a Creation Unit can acquire VIPER Shares in one of two ways. If you own conventional shares of a fund that issues VIPER Shares, you can, for a fee, convert those shares into VIPER Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under MORE ON VIPER SHARES. In addition, any investor may purchase VIPER Shares on the secondary market through a broker. VIPER Shares are publicly traded on the AMEX. To acquire VIPER Shares through either means, you must have a brokerage account. For information about acquiring VIPER Shares

2

through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell VIPER Shares, you must do so through your broker; VIPER Shares cannot be converted back into conventional shares.

     NOTE: When you buy or sell VIPER Shares on the secondary-market, your broker will charge a commission. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares, and receive less than NAV when you sell those shares.


PROFILE--VANGUARD(R) TOTAL STOCK MARKET VIPERS(R)

The following profile summarizes key features of Vanguard Total Stock Market VIPERs, an exchange-traded class of shares issued by Vanguard Total Stock Market Index Fund.

INVESTMENT OBJECTIVE
Total Stock Market VIPERs seek to track the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES
Vanguard Total Stock Market Index Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund invests all, or substantially all, of its assets in a representative sample of the stocks that make up the Index.

PRIMARY RISKS

- Total Stock Market VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

- Total Stock Market VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Total Stock Market VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be sold in the secondary market at market prices. Although it is expected that the market price of a Total Stock Market VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Total Stock Market VIPERs on the secondary market, you may receive less than NAV.

- Although Total Stock Market VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of Total Stock Market VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Total Stock Market VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's VIPER Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURN--VIPER SHARES

                   SCALE RANGE -40% to 60%

                        2002   -20.94
                        2003    31.43

      ----------------------------------------------------
The return figure assumes that an investor purchased shares at net asset value and does not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 16.46% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.82% (quarter ended September 30, 2002).


      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                         1 YEAR      INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                      31.43%        -2.46%
 Return After Taxes on Distributions                      30.76         -3.00
 Return After Taxes on Distributions and Sale of Fund     20.38         -2.42
  Shares
 BASED ON THE MARKET PRICE OF A VIPER SHARE               31.17%        -2.53%
 Return Before Taxes
-------------------------------------------------------------------------------
WILSHIRE 5000 INDEX (reflects no deduction for fees,      31.64%        -2.38%
 expenses, or taxes)
-------------------------------------------------------------------------------
*Since-inception returns are from May 24, 2001--the inception date of the VIPER
 Shares--through December 31, 2003.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Total Stock Market VIPERs. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.13%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.15%


      *An investor purchasing or redeeming Creation Units of Total Stock
       Market VIPERs will pay to the issuing Fund a transaction fee of $5,500, plus an additional fee of up to $5,500 if the investor does not purchase or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation. An investor buying or selling Total Stock Market VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Total Stock Market VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

     The following example is intended to help retail investors compare the cost of investing in Total Stock Market VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Total Stock Market VIPERs. This example assumes that Total Stock Market VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Total Stock Market VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $15          $48        $85         $192
--------------------------------------------------


     The value of a Total Stock Market VIPERs Creation Unit as of December 31, 2003, was approximately $5.34 million. Assuming an investment of $5.34 million, payment of the standard $5,500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Total Stock Market VIPERs Creation Unit would be $21,925 if the Creation Unit were redeemed after one year and $45,374 if redeemed after three years.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS                 NET ASSETS (ALL SHARE CLASSES OF
Dividends are distributed quarterly in      VANGUARD TOTAL STOCK MARKET INDEX
March, June, September, and December;       FUND) AS OF DECEMBER 31, 2003
capital gains, if any, are distributed      $42.5 billion
annually in December.

INVESTMENT ADVISOR                          VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,      970
since inception
                                            CUSIP NUMBER
INCEPTION DATE                              922908769
May 24, 2001
                                            AMEX TRADING SYMBOL
NUMBER OF TOTAL STOCK MARKET VIPERS         VTI
IN A CREATION UNIT
50,000
================================================================================

PROFILE--VANGUARD(R) EXTENDED MARKET VIPERS(R)

The following profile summarizes key features of Vanguard Extended Market VIPERs, an exchange-traded class of shares issued by Vanguard Extended Market Index Fund.

INVESTMENT OBJECTIVE
Extended Market VIPERs seek to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
Vanguard Extended Market Index Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Wilshire 4500 Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The Wilshire 4500 Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Index. The Fund invests all, or substantially all, of its assets in a representative sample of the stocks that make up the Wilshire 4500 Index.

PRIMARY RISKS

- Extended Market VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

- Extended Market VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Extended Market VIPERs are subject to investment style risk, which is the chance that returns from small- and mid-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Extended Market VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be sold in the secondary market at market prices. Although it is expected that the market price of an Extended Market VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Extended Market VIPERs on the secondary market, you may receive less than NAV.

- Although Extended Market VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

6

- Trading of Extended Market VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Extended Market VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's VIPER Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the VIPER Shares compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
              ANNUAL TOTAL RETURN--VIPER SHARES

                  SCALE RANGE -40% to 60%

                       2002   -18.04
                       2003    43.55

      ----------------------------------------------------
The return figure assumes that an investor purchased shares at net asset value and does not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 21.33% (quarter ended June 30, 2003), and the lowest return for a quarter was -15.51% (quarter ended September 30, 2002).

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                       1 YEAR        INCEPTION*
-------------------------------------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND VIPER SHARES
 BASED ON THE NAV OF A VIPER SHARE
 Return Before Taxes                                    43.55%           8.47%
 Return After Taxes on Distributions                    43.10            8.08
 Return After Taxes on Distributions and Sale of        28.30            6.99
  Fund Shares
 BASED ON THE MARKET PRICE OF A VIPER SHARE             43.69%            8.59
 Return Before Taxes                                                        %
-------------------------------------------------------------------------------
WILSHIRE 4500 INDEX (reflects no deduction for          43.84%           8.76%
 fees, expenses, or taxes)
-------------------------------------------------------------------------------
*Since-inception returns are from December 27, 2001--the inception date of the
 VIPER Shares--through December 31, 2003.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Extended Market VIPERs. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.18%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.20%

      *An investor purchasing or redeeming Creation Units of Extended Market
       VIPERs will pay to the issuing Fund a transaction fee of $5,500, plus an additional fee of up to $5,500 if the investor does not purchase or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation. An investor buying or selling Extended Market VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Extended Market VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

     The following example is intended to help retail investors compare the cost of investing in Extended Market VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Extended Market VIPERs. This example assumes that Extended Market VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Extended Market VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $20          $64       $113         $255
--------------------------------------------------


     The value of an Extended Market VIPERs Creation Unit as of December 31, 2003, was approximately $7.04 million. Assuming an investment of $7.04 million, payment of the standard $5,500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Extended Market VIPERs Creation Unit would be $25,407 if the Creation Unit were redeemed after one year and $56,328 if redeemed after three years.

8

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES OF
Distributed annually in December         VANGUARD EXTENDED MARKET INDEX FUND)
                                         AS OF DECEMBER 31, 2003
INVESTMENT ADVISOR                       $7 billion
The Vanguard Group, Valley Forge, Pa.,
since inception                          VANGUARD FUND NUMBER
                                         965
INCEPTION DATE
December 27, 2001                        CUSIP NUMBER
                                         922908652
NUMBER OF EXTENDED MARKET VIPERS
IN A CREATION UNIT                       AMEX TRADING SYMBOL
100,000                                  VXF
================================================================================


MORE ON VIPER SHARES

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index or in synthetic equivalents (i.e., instruments that provide substantially similar economic exposure). A Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE

FLAG
VIPER SHARES ARE SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                   54.2%    28.6%     19.9%     17.8%
Worst                 -43.1    -12.4      -0.8       3.1
Average                12.4     10.7      11.2      11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or any VIPER Shares in particular.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2003, is listed below:

                                ASSET-WEIGHTED MEDIAN
        VANGUARD INDEX FUND     MARKET CAPITALIZATION
        -----------------------------------------------
        Total Stock Market         $30.1 billion
        Extended Market                 1.9
        -----------------------------------------------



FLAG
EXTENDED MARKET VIPERS ARE SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM SMALL- AND MID-CAP STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL STOCK MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

SECURITY SELECTION
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. Each Fund uses the sampling method of indexing, meaning the Funds' advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


     The following table shows the number of stocks held by each Fund, and the number of stocks in its target index, as of December 31, 2003.


                                          NUMBER OF    NUMBER OF STOCKS
FUND                                    STOCKS HELD     IN TARGET INDEX
-----------------------------------------------------------------------
Vanguard Total Stock Market Index Fund        3,651             5,216
Vanguard Extended Market Index Fund           3,337             4,720
-----------------------------------------------------------------------

RISK OF NONDIVERSIFICATION
The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a fund tracking such an index might no longer meet the legal definition of "diversified." For this reason, the Funds are classified as "nondiversified." However, these Funds, from inception to

10

the date of this prospectus, in actuality have been diversified, and Vanguard expects them to continue to be diversified.

SPECIAL RISKS OF EXCHANGE-TRADED SHARES

FLAG
VIPER SHARES ARE NOT INDIVIDUALLY REDEEMABLE. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough VIPER Shares to constitute a Creation Unit.

FLAG
THE MARKET PRICE OF VIPER SHARES MAY DIFFER FROM NET ASSET VALUE. VIPER Shares are listed for trading on the AMEX and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a VIPER Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying VIPER Shares on the secondary market, and you may receive less than NAV when you sell those shares.
     The market price of VIPER Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market- makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that VIPER Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of VIPER Shares is falling fastest--and this may be the time that you most want to sell VIPER Shares.
     The following tables show the number of times each Fund's VIPER Shares traded at a premium or discount to NAV, and the size of the premium or discount.

PREMIUM/DISCOUNT INFORMATION FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 2003

VANGUARD TOTAL STOCK MARKET VIPERS


                                           CLOSING PRICE               CLOSING PRICE BELOW
                                       ABOVE OR EQUAL TO                   NET ASSET VALUE
                                         NET ASSET VALUE
                             ---------------------------------------------------------------
BASIS POINT                   NUMBER       PERCENTAGE OF        NUMBER         PERCENTAGE OF
DIFFERENTIAL                 OF DAYS          TOTAL DAYS       OF DAYS            TOTAL DAYS
--------------------------------------------------------------------------------------------
0-24.9                           119              47.22%           133                52.78%
25-49.9                            0               0.00              0                 0.00
50-74.9                            0               0.00              0                 0.00
75-100                             0               0.00              0                 0.00
>100                               0               0.00              0                 0.00
Total                            119              47.22%           133                52.78%
--------------------------------------------------------------------------------------------

VANGUARD EXTENDED MARKET VIPERS

                                            CLOSING PRICE                CLOSING PRICE BELOW
                                        ABOVE OR EQUAL TO                    NET ASSET VALUE
                                          NET ASSET VALUE
                             -----------------------------------------------------------------
BASIS POINT                   NUMBER        PERCENTAGE OF        NUMBER          PERCENTAGE OF
DIFFERENTIAL                 OF DAYS           TOTAL DAYS       OF DAYS             TOTAL DAYS
----------------------------------------------------------------------------------------------
0-24.9                           113               44.84%           113                 44.84%
25-49.9                           13                5.16             11                  4.37
50-74.9                            1                0.40              0                  0.00
75-100                             1                0.40              0                  0.00
>100                               0                0.00              0                  0.00
Total                            128               50.80%           124                 49.21%
----------------------------------------------------------------------------------------------


     The table below shows the cumulative (not annual) total returns of each Fund's VIPER Shares, based on the shares' NAV and market price, and the Fund's target index.


        CUMULATIVE TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                        1 YEAR       INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND VIPER SHARES
 Cumulative Total Return Based on the NAV                31.43%         -6.28%
  of a VIPER Share
 Cumulative Total Return Based on the                    31.17          -6.47
  Market Price of a VIPER Share
 Wilshire 5000 Index                                     31.64          -6.08
-------------------------------------------------------------------------------
*Since-inception returns are from May 24, 2001, for Vanguard Total Stock Market
 VIPERs and the Wilshire 5000 Index; since-inception returns are from December 27, 2001, for Vanguard Extended Market VIPERs and the Wilshire 4500 Index.
-------------------------------------------------------------------------------


     NOTE: Vanguard's website shows the prior day's closing NAV and closing market price for each Fund's VIPER Shares. The website also includes current premium/discount information.

FLAG
AN ACTIVE TRADING MARKET MAY NOT EXIST. Although VIPER Shares are listed on the AMEX, it is possible that an active trading market may not be maintained.

FLAG
TRADING MAY BE HALTED. Trading of VIPER Shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of VIPER Shares also will be halted if (i) the shares are delisted from the AMEX without first being listed on another exchange, or (ii) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.
     NOTE: If trading of VIPER Shares on the AMEX is halted, eligible investors (see below) will still be able to purchase Creation Units of VIPER Shares directly from an issuing Fund and redeem such units with the Fund.

12

PURCHASING VIPER SHARES FROM AN ISSUING FUND

You can purchase VIPER Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:

- Eligible Investors. To purchase VIPER Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.

- Creation Units. You must purchase VIPER Shares in large blocks known as "Creation Units." The number of VIPER Shares in a Creation Unit is as follows:


                                          NUMBER OF VIPER SHARES IN A
 FUND                                            CREATION UNIT
 ----------------------------------------------------------------------
 Vanguard Total Stock Market Index Fund              50,000
 Vanguard Extended Market Index Fund                100,000
 ----------------------------------------------------------------------

     For any particular Fund, the number of VIPER Shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units.

- In-Kind Creation Basket. To purchase VIPER Shares directly from a Fund, you must tender to the Fund a basket of securities. Each business day, prior to the opening of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in that day's creation basket. Each Fund reserves the right to accept a nonconforming creation basket.

- Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

- Placement of Purchase Orders. All purchase orders must be placed with Vanguard by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee (discussed below). A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

- Transaction Fee on Purchase of Creation Units. The Funds impose a transaction fee in the amount of $5,500 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units of Total Stock Market VIPERs, the transaction fee would be $5,500. For an investor purchasing Creation Units through the manual DTC clearing process, the transaction fee would be a maximum of

     $11,000. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.

REDEEMING VIPER SHARES WITH AN ISSUING FUND

The redemption process is essentially the reverse of the purchase process.

- Eligible Investors. To redeem VIPER Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.

- Creation Units. To redeem VIPER Shares with a Fund, you must tender the shares in Creation Unit-size blocks.

- In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities. In most cases, the basket of securities you receive will be the same as that required of investors purchasing Creation Units on the same day. There will be times, however, when the creation and redemption baskets differ. The composition of the redemption basket will be available on the NSCC bulletin board. NOTE: Each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.

- Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

- Placement of Redemption Orders. As with purchases, redemptions may be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date, and all other procedures set forth in the Participation Agreement are followed.

- Transaction Fee on Redemption of Creation Units. The Funds impose a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

PURCHASING AND SELLING VIPER SHARES ON THE SECONDARY MARKET
You can buy and sell VIPER Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell VIPER Shares (i.e., the market price) may be more or less than the net asset value of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must buy.

CONVERSION PRIVILEGE
Owners of conventional shares (Investor Shares, Admiral(TM) Shares, or Institutional Shares) issued by Vanguard Total Stock Market Index Fund and Vanguard Extended Market Index Fund may convert those shares into VIPER Shares of equivalent value of the same Fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares.

14

Vanguard will impose a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same Fund.

     Note to Investors  in  Vanguard(R)  Institutional  Total Stock Market Index
Fund: Owners of shares issued by Vanguard Institutional Total Stock Market Index Fund CANNOT convert their shares into VIPER Shares of Vanguard Total Stock Market Index Fund because the Funds are separate and distinct. Vanguard Institutional Total Stock Market Index Fund currently does not issue VIPER Shares.

     Unless you are an Authorized Participant, you must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, please contact your broker. Your broker may charge you a fee, over and above Vanguard's fee, to process a conversion request.

     Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard Fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held at Vanguard in an account in the name of the DTC. (The DTC will keep track of which VIPER Shares belong to your broker, and your broker, in turn, will keep track of which VIPER Shares belong to you.)

     Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (i) credit your account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (ii) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

     NOTE: If you convert your conventional shares to VIPER Shares through Vanguard Brokerage Services(R) (Vanguard(R)Brokerage), all conventional shares for which you request conversion will be converted into VIPER Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. VBS does not impose a conversion fee over and above the fee imposed by Vanguard.

     Here are some important points to keep in mind when converting conventional shares of a Vanguard Fund into VIPER Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day, although processing may take up to three business days, depending on when the conversion request is received.

- Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.

EXCHANGES NOT PERMITTED: VIPER Shares of one Fund may not be exchanged for VIPER Shares of another Fund.

PRECAUTIONARY NOTES

A PRECAUTIONARY NOTE TO RETAIL INVESTORS: The DTC or its nominee will be the registered owner of all outstanding VIPER Shares. Your ownership of VIPER Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of VIPER Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose VIPER Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A PRECAUTIONARY NOTE TO PURCHASERS OF CREATION UNITS: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.

     Because  new  VIPER   Shares  may  be  issued  on  an  ongoing   basis,   a
"distribution" of VIPER shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent VIPER Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new VIPER Shares with an active selling effort involving solicitation of secondary-market demand for VIPER Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

     Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with VIPER Shares as part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A PRECAUTIONARY NOTE TO INVESTMENT COMPANIES: For purposes of the Investment Company Act of 1940, VIPER Shares are issued by registered investment companies, and the acquisition of VIPER Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act.

16

A NOTE ON UNUSUAL CIRCUMSTANCES: Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

OTHER INVESTMENT POLICIES AND RISKS

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

     Although index funds, by their nature, tend to be tax-efficient investment vehicles, each Fund is generally managed without regard to tax ramifications.

     To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

TURNOVER RATE

Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.



================================================================================
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 86%; for all domestic stock funds, the average turnover rate was 110%, both as reported by Morningstar, Inc., on December 31, 2003.
================================================================================

VIPER SHARES AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


================================================================================
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================



INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

     For the fiscal year ended December 31, 2003, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Funds' board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Funds as well as for brokerage or research services provided to the advisor for the benefit of the Fund.



================================================================================
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
================================================================================

18

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Vanguard Total Stock Market Index Fund generally are distributed in March, June, September, and December; income dividends for the Vanguard Extended Market Index Fund generally are distributed in December. For both Funds, capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.


================================================================================
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================

DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own VIPER Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional VIPER Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

BASIC TAX POINTS

Taxable investors should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional VIPER Shares.

-    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned VIPER Shares.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale of VIPER Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of VIPER Shares, may be subject to state and local income taxes.

NOTE: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.


DAILY PRICING

The net asset value, or NAV, of each Fund's VIPER Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.

     Remember: If you buy or sell VIPER Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your VIPER Shares in Creation Unit blocks, or if you convert your conventional fund shares into VIPER Shares.

     When calculating the NAV of a Vanguard fund's shares, stocks held by the fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

     Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's VIPER Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in VIPER Shares of each Fund (assuming reinvestment of all distributions). The information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose reports--along with each Fund's financial statements--are included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

20


================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Total Stock Market VIPER Shares as an example. The VIPER Shares began the year ended December 31, 2003, with a net asset value (price) of $82.47 per share. During the year, each VIPER Share earned $1.381 from investment income (interest and dividends) and $24.341 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.382 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $106.81, reflecting earnings of $25.722 per share and distributions of $1.382 per share. This was an increase of $24.34 per share (from $82.47 at the beginning of the year to $106.81 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 31.43% for the year.

As of December 31, 2003, the VIPER Shares had approximately $2.5 billion in net assets. For the year, the expense ratio was 0.15% ($1.50 per $1,000 of net assets), and the net investment income amounted to 1.54% of average net assets. The Fund sold and replaced securities valued at 2% of its net assets.
================================================================================

TOTAL STOCK MARKET INDEX FUND VIPER SHARES
-------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
                                                                          DECEMBER 31,       MAY 24* TO
                                                                     -------------------       DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                          2003        2002           2001
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 82.47     $105.80        $118.46
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                1.381       1.259           .843
  Net Realized and Unrealized Gain (Loss) on Investments              24.341    (23.337)       (12.515)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  25.722    (22.078)       (11.672)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                               (1.382)     (1.252)         (.988)
  Distributions from Realized Capital Gains                               --          --             --
-------------------------------------------------------------------------------------------------------
    Total Distributions                                              (1.382)     (1.252)         (.988)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $106.81     $ 82.47        $105.80
=======================================================================================================
TOTAL RETURN                                                          31.43%     -20.94%         -9.82%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                $2,517      $1,290         $1,195
  Ratio of Total Expenses to Average Net Assets                        0.15%       0.15%        0.15%**
  Ratio of Net Investment Income to Average Net Assets                 1.54%       1.38%        1.26%**
  Portfolio Turnover Rate                                                2%+         4%+            7%+
=======================================================================================================

 *Inception.
**Annualized.
 +Turnover rates excluding in-kind redemptions were 2%, 2%, and 3%,respectively.

EXTENDED MARKET INDEX FUND VIPER SHARES
--------------------------------------------------------------------------------
                                                       YEAR ENDED
                                                      DECEMBER 31,   DEC. 27* TO
                                                ---------------------  DEC . 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003      2002       2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $49.46    $60.99     $60.94
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .608      .566         --
 Net Realized and Unrealized Gain (Loss)
   on Investments                                    20.914   (11.561)       .05
--------------------------------------------------------------------------------
   Total from Investment Operations                  21.522   (10.995)       .05
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.612)    (.535)        --
 Distributions from Realized Capital Gains               --        --         --
--------------------------------------------------------------------------------
   Total Distributions                                (.612)    (.535)        --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $70.37    $49.46     $60.99
================================================================================

TOTAL RETURN                                         43.55%   -18.04%      0.08%
================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                   $107       $30         $6
Ratio of Total Expenses to
   Average Net Assets                                 0.20%     0.20%    0.20%**
Ratio of Net Investment Income to
   Average Net Assets                                 1.07%     1.04%    0.54%**
Portfolio Turnover Rate                                  8%       17%        20%
================================================================================
*Inception.
**Annualized.


The Vanguard Group, Vanguard, VIPER, VIPERs, Admiral, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AUTHORIZED PARTICIPANT
Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREATION UNIT
A large block of a specified number of VIPER Shares. Authorized Participants may purchase and redeem VIPER Shares from the fund only in Creation Unit-size aggregations.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VIPER SHARES
Vanguard   Index   Participation   Equity   Receipts,   which  are  a  class  of
exchange-traded shares issued by certain Vanguard mutual funds. VIPER Shares can be bought and sold continuously throughout the day at market prices.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                          [SHIP]
                                                          THE VANGUARD GROUP (R)
                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Total Stock Market VIPERs or Extended Market VIPERs, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI for the issuing Funds provides more detailed information about the Funds' VIPER Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the VIPER Shares, please contact us as follows:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-866-499-8473

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                           file number: 811-2652

                                               (C) 2004 The Vanguard Group, Inc.
                                            All rights reserved. Patent Pending.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P970 042004

                             VANGUARD(R) U.S. STOCK VIPER(R) SHARES

                         April 23, 2004

                         Exchange-traded fund shares that are not individually redeemable

     This prospectus
 contains financial data
 for the Funds through
 the fiscal year ended
    December 31, 2003.

                                                       VANGUARD LARGE-CAP VIPERS
                                                         VANGUARD MID-CAP VIPERS
                                                       VANGUARD SMALL-CAP VIPERS
                                                           VANGUARD VALUE VIPERS
                                                 VANGUARD SMALL-CAP VALUE VIPERS
                                                          VANGUARD GROWTH VIPERS
                                                VANGUARD SMALL-CAP GROWTH VIPERS


                                                            * INDEXES TO MSCI(R)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD(R) U.S. STOCK VIPERS(R)
Prospectus

April 23, 2004

Vanguard Index Participation Equity Receipts
An Exchange-Traded Class of Shares of Certain Vanguard Index Funds


================================================================================
CONTENTS
--------------------------------------------------------------------------------

  1 AN INTRODUCTION TO VIPER SHARES
  2 PROFILES
    2 Vanguard Large-Cap VIPERs
    4 Vanguard Mid-Cap VIPERs
    8 Vanguard Small-Cap VIPERs
   11 Vanguard Value VIPERs
   15 Vanguard Small-Cap Value VIPERs
   19 Vanguard Growth VIPERs
   22 Vanguard Small-Cap Growth VIPERs
 26 MORE ON THE FUNDS AND
    VIPER SHARES
 34 VIPER SHARES AND VANGUARD
 35 INVESTMENT ADVISOR
 35 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 37 DAILY PRICING
 37 FINANCIAL HIGHLIGHTS

GLOSSARY (inside back cover)
================================================================================
================================================================================
A NOTE TO RETAIL INVESTORS:

VIPER Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase VIPER Shares directly from the Fund. Instead, these investors will purchase VIPER Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming VIPER Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VIPER SHARES

WHAT ARE VIPER SHARES?
Vanguard(R) Index Participation Equity Receipts, or "VIPER" Shares, are an exchange-traded class of shares issued by certain Vanguard index mutual funds. VIPER Shares represent an interest in the portfolio of stocks held by the issuing fund. Vanguard U.S. Stock Index Funds that offer VIPER Shares through this prospectus are:


FUND                                  VIPER SHARES                        SEEK TO TRACK
-------------------------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund         Vanguard Large-Cap VIPERs           Large-cap stocks
Vanguard Mid-Cap Index Fund           Vanguard Mid-Cap VIPERs             Mid-cap stocks
Vanguard Small-Cap Index Fund         Vanguard Small-Cap VIPERs           Small-cap stocks
Vanguard Value Index Fund             Vanguard Value VIPERs               Large-cap value stocks
Vanguard Small-Cap Value Index Fund   Vanguard Small-Cap Value VIPERs     Small-cap value stocks
Vanguard Growth Index Fund            Vanguard Growth VIPERs              Large-cap growth stocks
Vanguard Small-Cap Growth Index Fund  Vanguard Small-Cap Growth VIPERs    Small-cap growth stocks
-------------------------------------------------------------------------------------------------

     In addition to VIPER Shares, five of the Funds offer three conventional (not exchange-traded) classes of shares and two of the Funds offer two conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to VIPER Shares. For their benchmarks, the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International (MSCI).

HOW ARE VIPER SHARES DIFFERENT FROM CONVENTIONAL MUTUAL FUND SHARES? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.

     An organized secondary market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the American Stock Exchange (AMEX). Investors can purchase and sell VIPER Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV but at market prices that change throughout the day, based on the supply of, and demand for, VIPER Shares.

     Although the market price of a VIPER Share typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your shares on the secondary market. Also, it is possible that an active trading market may not be maintained.

2

HOW DO I BUY AND SELL VIPER SHARES?
A fund issues and redeems VIPER Shares only in bundles of 100,000 shares. These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares directly with an issuing fund.

     Investors who cannot afford to purchase a Creation Unit can acquire VIPER Shares in one of two ways. If you own conventional shares of a fund that issues VIPER Shares, you can, for a fee, convert those shares into VIPER Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under MORE ON THE FUNDS AND VIPER SHARES. In addition, any investor may purchase VIPER Shares on the secondary market through a broker. VIPER Shares are publicly traded on the American Stock Exchange. To acquire VIPER Shares through either means, you must have a brokerage account. For information about acquiring VIPER Shares through conversion of conventional shares or through a secondary- market purchase, please contact your broker. If you want to sell VIPER Shares, you must do so through your broker; VIPER Shares cannot be converted back into conventional shares.

     NOTE: When you buy or sell VIPER Shares on the secondary market, your broker will charge a commission. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares, and receive less than NAV when you sell those shares.


PROFILE--VANGUARD(R) LARGE-CAP VIPERS(R)

The following profile summarizes key features of Vanguard Large-Cap VIPERs, an exchange-traded class of shares issued by Vanguard(R) Large-Cap Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Prime Market 750 Index, a broadly diversified index of stocks of predominantly large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS

- Large-Cap VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

- Large-Cap VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Large-Cap VIPERs are subject to investment style risk, which is the chance that returns from large-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

-    Large-Cap  VIPERs are listed for  trading on the  American  Stock  Exchange
     (AMEX) and can be sold in the secondary market at market prices. Although it is expected that the market price of a Large-Cap VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Large-Cap VIPERs on the secondary market, you may receive less than NAV.

- Although Large-Cap VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of Large-Cap VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Large-Cap VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The Fund began operations on January 26, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Large-Cap VIPERs. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. Large-Cap VIPERs have no operating history; actual operating expenses could be different.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Transaction Fee on Purchases and Redemptions:                         Varies*
Transaction Fee Imposed on Reinvested Dividends:                         None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.10%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.12%


*An investor purchasing or redeeming Creation Units of Large-Cap VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $2,813 if the investor does not purchase or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $3,813). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Large-Cap VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Large-Cap VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

4

     The following example is intended to help retail investors compare the cost of investing in Large-Cap VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Large-Cap VIPERs. This example assumes that Large-Cap VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Large-Cap VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 YEAR    3 YEARS
-------------------
  $12      $39
-------------------

     The value of a Large-Cap VIPERs Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding a Large-Cap VIPERs Creation Unit would be $8,145 if the Creation Unit were redeemed after one year and $21,350 if redeemed after three years.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS                        VANGUARD FUND NUMBER
Dividends are distributed quarterly in March,      961
June, September, and December; capital gains, if
any, are distributed annually in December.         CUSIP NUMBER
                                                   922908637
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             TRADING SYMBOL
since inception                                    VV

INCEPTION DATE
VIPER Shares--January 26, 2004

NUMBER OF LARGE-CAP VIPERS IN A
CREATION UNIT
100,000
================================================================================

PROFILE--VANGUARD(R) MID-CAP VIPERS(R)

The following profile summarizes key features of Vanguard Mid-Cap VIPERs, an exchange-traded class of shares issued by Vanguard(R) Mid-Cap Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS

- Mid-Cap VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

- Mid-Cap VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Mid-Cap VIPERs are subject to investment style risk, which is the chance that returns from mid-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Mid-Cap VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be sold in the secondary market at market prices. Although it is expected that the market price of a Mid-Cap VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Mid-Cap VIPERs on the secondary market, you may receive less than NAV.

- Although Mid-Cap VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of Mid-Cap VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Mid-Cap VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in Mid-Cap VIPERs. Because calendar-year performance information for Mid-Cap VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Mid-Cap Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Mid-Cap VIPERs would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

6

      ----------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES

                  SCALE RANGE -40% to 60%

                      1999   15.32
                      2000   18.10
                      2001   -0.50
                      2002  -14.61
                      2003   34.14
      ----------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units, or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 17.96% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.56% (quarter ended September 30, 2002).


       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                           SINCE
                                           1 YEAR      5 YEARS        INCEPTION*
--------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND INVESTOR SHARES
 Return Before Taxes                       34.14%        9.19%           9.74%
 Return After Taxes on Distributions       33.94         7.47            8.12
 Return After Taxes on Distributions and
  Sale of Fund Shares                      22.42         6.90            7.47
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 S&P MIDCAP 400 INDEX                      35.62%        9.21%           9.63%
 SPLICED MID CAP INDEX**                   33.84         8.92            9.36
 MSCI US MID CAP 450 INDEX                 39.05           --              --
--------------------------------------------------------------------------------
 *Since-inception returns are from May 21, 1998--the inception date of the
  Investor Shares--through December 31, 2003.
**Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter. The Fund adopted the MSCI US Mid Cap 450 Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Mid-Cap VIPERs. The expenses shown under Annual Operating Expenses are based on estimated amounts for the current fiscal year. Mid-Cap VIPERs have no operating history; actual operating expenses could be different.


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Transaction Fee on Purchases and Redemptions:                         Varies*
Transaction Fee Imposed on Reinvested Dividends:                         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.16%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.18%

*An investor purchasing or redeeming Creation Units of Mid-Cap VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $1,688 if the investor does not purchase or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $2,688). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Mid-Cap VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Mid-Cap VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

     The following example is intended to help retail investors compare the cost of investing in Mid-Cap VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Mid-Cap VIPERs. This example assumes that Mid-Cap VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Mid-Cap VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


 1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------
  $18       $58       $101      $230
----------------------------------------

     The value of a Mid-Cap VIPERs Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding a Mid-Cap VIPERs Creation Unit would be $11,215 if the Creation Unit were redeemed after one year and $30,999 if redeemed after three years.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

8

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS                 VANGUARD FUND NUMBER
Distributed annually in December            939

INVESTMENT ADVISOR                          CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,      922908629
since inception
                                            TRADING SYMBOL
INCEPTION DATE                              VO
VIPER Shares--January 26, 2004

NUMBER OF MID-CAP VIPERS IN A
CREATION UNIT
100,000

NET ASSETS (ALL SHARE CLASSES OF VANGUARD
MID-CAP INDEX FUND) AS OF DECEMBER 31, 2003
$5.5 billion
================================================================================

PROFILE--VANGUARD(R) SMALL-CAP VIPERS(R)

The following profile summarizes key features of Vanguard Small-Cap VIPERs, an exchange-traded class of shares issued by Vanguard(R) Small-Cap Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS

- Small-Cap VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

- Small-Cap VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Small-Cap VIPERs are subject to investment style risk, which is the chance that returns from small-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

-    Small-Cap  VIPERs are listed for  trading on the  American  Stock  Exchange
     (AMEX) and can be sold in the secondary market at market prices. Although it is expected that the market price of a Small-Cap VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Small-Cap VIPERs on the secondary market, you may receive less than NAV.

- Although Small-Cap VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of Small-Cap VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Small-Cap VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in Small-Cap VIPERs. Because calendar-year performance information for Small-Cap VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Small-Cap Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Small-Cap VIPERs would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES

                   SCALE RANGE -40% to 60%

                       1994   -0.51
                       1995   28.74
                       1996   18.12
                       1997   24.59
                       1998   -2.61
                       1999   23.13
                       2000   -2.67
                       2001    3.10
                       2002  -20.02
                       2003   45.63
      ----------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units, or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 22.21% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.37% (quarter ended September 30, 2002).


      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                       1 YEAR            5 YEARS       10 YEARS
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND INVESTOR SHARES
 Return Before Taxes                   45.63%              7.55%         10.20%
 Return After Taxes on Distributions   45.35               6.02           8.47
 Return After Taxes on Distributions   29.84               5.78           8.07
  and Sale of Fund Shares
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 RUSSELL 2000 INDEX                    47.25%              7.13%          9.47%
 SPLICED SMALL CAP INDEX*              45.49               6.87           9.34
 MSCI US SMALL CAP 1750 INDEX          47.38                 --             --
--------------------------------------------------------------------------------
*Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter. The Fund adopted the MSCI US Small Cap 1750 Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------

10


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Small-Cap VIPERs. The expenses shown under Annual Operating Expenses are based on estimated amounts for the current fiscal year. Small-Cap VIPERs have no operating history; actual operating expenses could be different.


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Transaction Fee on Purchases and Redemptions:                         Varies*
Transaction Fee Imposed on Reinvested Dividends:                         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.16%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.18%

*An investor purchasing or redeeming Creation Units of Small-Cap VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $3,750 if the investor does not purchase or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $4,750). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Small-Cap VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Small-Cap VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

     The following example is intended to help retail investors compare the cost of investing in Small-Cap VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Small-Cap VIPERs. This example assumes that Small-Cap VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Small-Cap VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


 1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------
  $18       $58       $101      $230
----------------------------------------

     The value of a Small-Cap VIPERs Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding a Small-Cap VIPERs Creation Unit would be $11,215 if the Creation Unit were redeemed after one year and $30,999 if redeemed after three years.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS                 VANGUARD FUND NUMBER
Distributed annually in December            969

INVESTMENT ADVISOR                          CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,      922908751
since 1989
                                            TRADING SYMBOL
INCEPTION DATE                              VB
VIPER Shares--January 26, 2004

NUMBER OF SMALL-CAP VIPERS IN A
CREATION UNIT
100,000

NET ASSETS (ALL SHARE CLASSES OF VANGUARD
SMALL-CAP INDEX FUND) AS OF DECEMBER 31, 2003
$7 billion
================================================================================

PROFILE--VANGUARD(R) VALUE VIPERS(R)

The following profile summarizes key features of Vanguard Value VIPERs, an exchange-traded class of shares issued by Vanguard(R) Value Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index of value stocks of predominantly large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS

- Value VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

12

- Value VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Value VIPERs are subject to investment style risk, which is the chance that returns from large-cap value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

- Value VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be sold in the secondary market at market prices. Although it is expected that the market price of a Value VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Value VIPERs on the secondary market, you may receive less than NAV.

- Although Value VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of Value VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Value VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in Value VIPERs. Because calendar-year performance information for Value VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Value
Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Value VIPERs would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES

                      SCALE RANGE -40% to 60%

                          1994   -0.73
                          1995   36.94
                          1996   21.86
                          1997   29.77
                          1998   14.64
                          1999   12.57
                          2000    6.08
                          2001  -11.88
                          2002  -20.91
                          2003   32.25
      ----------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units, or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.45% (quarter ended September 30, 2002).

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND INVESTOR SHARES
 Return Before Taxes                      32.25%         1.94%         10.49%
 Return After Taxes on Distributions      31.81          0.39           8.73
 Return After Taxes on Distributions      21.44          0.90           8.29
  and Sale of Fund Shares
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 S&P 500/BARRA VALUE INDEX                31.79%        1.95%          10.55%
 SPLICED VALUE INDEX*                     32.38         2.04           10.60
 MSCI US PRIME MARKET VALUE INDEX         29.72           --              --
--------------------------------------------------------------------------------
*Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter. The Fund adopted the MSCI US Prime Market Value Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Value VIPERs. The expenses shown under Annual Operating Expenses are based on estimated amounts for the current fiscal year. Value VIPERs have no operating history; actual operating expenses could be different.

14


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Transaction Fee on Purchases and Redemptions:                         Varies*
Transaction Fee Imposed on Reinvested Dividends:                         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.13%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.15%

*An investor purchasing or redeeming Creation Units of Value VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $1,406 if the investor does not purchase or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $2,406). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Value VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Value VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

     The following example is intended to help retail investors compare the cost of investing in Value VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Value VIPERs. This example assumes that Value VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Value VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


 1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------
  $15       $48       $85       $192
----------------------------------------

     The value of a Value VIPERs Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding a Value VIPERs Creation Unit would be $9,680 if the Creation Unit were redeemed after one year and $26,177 if redeemed after three years.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS                        VANGUARD FUND NUMBER
Dividends are distributed quarterly in March,      966
June, September, and December; capital gains, if
any, are distributed annually in December.         CUSIP NUMBER
                                                   922908744
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             TRADING SYMBOL
since inception                                    VTV

INCEPTION DATE
VIPER Shares--January 26, 2004

NUMBER OF VALUE VIPERS IN A CREATION UNIT
100,000

NET ASSETS (ALL SHARE CLASSES OF VANGUARD VALUE
INDEX FUND) AS OF DECEMBER 31, 2003
$4.2 billion
--------------------------------------------------------------------------------

PROFILE--VANGUARD(R) SMALL-CAP VALUE VIPERS(R)
The following profile summarizes key features of Vanguard Small-Cap Value VIPERs, an exchange-traded class of shares issued by Vanguard(R) Small-Cap Value Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS

- Small-Cap Value VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

- Small-Cap Value VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Small-Cap Value VIPERs are subject to investment style risk, which is the chance that returns from small-cap value stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Small-Cap Value VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be sold in the secondary market at market prices. Although it is expected that the market price of a Small-Cap Value VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Small-Cap Value VIPERs on the secondary market, you may receive less than NAV.

16

- Although Small-Cap Value VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of Small-Cap Value VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Small-Cap Value VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The  following  bar  chart  and  table  provide  an  indication  of the risks of investing in Small-Cap Value VIPERs. Because calendar-year performance information for Small-Cap Value VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Small-Cap Value Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Small-Cap Value VIPERs would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES

                   SCALE RANGE -40% to 60%

                        1999    3.35
                        2000   21.88
                        2001   13.70
                        2002  -14.20
                        2003   37.19
      ----------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units, or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.37% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.50% (quarter ended September 30, 2002).

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                               SINCE INCEPTION*
                                          1 YEAR      5 YEARS
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
 Return Before Taxes                      37.19%       11.01%           7.18%
 Return After Taxes on Distributions      36.67         9.08             5.46
 Return After Taxes on Distributions
  and Sale of Fund Shares                 24.47         8.30             5.08
--------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 S&P SMALLCAP 600/BARRA VALUE INDEX       40.04%       11.02%            7.01%
 SPLICED SMALLCAP VALUE INDEX**           35.54        10.30             6.39
 MSCI US SMALL CAP VALUE INDEX            44.34           --               --
--------------------------------------------------------------------------------
 *Since-inception returns are from May 21, 1998--the inception date of the
  Investor Shares--through December 31, 2003.
**Reflects performance of the S&P SmallCap 600/Barra Value Index through May 16,
  2003, and performance of the MSCI US Small Cap Value Index thereafter. The Fund adopted the MSCI US Small Cap Value Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Small-Cap Value VIPERs. The expenses shown under Annual Operating Expenses are based on estimated amounts for the current fiscal year. Small-Cap Value VIPERs have no operating history; actual operating expenses could be different.

18

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.20%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.22%

      *An investor purchasing or redeeming Creation Units of Small-Cap Value
       VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $2,250 if the investor does not purchase or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $3,250). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Small-Cap Value VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Small-Cap Value VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

     The following example is intended to help retail investors compare the cost of investing in Small-Cap Value VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Small-Cap Value VIPERs. This example assumes that Small-Cap Value VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Small-Cap Value VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $23          $71       $124         $280
--------------------------------------------------

     The value of a Small-Cap Value VIPERs Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding a Small-Cap Value VIPERs Creation Unit would be $13,261 if the Creation Unit were redeemed after one year and $37,422 if redeemed after three years.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS                 VANGUARD FUND NUMBER
Distributed annually in December            937

INVESTMENT ADVISOR                          CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,      922908611
since inception
                                            TRADING SYMBOL
INCEPTION DATE                              VBR
VIPER Shares--January 26, 2004

NUMBER OF SMALL-CAP VALUE VIPERS IN A
CREATION UNIT
100,000

NET ASSETS (ALL SHARE CLASSES OF VANGUARD
SMALL-CAP VALUE INDEX FUND) AS OF
DECEMBER 31, 2003
$1.8 billion
================================================================================

PROFILE--VANGUARD(R) GROWTH VIPERS(R)

The following profile summarizes key features of Vanguard Growth VIPERs, an exchange-traded class of shares issued by Vanguard(R) Growth Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index of growth stocks of predominantly large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS

- Growth VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

- Growth VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Growth VIPERs are subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

- Growth VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be sold in the secondary market at market prices. Although it is expected that the market price of a Growth VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Growth VIPERs on the secondary market, you may receive less than NAV.

- Although Growth VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

20

- Trading of Growth VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Growth VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in Growth VIPERs. Because calendar-year performance information for Growth VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Growth Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Growth VIPERs would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES

                     SCALE RANGE -40% to 60%

                         1994    2.89
                         1995   38.06
                         1996   23.74
                         1997   36.34
                         1998   42.21
                         1999   28.76
                         2000  -22.21
                         2001  -12.93
                         2002  -23.68
                         2003   25.92
      ----------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units, or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 24.64% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.50% (quarter ended March 31, 2001).


      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND INVESTOR SHARES
 Return Before Taxes                        25.92%       -3.47%        11.07%
 Return After Taxes on Distributions        25.77        -3.84         10.48
 Return After Taxes on Distributions
  and Sale of Fund Shares                   17.01        -3.07          9.55
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deductino for fees, expenses, or taxes):
 S&P 500/BARRA GROWTH INDEX                 25.66%       -3.49%        11.12%
 SPLICED GROWTH INDEX*                      26.10        -3.42         11.16
 MSCI US PRIME MARKET GROWTH INDEX          29.20           --            --
-------------------------------------------------------------------------------
*Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter. The Fund adopted the MSCI US Prime Market Growth Index as its target index on May 16, 2003.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Growth VIPERs. The expenses shown under Annual Operating Expenses are based on estimated amounts for the current fiscal year. Growth VIPERs have no operating history; actual operating expenses could be different.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Transaction Fee on Purchases and Redemptions:                         Varies*
Transaction Fee Imposed on Reinvested Dividends:                         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                    0.13%
12b-1 Distribution Fee:                                                  None
Other Expenses:                                                         0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.15%

*An investor purchasing or redeeming Creation Units of Growth VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $1,500 if the investor does not purchase or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $2,500). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Growth VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Growth VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

     The following example is intended to help retail investors compare the cost of investing in Growth VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Growth VIPERs. This example assumes that Growth VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Growth VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

22


 1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------
  $15       $48       $85       $192
----------------------------------------

     The value of a Growth VIPERs Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding a Growth VIPERs Creation Unit would be $9,680 if the Creation Unit were redeemed after one year and $26,177 if redeemed after three years.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS                        VANGUARD FUND NUMBER
Dividends are distributed quarterly in March,      967
June, September, and December; capital gains, if
any, are distributed annually in December.         CUSIP NUMBER
                                                   922908736
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             TRADING SYMBOL
since inception                                    VUG

INCEPTION DATE
VIPER Shares--January 26, 2004

NUMBER OF GROWTH VIPERS IN A
CREATION UNIT
100,000

NET ASSETS (ALL SHARE CLASSES OF VANGUARD GROWTH
INDEX FUND) AS OF DECEMBER 31, 2003
$9.5 billion
================================================================================


PROFILE--VANGUARD(R) SMALL-CAP GROWTH VIPERS(R)

The following profile summarizes key features of Vanguard Small-Cap Growth VIPERs, an exchange-traded class of shares issued by Vanguard(R) Small-Cap Growth Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PRIMARY RISKS

- Small-Cap Growth VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

- Small-Cap Growth VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Small-Cap Growth VIPERs are subject to investment style risk, which is the chance that returns from small-cap growth stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

- Small-Cap Growth VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be sold in the secondary market at market prices. Although it is expected that the market price of a Small-Cap Growth VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Small-Cap Growth VIPERs on the secondary market, you may receive less than NAV.

- Although Small-Cap Growth VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of Small-Cap Growth VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Small-Cap Growth VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in Small-Cap Growth VIPERs. Because calendar-year performance information for Small-Cap Growth VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Small-Cap Growth Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Small-Cap Growth VIPERs would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES

                   SCALE RANGE -40% to 60%

                       1999   19.80
                       2000    1.59
                       2001   -0.78
                       2002  -15.41
                       2003   42.88
      ----------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units, or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

24

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.69% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.50% (quarter ended September 30, 2001).


      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                            1 YEAR     5 YEARS       INCEPTION*
-------------------------------------------------------------------------------
VANGUARD SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
 Return Before Taxes                        42.88%       7.86%          6.04%
 Return After Taxes on Distributions        42.85        7.47           5.68
 Return After Taxes on Distributions
  and Sale of Fund Shares                   27.92        6.60           5.02
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 S&P SMALLCAP 600/BARRA GROWTH INDEX       37.31%        6.67%          4.96%
 SPLICED SMALL CAP GROWTH INDEX**          41.90         7.37           5.58
 MSCI US SMALL CAP GROWTH INDEX            50.37           --             --
-------------------------------------------------------------------------------
 *Since-inception returns are from May 21, 1998--the inception date of the
  Investor Shares--through december 31, 2003.
**Reflects performance of the S&P Small Cap 600/Barra Growth Index through May
  16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter. The Fund adopted the MSCI US Small Cap Growth Index as its target index on May 16, 2003.
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Small-Cap Growth VIPERs. The expenses shown under Annual Operating Expenses are based on estimated amounts for the current fiscal year. Small-Cap Growth VIPERs have no operating history; actual operating expenses could be different.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.19%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.22%

      *An investor purchasing or redeeming Creation Units of Small-Cap Growth
       VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $2,250 if the investor does not purchase or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $3,250). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Small-Cap Growth VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Small-Cap Growth VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

     The following example is intended to help retail investors compare the cost of investing in Small-Cap Growth VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Small-Cap Growth VIPERs. This example assumes that Small-Cap Growth VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Small-Cap Growth VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $23          $71       $124         $280
--------------------------------------------------

     The value of a Small-Cap Growth VIPERs Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding a Small-Cap Growth VIPERs Creation Unit would be $13,261 if the Creation Unit were redeemed after one year and $37,422 if redeemed after three years.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

26

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS                  VANGUARD FUND NUMBER
Distributed annually in December             938

INVESTMENT ADVISOR                           CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,       922908595
since inception
                                             TRADING SYMBOL
INCEPTION DATE                               VBK
VIPER Shares--January 26, 2004

NUMBER OF SMALL-CAP GROWTH VIPERS IN A
CREATION UNIT
100,000

NET ASSETS (ALL SHARES CLASSES OF VANGUARD
SMALL-CAP GROWTH INDEX FUND) AS OF
DECEMBER 31, 2003
$937 million
================================================================================


MORE ON THE FUNDS AND VIPER SHARES

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index or in synthetic equivalents (i.e., instruments that provide substantially similar economic exposure). A Fund may change its 80% policy only upon 60 days' notice to shareholders.


MARKET EXPOSURE


FLAG
VIPER SHARES ARE SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%     17.8%
Worst                 -43.1    -12.4      -0.8       3.1
Average                12.4     10.7      11.2      11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or any VIPER Shares in particular.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund (other than the Large-Cap Index Fund) as of December 31, 2003, is listed below:

                                 ASSET-WEIGHTED
                                  MEDIAN MARKET
        VANGUARD INDEX FUND       CAPITALIZATION
        ----------------------------------------
        Mid-Cap                           $4.8 billion
        Small-Cap                          1.2
        Value                             44.3
        Small-Cap Value                    1.2
        Growth                            44.0
        Small-Cap Growth                   1.2
        ----------------------------------------

     The asset-weighted median market capitalization of the Large-Cap Index Fund's target index was $44.4 billion as of December 31, 2003.

FLAG
EACH FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, SPECIFIC TYPES OF STOCKS (FOR INSTANCE, SMALL-CAP OR VALUE) TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


================================================================================
                              PLAIN TALK(R) ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
================================================================================

28

SECURITY SELECTION
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. Each Fund uses the replication method of indexing, meaning each Fund holds the same stocks as its target index, and in approximately the same proportions.

RISK OF NONDIVERSIFICATION
The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a fund tracking such an index might no longer meet the legal definition of "diversified." (Such has been the case, from time to time, with the Growth Index Fund.) For this reason, the Funds are classified as "nondiversified." However, these Funds, other than the Growth Index Fund and the Large-Cap Index Fund, in actuality have been diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified. Although the Large-Cap Index Fund did not commence investment operations until January 26, 2004, Vanguard also expects this Fund to remain diversified.


SPECIAL RISKS OF EXCHANGE-TRADED SHARES

FLAG
VIPER SHARES ARE NOT INDIVIDUALLY REDEEMABLE. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough VIPER Shares to constitute a Creation Unit.

FLAG
THE MARKET PRICE OF VIPER SHARES MAY DIFFER FROM NET ASSET VALUE. VIPER Shares are listed for trading on the AMEX and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a VIPER Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying VIPER Shares on the secondary market, and you may receive less than NAV when you sell those shares.
     The market price of VIPER Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that VIPER Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of VIPER Shares is falling fastest--and this may be the time that you most want to sell VIPER Shares.
     NOTE: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's VIPER Shares. The website also will disclose how frequently each Fund's VIPER Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

FLAG
AN ACTIVE TRADING MARKET MAY NOT EXIST. Although VIPER Shares are listed on the AMEX, it is possible that an active trading market may not be maintained.

FLAG
TRADING MAY BE HALTED. Trading of VIPER Shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of VIPER Shares also will be halted if (i) the shares are delisted from the AMEX without first being listed on another exchange, or (ii) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.
     NOTE: If trading of VIPER Shares on the AMEX is halted, eligible investors (see below) will still be able to purchase Creation Units of VIPER Shares directly from an issuing Fund and redeem such units with the Fund.

PURCHASING VIPER SHARES FROM AN ISSUING FUND
You can purchase VIPER Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:

- Eligible Investors. To purchase VIPER Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.

- Creation Units. You must purchase VIPER Shares in large blocks known as "Creation Units." The number of VIPER Shares in a Creation Unit is as follows:


                                        NUMBER OF VIPER SHARES IN A
 FUND                                          CREATION UNIT
 --------------------------------------------------------------------
 Vanguard Large-Cap Index Fund                    100,000
 Vanguard Mid-Cap Index Fund                      100,000
 Vanguard Small-Cap Index Fund                    100,000
 Vanguard Value Index Fund                        100,000
 Vanguard Small-Cap Value Index Fund              100,000
 Vanguard Growth Index Fund                       100,000
 Vanguard Small-Cap Growth Index Fund             100,000
 --------------------------------------------------------------------

     For any particular Fund, the number of VIPER Shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units.

- In-Kind Creation Basket. To purchase VIPER Shares directly from a Fund, you must tender to the Fund a basket of securities. Each business day, prior to the opening of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in that day's creation basket. Each Fund reserves the right to accept a nonconforming creation basket.

- Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

30

- Placement of Purchase Orders. All purchase orders must be placed with Vanguard by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee (discussed below). A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

- Transaction Fee on Purchase of Creation Units. The Funds impose a transaction fee in the amount of $1,000 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units of Mid-Cap VIPERs, the transaction fee would be $1,000. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would range from $2,406 (for Vanguard Value VIPERs) to $4,750 (for Vanguard Small-Cap VIPERs). The Funds reserve the right to exempt investors providing seed capital from the purchase transaction fee. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.

REDEEMING VIPER SHARES WITH AN ISSUING FUND

The redemption process is essentially the reverse of the purchase process.

- Eligible Investors. To redeem VIPER Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.

- Creation Units. To redeem VIPER Shares with a Fund, you must tender the shares in Creation Unit-size blocks.

- In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities. In most cases, the basket of securities you receive will be the same as that required of investors purchasing Creation Units on the same day. There will be times, however, when the creation and redemption baskets differ. The composition of the redemption basket will be available on the NSCC bulletin board. NOTE: Each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.

- Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

- Placement of Redemption Orders. As with purchases, redemptions may be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date, and all other procedures set forth in the Participation Agreement are followed.

- Transaction Fee on Redemption of Creation Units. The Funds impose a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

PURCHASING AND SELLING VIPER SHARES ON THE SECONDARY MARKET
You can buy and sell VIPER Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell VIPER Shares (i.e., the market price) may be more or less than the net asset value of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must buy.

CONVERSION PRIVILEGE

Owners of conventional shares (Investor Shares, Admiral(TM) Shares, or Institutional Shares) issued by any fund may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same Fund.

     Unless you are an Authorized Participant, you must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, please contact your broker. Your broker may charge you a fee, over and above Vanguard's fee, to process a conversion request.

     Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held at Vanguard in an account in the name of the DTC. (The DTC will keep track of which VIPER Shares belong to your broker, and your broker, in turn, will keep track of which VIPER Shares belong to you.)

     Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (i) credit your account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (ii) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

32

     NOTE: If you convert your conventional shares to VIPER Shares through Vanguard Brokerage Services(R) (Vanguard(R) Brokerage), all conventional shares for which you request conversion will be converted into VIPER Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

     Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day, although processing may take up to three business days, depending on when the conversion request is received.

- Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.

EXCHANGES NOT PERMITTED: VIPER Shares of one Fund may not be exchanged for VIPER Shares of another Fund.

PRECAUTIONARY NOTES

A PRECAUTIONARY NOTE TO RETAIL INVESTORS: The DTC or its nominee will be the registered owner of all outstanding VIPER Shares. Your ownership of VIPER Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of VIPER Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose VIPER Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A PRECAUTIONARY NOTE TO PURCHASERS OF CREATION UNITS: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.

     Because  new  VIPER   Shares  may  be  issued  on  an  ongoing   basis,   a
"distribution" of VIPER shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent VIPER Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new VIPER Shares with an active selling effort involving solicitation of secondary-market demand for VIPER Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

     Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with VIPER Shares as part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A PRECAUTIONARY NOTE TO INVESTMENT COMPANIES: For purposes of the Investment Company Act of 1940, VIPER Shares are issued by registered investment companies, and the acquisition of VIPER Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act.

A NOTE ON UNUSUAL CIRCUMSTANCES: Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

OTHER INVESTMENT POLICIES AND RISKS

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (small-, mid-, or large-cap, growth, or value) as the current index. Six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small-Cap Growth Index Fund) switched target indexes after May 16, 2003, based upon the board of trustees' determination that this change would be in shareholders' best interests.

     Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

     Although index funds, by their nature, tend to be tax-efficient investment vehicles, each Fund is generally managed without regard to tax ramifications.

     To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the MSCI US Prime Market 750--typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be

34

higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds, other than the Large-Cap Index Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Turnover rates for six of the Funds (Mid-Cap Index Fund, Small-Cap Index Fund, Value Index Fund, Small-Cap Value Index Fund, Growth Index Fund, and Small- Cap Growth Index Fund) are expected to be higher than normal for the fiscal year ending December 31, 2003, because of portfolio adjustments made when converting these Funds to new target indexes.



================================================================================
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 86%; for all domestic stock funds, the average turnover rate was 110%, both as reported by Morningstar, Inc., on December 31, 2003.
================================================================================



VIPER SHARES AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $710 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


================================================================================
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2003, Vanguard served as advisor for about $501 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

     For the fiscal year ended December 31, 2003, the advisory expenses for each Fund (except the Small-Cap Growth Index Fund and the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Small- Cap Growth Index Fund, the advisory expenses represented an effective annual rate of approximately 0.02% of its average net assets. For the current fiscal year, the Large-Cap Index Fund's advisory expenses are expected to represent an effective annual rate of less than 0.01% of its average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Funds' board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Funds as well as for brokerage or research services provided to the advisor for the benefit of the Fund.



================================================================================
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
================================================================================

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Large-Cap, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.

36

================================================================================
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================


DIVIDEND REINVESTMENT SERVICE
Brokers may make available to their customers who own VIPER Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional VIPER Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

BASIC TAX POINTS

Taxable investors should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional VIPER Shares.

-    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned VIPER Shares.

- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

- A sale of VIPER Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of VIPER Shares, may be subject to state and local income taxes.

NOTE: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

DAILY PRICING

The net asset value, or NAV, of each Fund's VIPER Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.

     Remember: If you buy or sell VIPER Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your VIPER Shares in Creation Unit blocks, or if you convert your conventional fund shares into VIPER Shares.

     When calculating the NAV of a Vanguard fund's shares, stocks held by the fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

     Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's VIPER Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.


FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand each Fund's Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single fund share. (Because the commencement date for investment operations for the Large-Cap Index Fund is January 26, 2004, no table is included for that Fund.) The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose reports---along with each Fund's financial statements--are included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail. NOTE: This prospectus offers the Funds' VIPER Shares, not the Investor Shares. Information for the Investor Shares is shown here because the Funds' VIPER Shares are new. However, the two share classes are invested in the same portfolio of securities and will have substantially similar financial performance.

38


================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Mid-Cap Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2003 with a net asset value (price) of $9.88 per share. During the year, each Investor Share earned $0.122 from investment income (interest and dividends) and $3.25 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.122 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $13.13, reflecting earnings of $3.372 per share and distributions of $0.122 per share. This was an increase of $3.25 per share (from $9.88 at the beginning of the year to $13.13 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 34.14% for the year.

As of December 31, 2003, the Investor Shares had approximately $3.6 billion in net assets. For the year, the expense ratio was 0.26% ($2.60 per $1,000 of net assets), and the net investment income amounted to 1.20% of average net assets. The Fund sold and replaced securities valued at 73% of its net assets.
================================================================================


MID-CAP INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003      2002       2001         2000        1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 9.88    $11.81     $12.21       $11.30      $10.79
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .122      .088       .081         .071        .073
 Net Realized and Unrealized Gain (Loss)
   on Investments                                     3.250    (1.798)     (.166)       1.897       1.448
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   3.372    (1.710)     (.085)       1.968       1.521
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.122)    (.093)     (.070)       (.078)      (.076)
 Distributions from Realized Capital Gains               --     (.127)     (.245)       (.980)      (.935)
----------------------------------------------------------------------------------------------------------
   Total Distributions                                (.122)    (.220)     (.315)      (1.058)     (1.011)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $13.13    $ 9.88     $11.81       $12.21      $11.30
==========================================================================================================

TOTAL RETURN*                                        34.14%   -14.61%     -0.50%       18.10%      15.32%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                 $3,610    $2,267     $2,049       $1,614        $605
Ratio of Total Expenses to
   Average Net Assets                                 0.26%     0.26%      0.25%        0.25%       0.25%
Ratio of Net Investment Income to
   Average Net Assets                                 1.20%     0.85%      0.83%        0.90%       0.99%
Portfolio Turnover Rate                               73%**      20%+        24%          51%         38%
==========================================================================================================

 *Total returns do not reflect the 0.25% purchase fee imposed from inception through February 28, 1999, or the $10 annual account maintenance fee applied on balances under $10,000.

**Includes activity related to a change in the Fund's target index.

 +Turnover rate excluding in-kind redemptions was 18%.

SMALL-CAP INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002        2001      2000      1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.66          $19.82      $19.44    $23.60    $21.20
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .200           .192        .217      .270      .256
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         6.944         (4.160)       .388    (1.145)    4.491
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       7.144         (3.968)       .605     (.875)    4.747
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.204)          (.192)      (.225)    (.260)    (.267)
  Distributions from Realized Capital Gains                   --             --          --    (3.025)   (2.080)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.204)         (.192)      (.225)   (3.285)   (2.347)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $22.60         $15.66      $19.82    $19.44    $23.60
================================================================================================================

TOTAL RETURN*                                             45.63%        -20.02%       3.10%    -2.67%    23.13%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                      $4,871         $2,943      $3,545    $3,577    $3,553
Ratio of Total Expenses to
  Average Net Assets                                       0.27%          0.27%       0.27%     0.27%     0.25%
Ratio of Net Investment Income to
  Average Net Assets                                       1.17%          1.11%       1.16%     1.17%     1.25%
Portfolio Turnover Rate                                    39%**            32%         39%       49%       42%
================================================================================================================

 *Total returns do not reflect the 0.5% purchase fee imposed through March 31, 2000, or the $10 annual account maintenance fee applied on balances under $10,000.

**Includes activity related to a change in the Fund's target index.



VALUE INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.65   $18.90   $22.87   $22.89   $22.51
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .378     .303     .309     .355     .355
  Net Realized and Unrealized Gain (Loss) on Investments      4.294  (4.238)  (2.986)     .963    2.342
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          4.672  (3.935)  (2.677)    1.318    2.697
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.372)   (.315)   (.316)   (.358)   (.362)
  Distributions from Realized Capital Gains                      --       --   (.977)   (.980)  (1.955)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.372)   (.315)  (1.293)  (1.338)  (2.317)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $18.95   $14.65   $18.90   $22.87   $22.89
=======================================================================================================
TOTAL RETURN*                                                32.25%  -20.91%  -11.88%    6.08%   12.57%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,921   $2,197   $3,018   $3,450   $3,378
  Ratio of Total Expenses to Average Net Assets               0.23%    0.23%    0.22%    0.22%    0.22%
  Ratio of Net Investment Income to Average Net Assets        2.38%    1.80%    1.51%    1.60%    1.59%
  Portfolio Turnover Rate                                     47%**      26%      38%      37%      41%
=======================================================================================================

 *Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 44%.

40

SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002         2001      2000      1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 8.52         $10.29       $ 9.65    $ 8.45   $ 8.74
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .192           .090         .074      .084     .065
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         2.976         (1.494)       1.176     1.698     .210
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       3.168         (1.404)       1.250     1.782     .275
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.198)         (.090)       (.065)    (.082)   (.070)
  Distributions from Realized Capital Gains                   --          (.276)       (.545)    (.500)   (.495)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.198)         (.366)       (.610)    (.582)   (.565)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.49         $ 8.52       $10.29    $ 9.65   $ 8.45
================================================================================================================

TOTAL RETURN*                                             37.19%        -14.20%       13.70%    21.88%    3.35%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                      $1,730         $1,176         $802      $317     $204
Ratio of Total Expenses to
  Average Net Assets                                       0.27%          0.27%        0.27%     0.27%    0.25%
Ratio of Net Investment Income to
  Average Net Assets                                       2.07%          0.93%        0.97%     1.16%    0.96%
Portfolio Turnover Rate                                   109%**            57%          59%       82%      80%
================================================================================================================

 *Total returns do not reflect the purchase fee (0.5% from March 1, 1999, through March 31, 2002; 1.0% from inception through February 28, 1999), or the $10 annual account maintenance fee applied on balances under $10,000.

**Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 100%.



GROWTH INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2003      2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $19.95    $26.42   $30.57   $39.43   $31.67
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .169      .222     .181     .126     .207
  Net Realized and Unrealized Gain (Loss) on Investments     4.977   (6.465)  (4.144)  (8.861)    8.821
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         5.146   (6.243)  (3.963)  (8.735)    9.028
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.176)    (.227)   (.187)   (.125)   (.228)
  Distributions from Realized Capital Gains                     --        --       --       --  (1.040)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.176)    (.227)   (.187)   (.125)  (1.268)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $24.92    $19.95   $26.42   $30.57   $39.43
=======================================================================================================
TOTAL RETURN*                                               25.92%   -23.68%  -12.93%  -22.21%   28.76%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $7,586    $6,094   $8,445  $11,162  $15,232
  Ratio of Total Expenses to Average Net Assets              0.23%     0.23%    0.22%    0.22%    0.22%
  Ratio of Net Investment Income to Average Net Assets       0.77%     0.97%    0.67%    0.33%    0.64%
  Portfolio Turnover Rate                                    44%**       23%      31%      33%      33%
=======================================================================================================

 *Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 42%.

SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002         2001      2000      1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 9.17         $10.87       $10.97    $11.38   $ 9.53
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .021           .027         .009      .009     .025
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         3.911         (1.702)       (.094)     .154    1.860
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       3.932         (1.675)       (.085)     .163    1.885
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.022)         (.025)       (.015)    (.003)   (.035)
  Distributions from Realized Capital Gains                   --             --           --     (.570)      --
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.022)         (.025)       (.015)    (.573)   (.035)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $13.08         $ 9.17       $10.87    $10.97   $11.38
================================================================================================================

TOTAL RETURN*                                             42.88%        -15.41%       -0.78%     1.59%   19.80%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                        $907           $388         $357      $356     $167
Ratio of Total Expenses to
  Average Net Assets                                       0.27%          0.27%        0.27%     0.27%    0.25%
Ratio of Net Investment Income to
  Average Net Assets                                       0.21%          0.24%        0.11%     0.03%    0.33%
Portfolio Turnover Rate                                   108%**            61%          74%      136%      82%
================================================================================================================

 *Total returns do not reflect the purchase fee (0.5% from March 1, 1999, through March 31, 2002; 1.0% from inception through February 28, 1999), or the $10 annual account maintenance fee applied on balances under $10,000.

**Includes activity related to a change in the Fund's target index. Turnover rate excluding in-kind redemptions was 91%.



The Vanguard Group, Vanguard, Plain Talk, Admiral, VIPER, VIPERs, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AUTHORIZED PARTICIPANT
Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CREATION UNIT
A large block of a specified number of VIPER Shares. Authorized Participants may purchase and redeem VIPER Shares from the fund only in Creation Unit-size aggregations.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that typically emphasizes stocks whose prices are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VIPER SHARES
Vanguard   Index   Participation   Equity   Receipts,   which  are  a  class  of
exchange-traded shares issued by certain Vanguard mutual funds. VIPER Shares can be bought and sold continuously throughout the day at market prices.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
THE VANGUARD GROUP (R)
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard U.S. Stock VIPER Shares, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI for the issuing Funds provides more detailed information about the Funds' VIPER Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the VIPER Shares please contact us as follows:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-866-499-8473

WORLD WIDE WEB:
WWW.VANGUARD.COM


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                           file number: 811-2652


                                               (C) 2004 The Vanguard Group, Inc.
                                            All rights reserved. Patent Pending.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     P961 042004

                                   PART B


                            VANGUARD/(R)/ INDEX FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 23, 2004


This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses dated April 23, 2004. To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:

                                 1-800-662-7447


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-16
SHARE PRICE...........................................................B-17
PURCHASE OF SHARES....................................................B-17
REDEMPTION OF SHARES..................................................B-18
MANAGEMENT OF THE FUNDS...............................................B-18
INVESTMENT ADVISORY SERVICES..........................................B-25
PORTFOLIO TRANSACTIONS................................................B-26
PROXY VOTING GUIDELINES...............................................B-27
YIELD AND TOTAL RETURNS...............................................B-32
INFORMATION ABOUT THE VIPER SHARE CLASS...............................B-34
FINANCIAL STATEMENTS..................................................B-41

                            DESCRIPTION OF THE TRUST


ORGANIZATION

The Trust was organized as a Pennsylvania business trust in 1975 and was reorganized as a Delaware statutory trust in July 1998. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust currently offers the following funds (and classes thereof):


                                                SHARE CLASSES
                                                -------------

       FUND                       INVESTOR  ADMIRAL   INSTITUTIONAL   VIPER
       ----                       --------  -------   -------------   -----
       Vanguard/(R)/ Total Stock    Yes       Yes          Yes         Yes
       Market Index Fund
       Vanguard/(R)/ 500 Index      Yes       Yes          No           No
       Fund
       Vanguard/(R)/ Extended       Yes       Yes          Yes         Yes
       Market Index Fund
       Vanguard/(R)/ Large-Cap      Yes       Yes          Yes         Yes
       Index Fund
       Vanguard/(R)/ Mid-Cap        Yes       Yes          Yes         Yes
       Index Fund
       Vanguard/(R)/ Small-Cap      Yes       Yes          Yes         Yes
       Index Fund
       Vanguard/(R)/ Value Index    Yes       Yes          Yes         Yes
       Fund
       Vanguard/(R)/ Small-Cap      Yes        No          Yes         Yes
       Value Index Fund
       Vanguard/(R)/ Growth         Yes       Yes          Yes         Yes
       Index Fund
       Vanguard/(R)/ Small-Cap      Yes        No          Yes         Yes
       Growth Index Fund
                  (individually, a Fund; collectively, the Funds)

     Each of the Funds is registered as a nondiversified management investment company. As the market values of each Fund's largest holdings rise and fall, there may be times when a Fund is diversified under the Commission's standards and other times when it is not.
     The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.


SERVICE PROVIDERS


     CUSTODIANS. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distribution declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; or (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

     CONVERSION RIGHTS. Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. For additional information about the conversion rights applicable to VIPER Shares, please see "Information about the VIPER Share Class."

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.
     Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Fund are not eligible for the dividends-received deduction.

                               INVESTMENT POLICIES

Some of the investment policies described below and in the Funds' prospectuses set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.


     The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectuses with respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

     80% POLICY. Under normal circumstances, the Funds will invest at least 80% of their assets in the types of stocks connoted by their respective names. In applying these 80% policies, assets will include net assets and borrowings for investment purposes.


     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptive orders, no-action letters, interpretations and other pronouncements by the Securities and Exchange Commission and its staff (SEC) and any other any regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales against-the-box), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, and forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders and owners of preferred stock take precedence over the claims of those who own common stock.

     CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to both fixed income and equity securities.
     The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.
     While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

     DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). In ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. In other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other Depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder  communications  received  from  the  underlying  issuer  or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.
     For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates or indices. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below) and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
     Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


     EXCHANGE-TRADED  FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

     FUNDS MAY REPURCHASE VIPER/(TM)// /SHARES. Any Fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the Fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the Fund to more closely track its index than alternative investments, or some combination of the three. A Fund that repurchases its VIPER Shares may lend those shares to qualified institutional borrowers as part of the Fund's securities lending activities discussed on page 12.

     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.
     Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes are recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

     The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments.

     FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS. For foreign securities that are not U.S. dollar-denominated, the value of a fund's foreign securities as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increases.
     A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
     A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

     The forecasting of currency market movement is extremely difficult and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     FOREIGN SECURITIES - FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may also be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations under the 1940 Act, as described below under the heading "Other Investment Companies."

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indices) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.
     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, a fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
     An option on a futures contract (or "futures option") conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the exercise or strike price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, a fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
     Each fund intends to comply with the Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.
     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.
     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breached its agreement with the fund or became insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

     OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the "size" of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
     The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity or even the orderliness of the market for particular options.
     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

     PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased for purposes of the 1940 Act. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the board of trustees will monitor a fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

     SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

     The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned,
(2) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees, and a fund may pay such fees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate or index.
     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.
     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly  in the  securities  and  other  traditional  investments  that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.
     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.
     Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS - FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.
     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.
     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS - FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

     TAX MATTERS - FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

     WARRANTS. Warrants are instruments which give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

     WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     INVESTMENT POLICIES RELATING TO THE SALE OF INVESTOR SHARES OF VANGUARD SMALL-CAP AND TOTAL STOCK MARKET INDEX FUNDS IN JAPAN. In connection with the offering of the Investor Shares of the Small-Cap and Total Stock Market Index Funds in Japan, the Funds have undertaken to the Japanese Securities Dealers Association that each Fund may not (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund's net assets; (2) together with other mutual funds managed by The Vanguard Group, Inc., acquire more than 50% of the outstanding voting securities of any issuer; (3) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the board of trustees); and (4) sell securities short at any time in excess of its net asset value.

     INVESTMENT POLICY RELATING TO THE SALE OF INVESTOR SHARES OF VANGUARD GROWTH AND VALUE INDEX FUNDS IN JAPAN. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 10% of the Fund's net assets. Each Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.
     If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (1) shares of the Fund are qualified for offer or sale in Japan and (2) the undertaking is required by the "Standards of Selection of Foreign Investment Fund Securities" established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock index futures contracts, stock options, and options on stock index futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. Each Fund will limit the aggregate value of all holdings (except U.S. Government and cash items, as defined under Subchapter M of the Internal Revenue Code (the Code)), each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. From time to time, each Fund's board of trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. Each Fund may not invest in a company for purpose of controlling its management.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.


     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 OIL, GAS, MINERALS. Each Fund may not invest in oil, gas, or other mineral exploration or development programs.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUTS AND CALLS. Each Fund may not purchase or sell put, call, straddle, or spread options, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     Compliance with the above mentioned investment limitations is measured at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents a Fund from having an ownership interest in The Vanguard Group (Vanguard). As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                                   SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received after the close of regular trading on the Exchange will be executed at the price computed on the next day the Exchange is open.
     Each Fund reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders, including a purchase by exchange from another Vanguard fund, if management determines such rejection is in the best interest of the Fund, (3) to increase or decrease the minimum amount required to open and maintain an account, without prior notice, (4) to impose a transaction fee on a purchase of the Fund's shares if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Fund, and
(5) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

     EXCHANGE OF SECURITIES FOR SHARES OF A FUND (OTHER THAN VIPER SHARES). In certain circumstances, shares of a Fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in kind purchase must be included in the Index tracked by the Fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the Fund will be valued, as set forth in the Fund's prospectus, as of the time of the next determination of net asset value after such acceptance. Shares of each Fund are issued at net asset value determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.

A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund;
(2) the transaction will not cause the Fund's weightings to become imbalanced with respect to the weightings of the securities included in the corresponding Index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.
     Investors interested in purchasing Fund shares in kind should contact Vanguard.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists, as defined by the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election does not apply to a Fund's VIPER shares.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS

     The Funds have authorized certain agents to accept on their behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf (collectively, "Authorized Agents"). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to a Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.

                             MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.
     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The funds' officers are also officers and employees of Vanguard.
     Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading.
     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest a up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.


     As of December 31, 2003, each Fund, then existing, had contributed capital to Vanguard as follows:



                             PERCENT OF EACH     TOTAL AMOUNT      PERCENT OF
                              FUND'S AVERAGE   CONTRIBUTED BY      VANGUARD'S
 FUND                             NET ASSETS       EACH FUNDS  CAPITALIZATION
 ----                        ---------------   --------------  --------------
 Vanguard Total Stock
   Market Index Fund                   0.01%     $  6,333,000           1.46%
 Vanguard 500 Index Fund               0.02        14,158,000          14.15
 Vanguard Extended Market Index Fund   0.01         1,044,000           1.04
 Vanguard Mid-Cap Index Fund           0.02           837,000           0.84
 Vanguard Small-Cap Index Fund         0.02         1,074,000           1.07
 Vanguard Value Index Fund             0.01           615,000           0.61
 Vanguard Small-Cap Value Index Fund   0.02           272,000           0.27
 Vanguard Growth Index Fund            0.02         1,459,000           1.46
 Vanguard Small-Cap Growth Index Fund  0.02           144,000           0.14


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies that will become members of Vanguard. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.
     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended December 31, 2001, 2002, and 2003, the Funds, then existing, incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.



FUND                                            2001         2002         2003
----                                            ----         ----         ----
 Vanguard Total Stock Market Index Fund   39,128,000   39,969,000  $51,104,000
 Vanguard 500 Index Fund                 151,291,000  127,920,000  128,569,000
 Vanguard Extended Market Index Fund      10,062,000    8,731,000   10,218,000
 Vanguard Mid-Cap Index Fund               5,073,000    6,695,000    8,413,000
 Vanguard Small-Cap Index Fund            10,127,000   10,106,000   11,281,000

FUND                                            2001         2002         2003
----                                            ----         ----         ----
 Vanguard Value Index Fund                 8,832,000    6,882,000    6,456,000
 Vanguard Small-Cap Value Index Fund       1,538,000    3,431,000    3,357,000
 Vanguard Growth Index Fund               21,049,000   16,994,000   16,740,000
 Vanguard Small-Cap Growth Index Fund        817,000      926,000    1,246,000


OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.
     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive              129
(1954)                       Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (pro bono ventures in           129
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

Rajiv L. Gupta               Trustee                  December, 2001         Chairman and Chief Executive Officer                129

(1945)                                                                       (since October, 1999), Vice Chairman
                                                                             (January-September, 1999), and Vice
                                                                             President (prior to September 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication components);
                                                                             Board Member of American Chemistry Council;
                                                                             Trustee of Drexel University.

JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer, and      129
(1950)                                                                       Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the University
                                                                             Medical Center at Princeton and Women's Research


*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Burton G. Malkiel            Trustee                  May, 1977              Chemical Bank Chairman's Professor of               127
(1932)                                                                       Economics, Princeton University;  Director of
                                                                             Vanguard Investment Series plc (Irish investment
                                                                             (Ireland) Limited (Irish investment managementfirm)
                                                                             since November, 2001, Prudential Insurance Co. of
                                                                             America,  BKF Capital (investment management),
                                                                             The Jeffrey Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

Alfred M. Rankin, Jr.        Trustee                  January, 1993          Chairman, President, Chief Executive                129
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.

J. Lawrence Wilson           Trustee                  April, 1985            Retired Chairman and Chief Executive                129
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel               129
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;              129
(1957)                                                                       Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).

*Officers of the Fund are "Interested persons" as defined in the 1940 Act.


     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: Each Fund's board has the following committees:

* Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held four meetings during each Fund's last fiscal year.
* Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.
* Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each Fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund, then existing, and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund.

                              VANGUARD INDEX FUNDS


                                                                       AGGREGATE
                                                                 DOLLAR RANGE OF
                                                  DOLLAR RANGE OF  VANGUARD FUND
                                                FUND SHARES OWNED   SHARES OWNED
FUND                           NAME OF TRUSTEE         BY TRUSTEE     BY TRUSTEE
-----                   ----------------------  -----------------  -------------
VANGUARD TOTAL STOCK
 MARKET INDEX FUND             John J. Brennan      Over $100,000  Over $100,000
                              Charles D. Ellis               None  Over $100,000
                                Rajiv L. Gupta               None  Over $100,000
                        JoAnn Heffernan Heisen               None  Over $100,000
                             Burton G. Malkiel      Over $100,000  Over $100,000
                         Alfred M. Rankin, Jr.      Over $100,000  Over $100,000
                            J. Lawrence Wilson               None  Over $100,000

VANGUARD 500 INDEX  FUND       John J. Brennan      Over $100,000  Over $100,000
                              Charles D. Ellis               None  Over $100,000
                                Rajiv L. Gupta      Over $100,000  Over $100,000
                        JoAnn Heffernan Heisen               None  Over $100,000
                             Burton G. Malkiel   $50,001-$100,000  Over $100,000
                         Alfred M. Rankin, Jr.      Over $100,000  Over $100,000
                            J. Lawrence Wilson               None  Over $100,000

VANGUARD EXTENDED
 MARKET INDEX FUND             John J. Brennan    $10,001-$50,000  Over $100,000
                              Charles D. Ellis               None  Over $100,000
                                Rajiv L. Gupta      Over $100,000  Over $100,000
                        JoAnn Heffernan Heisen               None  Over $100,000
                             Burton G. Malkiel               None  Over $100,000
                         Alfred M. Rankin, Jr.      Over $100,000  Over $100,000
                            J. Lawrence Wilson               None  Over $100,000

VANGUARD MID-CAP INDEX FUND    John J. Brennan               None  Over $100,000
                              Charles D. Ellis               None  Over $100,000
                                Rajiv L. Gupta               None  Over $100,000
                        JoAnn Heffernan Heisen               None  Over $100,000
                             Burton G. Malkiel               None  Over $100,000
                         Alfred M. Rankin, Jr.               None  Over $100,000
                            J. Lawrence Wilson               None  Over $100,000

                                                                       AGGREGATE
                                                                 DOLLAR RANGE OF
                                                  DOLLAR RANGE OF  VANGUARD FUND
                                                FUND SHARES OWNED   SHARES OWNED
FUND                           NAME OF TRUSTEE         BY TRUSTEE     BY TRUSTEE
-----                   ----------------------  -----------------  -------------
VANGUARD SMALL-CAP INDEX FUND  John J. Brennan               None  Over $100,000
                              Charles D. Ellis               None  Over $100,000
                                Rajiv L. Gupta               None  Over $100,000
                        JoAnn Heffernan Heisen               None  Over $100,000
                             Burton G. Malkiel               None  Over $100,000
                         Alfred M. Rankin, Jr.               None  Over $100,000
                            J. Lawrence Wilson               None  Over $100,000

VANGUARD VALUE INDEX FUND      John J. Brennan               None  Over $100,000
                              Charles D. Ellis               None  Over $100,000
                                Rajiv L. Gupta               None  Over $100,000
                        JoAnn Heffernan Heisen               None  Over $100,000
                             Burton G. Malkiel               None  Over $100,000
                         Alfred M. Rankin, Jr.               None  Over $100,000
                            J. Lawrence Wilson               None  Over $100,000

VANGUARD SMALL-CAP
 VALUE INDEX FUND              John J. Brennan               None  Over $100,000
                              Charles D. Ellis      Over $100,000  Over $100,000
                                Rajiv L. Gupta               None  Over $100,000
                        JoAnn Heffernan Heisen               None  Over $100,000
                             Burton G. Malkiel               None  Over $100,000
                         Alfred M. Rankin, Jr.               None  Over $100,000
                            J. Lawrence Wilson               None  Over $100,000

VANGUARD GROWTH INDEX FUND     John J. Brennan               None  Over $100,000
                              Charles D. Ellis               None  Over $100,000
                                Rajiv L. Gupta               None  Over $100,000
                        JoAnn Heffernan Heisen               None  Over $100,000
                             Burton G. Malkiel               None  Over $100,000
                         Alfred M. Rankin, Jr.               None  Over $100,000
                            J. Lawrence Wilson               None  Over $100,000

VANGUARD SMALL-CAP
 GROWTH INDEX FUND             John J. Brennan      Over $100,000  Over $100,000
                              Charles D. Ellis               None  Over $100,000
                                Rajiv L. Gupta               None  Over $100,000
                        JoAnn Heffernan Heisen               None  Over $100,000
                             Burton G. Malkiel               None  Over $100,000
                         Alfred M. Rankin, Jr.               None  Over $100,000
                            J. Lawrence Wilson               None  Over $100,000

                              TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-20), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

* The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
* The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
* Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                              VANGUARD INDEX FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                                       PENSION OR
                                                       RETIREMENT                                            TOTAL
                                  AGGREGATE      BENEFITS ACCRUED          ACCRUED ANNUAL        COMPENSATION FROM
                          COMPENSATION FROM      AS PART OF THESE   RETIREMENT BENEFIT AT       ALL VANGUARD FUNDS
NAME OF TRUSTEE              THESE FUNDS(1)    FUNDS' EXPENSES(1)      JANUARY 1, 2003(2)    PAID TO TRUSTEES(3)
---------------          ------------------  --------------------   ---------------------    ---------------------
John J. Brennan                        None                  None                    None                     None
Charles D. Ellis                    $26,532                   N/A                     N/A                 $111,000
Rajiv L. Gupta                       26,532                   N/A                     N/A                  111,000
JoAnn Heffernan Heisen               26,532                 1,065                   3,400                  111,000
Burton G. Malkiel                    26,532                 1,748                  10,500                  111,000
Alfred M. Rankin, Jr.                26,532                 1,288                   5,500                  111,000
J. Lawrence Wilson                   30,522                 1,360                   7,800                  127,700
---------
(1)The amounts shown in this column are based on the Funds' fiscal year ended
  December 31, 2003. Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2)
  Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the
  Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
  Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3)
  The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.

                          INVESTMENT ADVISORY SERVICES

Vanguard provides investment advisory services to the Funds and several other Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard. During the fiscal years ended December 31, 2001, 2002, and 2003, the Funds, then existing, paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:




FUND                                         2001          2002          2003
----                                         ----          ----          ----
Vanguard Total Stock Market Index Fund   $181,000      $144,000       113,000
Vanguard 500 Index Fund                   181,000       190,000       153,000
Vanguard Extended Market Index Fund        54,000       154,000       153,000
Vanguard Mid-Cap Index Fund                55,000       108,000       113,000
Vanguard Small-Cap Index Fund             181,000       190,000       153,000
Vanguard Value Index Fund                  55,000       108,000       113,000
Vanguard Small-Cap Value Index Fund        55.000       108,000       113,000
Vanguard Growth Index Fund                181,000       144,000       113,000
Vanguard Small-Cap Growth Index Fund       54,000       108,000       113,000


BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Quantitative Equity Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the Group's performance. In addition, Vanguard provides the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of each Fund's internalized management. Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.
     When considering whether to continue the internalized management structure of each Fund, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent and quality of the services provided as well as other material facts, such as the investment performance of the fund's assets and the fair market value of services provided. The board also considers information detailing Vanguard's control of the investment expenses of each Fund, such as transaction costs, including the ways in which portfolio transactions for the Funds are conducted and brokers are selected.

     The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following table reflects a sample of the most recent data for each Fund, then existing, for periods ended December 31, 2003:



                                                AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                                 ------------------------------------                             ADVISORY FEES
                                                                                                                EXPRESSED AS AN
                                                                         10 YEARS(OR SINCE                     ANNUAL EFFECTIVE
                                             1 YEAR ENDED  5 YEARS ENDED  INCEPTION) ENDED                   RATE OF THE FUNDS'
                                               12/31/2003     12/31/2003        12/31/2003  EXPENSE RATIO    AVERAGE NET ASSETS
                                            -------------  ------------- -----------------  -------------    ------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND*            31.35%          0.46%            10.48%          0.20%       Less than 0.01%
 Average Multi-Cap Core Fund**                     29.89           1.48              9.57           1.44                  0.58
 Wilshire 5000 Index                               31.64           0.42             10.59            N/A                   N/A
VANGUARD 500 INDEX FUND                            28.50%         -0.63%            10.99%          0.18%       Less than 0.01%
 Average Large-Cap Core Fund**                     25.59          -1.59              8.85           1.44                  0.61
 S&O 500 Index                                     28.68          -0.57             11.07            N/A                   N/A
VANGUARD EXTENDED MARKET INDEX FUND*               43.43%          4.20%            10.06%          0.26%       Less than 0.01%
 Average Mid-Cap Core Fund**                       36.11           9.65             12.24           1.53                  0.68
 Wilshire 4500 Index                               43.84           4.12              9.79            N/A                   N/A

 *Information about the Fund's other share classes may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.

                                                AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                                 ------------------------------------                             ADVISORY FEES
                                                                                                                EXPRESSED AS AN
                                                                         10 YEARS(OR SINCE                     ANNUAL EFFECTIVE
                                             1 YEAR ENDED  5 YEARS ENDED  INCEPTION) ENDED                   RATE OF THE FUNDS'
                                               12/31/2003     12/31/2003        12/31/2003  EXPENSE RATIO    AVERAGE NET ASSETS
                                            -------------  ------------- -----------------  -------------    ------------------
VANGUARD MID-CAP INDEX FUND*                       34.14%          9.19%             9.74%          0.26%       Less than 0.01%
 (Inception date May 21, 1998)
 Average Mid-Cap Core Fund**                       36.11           9.65              8.26           1.53                  0.68
 S&P MidCap 400 Index                              35.62           9.21              9.63            N/A                   N/A
VANGUARD SMALL-CAP INDEX FUND*                     45.63%          7.55%            10.20%          0.27%       Less than 0.01%
 Average Small-Cap Core Fund**                     44.24          11.37             12.53           1.78                  0.68
 Russell 2000 Index                                47.25           7.13              9.47            N/A                   N/A
VANGUARD VALUE INDEX FUND*                         32.25%          1.94%            10.49%          0.23%       Less than 0.01%
 Average Large-Cap Value Fund**                    28.27           1.55             10.25           1.42                  0.57
 S&P 500/Barra Value Index                         31.79           1.95             10.55            N/A                   N/A
VANGUARD SMALL-CAP VALUE INDEX FUND*               37.19%         11.01%             7.18%          0.27%                 0.01%
 (Inception date May 21, 1998)
 Average Small-Cap Value Fund**                    42.88          13.31              8.56           1.57                  0.79
 S&P SmallCap 600/Barra Value Index                40.04          11.02              7.01            N/A                   N/A
VANGUARD GROWTH INDEX FUND*                        25.92%         -3.47%            11.07%          0.23%       Less than 0.01%
 Average Large-Cap Growth Fund**                   27.00          -4.18              8.37           1.61                  0.64
 S&P 500/Barra Growth Index                        25.66          -3.49             11.12            N/A                   N/A
VANGUARD SMALL-CAP GROWTH INDEX FUND*              42.88%          7.86%             6.04           0.27%                 0.02%
 (Inception date May 21, 1998)
 Average Small-Cap Growth Fund**                   44.36           6.95              5.41            1.78                 0.78
 S&P Small-Cap 600/Barra Growth Index              37.31           6.67              4.96            N/A                   N/A

 *Information about the Fund's other share classes may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.

     Based upon its most recent evaluation of each, then existing, Fund's investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost, internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.

                             PORTFOLIO TRANSACTIONS

In placing securities transactions, the advisor will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply statistical information and provide other services in addition to execution services to the Funds.
     Because the Funds do not market their shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of their shares that may be made through such firms. However, a Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among broker-dealers.

     During the fiscal years ended December 31, 2001, 2002, and 2003, the Funds, then existing, paid brokerage commissions in the following amounts:



FUND                                             2001          2002         2003
-----------                                      ----          ----         ----
Vanguard Total Stock Market Index Fund      1,968,000     1,919,000    3,056,000
Vanguard 500 Index Fund                     2,718,000     4,386,000    2,681,000
Vanguard Extended Market Index Fund           793,000       758,000      846,000
Vanguard Mid-Cap Index Fund                   593,000       621,000    1,648,000
Vanguard Small-Cap Index Fund               1,712,000     2,050,000    1,996,000
Vanguard Value Index Fund                     643,000       567,000      314,000
Vanguard Small-Cap Value Index Fund           680,000     1,187,000    1,154,000
Vanguard Growth Index Fund                  1,260,000       743,000    1,021,000
Vanguard Small-Cap Growth Index Fund          109,000       133,000      291,000



                             PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.
     Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

     The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.
     In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee who are accountable to the fund's Board.

     While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

     We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating and Audit committees, based on standards adopted by the New York Stock Exchange. In any instance in which a director is not categorically independent based on NYSE standards, the basis for the independence determination should be clearly explained in the proxy statement.

     While we will generally support the board's nominees, we will take the following factors into account in determining our vote:


FACTORS FOR APPROVAL               FACTORS AGAINST APPROVAL
--------------------               -------------------------
Nominated slate results in board   Nominated slate results in board comprised of
comprised of a majority of         a majority of non-independent directors.
independent directors.

All members of Audit, Nominating,  Audit, Nominating, and/or Compensation
committees are independent of      committees include non-independent members.
management.
                                   Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                   Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.
     An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

     The following factors will be among those considered in evaluating these proposals.


FACTORS FOR APPROVAL               FACTORS AGAINST APPROVAL
--------------------               --------------------------
Company requires senior executives Total potential dilution (including all
to hold a minimum amount of        stock-based plans) exceeds 15% of shares
company stock (frequently          outstanding.
expressed as a multiple of salary).

Company requires stock acquired    Annual option grants (for the past year and
through option exercise to be      the past three years)have exceeded 2% of
held for a certain period of time. shares outstanding.

Compensation program includes      Plan permits repricing or replacement of
performance-vesting awards,        options without shareholder approval.
indexed options or other
performance-linked grants.

Concentration of option grants to  Plan permits issuance of options with
senior executives is limited       exercise prices below the grant date  market
(indicating that the plan is very  value of the company's stock.
broad-based).

Stock-based compensation is        Plan provides for the issuance of reload
clearly used as a substitute for   options.
cash in delivering market-
competitive total pay.
                                   Plan contains automatic share replenishment
                                   (evergreen) feature.


B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the Internal Revenue Code, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

     Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

     In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL               FACTORS AGAINST APPROVAL
--------------------               --------------------------
Plan is relatively short-term      Plan is long term (>5 years).
(3-5 years).

Plan requires shareholder          Renewal of plan is automatic or does not
approval for renewal.              require shareholder approval.

Plan incorporates                  Ownership trigger is less than 15%.
review by a committee of
independent directors at least
every three years(so-called TIDE
provisions).

Plan includes permitted bid/       Classified board.
qualified offer feature (chewable
pill) that mandates shareholder
vote in certain situations.

Ownership trigger is reasonable    Board with limited independence.
(15-20%). Highly independent,
non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.
     Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.
     The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING BY VANGUARD FUNDS OF FUNDS

Vanguard funds of funds own shares of other Vanguard funds. If an underlying Vanguard fund calls a shareholder meeting for the purpose of soliciting proxies, a fund of funds will vote its shares in the underlying fund in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

     The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.
     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.
     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

     Beginning August 31, 2004, you may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                             YIELD AND TOTAL RETURNS

The annualized yields of each Fund, then existing, for the 30-day period ended December 31, 2003, are set forth below:


                                                 SHARE CLASSES
                                                 -------------

FUND                             INVESTOR    ADMIRAL  INSTITUTIONAL     VIPERS
-----------                      ---------   -------  -------------    -------
Vanguard Total Stock Market          1.42%     1.47%          1.54%      1.47%
  Index Fund
Vanguard 500 Index Fund              1.48      1.55            N/A        N/A
Vanguard Extended Market Index       0.84      0.84           1.00       0.90
  Fund
Vanguard Mid-Cap Index Fund          1.14      1.23           1.30        N/A
Vanguard Small-Cap Index Fund        0.99      1.08           1.16        N/A
Vanguard Value Index Fund            2.32      2.41           2.45        N/A
Vanguard Small-Cap Value Index       1.97      N/A            2.14        N/A
  Fund
Vanguard Growth Index Fund           0.48      0.57           0.61        N/A
Vanguard Small-Cap Growth Index      0.00      N/A            0.16        N/A
  Fund


     The average annual total returns (both before and after taxes for Investor Shares only) of each Fund, then existing, for the one-, five-, and ten-year periods (or since inception) ended December 31, 2003, are set forth below:


                             1 YEAR ENDED     5 YEARS ENDED       10 YEARS ENDED
INVESTOR SHARES/(*)/           12/31/2003        12/31/2003           12/31/2003
--------------------         ------------     -------------       --------------
VANGUARD TOTAL STOCK
MARKET INDEX FUND
 Return Before Taxes               31.35%             0.46%               10.48%
 Return After Taxes on
   Distributions                   31.07             -0.03                 9.72
 Return After Taxes on
   Distributions and
     Sale of Fund Shares           20.69              0.13                 8.85
VANGUARD 500 INDEX FUND
 Return Before Taxes               28.50%            -0.63%               10.99%
 Return After Taxes on
   Distributions                   28.20             -1.09                10.24
 Return After Taxes on
   Distributions and
     Sale of Fund Shares           18.86             -0.78                 9.33
VANGUARD EXTENDED
 MARKET INDEX FUND
 Return Before Taxes               43.43%             4.20%               10.06%
 Return After Taxes on
   Distributions                   43.19              2.48                 8.24
 Return After Taxes on
   Distributions and
     Sale of Fund Shares           28.39              2.86                 7.98
VANGUARD MID-CAP INDEX FUND
(Inception May 21, 1998)
 Return Before Taxes               34.14%             9.19%                9.74%
 Return After Taxes on             33.94              7.47                 8.12
   Distributions
 Return After Taxes on             22.42              6.90                 7.47
   Distributions and
     Sale of Fund Shares
VANGUARD SMALL-CAP INDEX FUND
 Return Before Taxes               45.63%             7.55%               10.20%
 Return After Taxes on             45.35              6.02                 8.47
 Distributions
 Return After Taxes on
   Distributions and
     Sale of Fund Shares           29.84              5.78                 8.07
VANGUARD VALUE INDEX FUND
 Return Before Taxes               32.25%             1.94%               10.49%
 Return After Taxes on             31.81              0.39                 8.73
 Distributions
 Return After Taxes on
   Distributions and
     Sale of Fund Shares           21.44              0.90                 8.29
VANGUARD SMALL-CAP
 VALUE INDEX FUND**
(Inception May 21,1998)
 Return Before Taxes               37.19%            11.01%                7.18%
 Return After Taxes on             36.67              9.08                 5.46
   Distributions
 Return After Taxes on
   Distributions and
     Sale of Fund Shares           24.47              8.30                 5.08

 *Total return figures do not reflect transaction fees no longer in effect. **Total return figures do not reflect a 0.50% fee imposed on purchases prior to
  April 1, 2002.

                             1 YEAR ENDED     5 YEARS ENDED       10 YEARS ENDED
INVESTOR SHARES/(*)/           12/31/2003        12/31/2003           12/31/2003
--------------------         ------------     -------------       --------------
VANGUARD GROWTH INDEX FUND
 Return Before Taxes               25.92%            -3.47%               11.07%
 Return After Taxes on             25.77             -3.84                10.48
   Distributions
 Return After Taxes on
   Distributions and
     Sale of Fund Shares           17.01             -3.07                 9.55
VANGUARD SMALL-CAP
 GROWTH INDEX FUND**
 (Inception May 21, 1998)
 Return Before Taxes               42.88%             7.86%                6.04%
 Return After Taxes on             42.85              7.47                 5.68
 Distributions
 Return After Taxes on
   Distributions and
     Sale of Fund Shares           27.92              6.60                 5.02

 *Total return figures do not reflect the $10 annual account maintenance fee for accounts under $10,000 or transaction fees no longer in effect.
**Total return figures do not reflect a 0.50% fee imposed on purchases prior to April 1, 2002.

                             1 YEAR ENDED     5 YEARS ENDED       10 YEARS ENDED
INSTITUTIONAL SHARES/(*)/      12/31/2003        12/31/2003           12/31/2003
-------------------------    ------------     -------------       --------------
VANGUARD TOTAL STOCK
 MARKET INDEX FUND
 (Inception July 7,1997)
 Return Before Taxes               31.55%             0.58%                5.08%
VANGUARD EXTENDED
MARKET INDEX FUND
 (Inception July 7,1997)
 Return Before Taxes               43.66%             4.36%                6.46%
VANGUARD MID-CAP INDEX FUND
 (Inception May 21,1998)
 Return Before Taxes               34.33%             9.36%                9.90%
VANGUARD SMALL-CAP INDEX FUND
 (Inception July 7,1997)
 Return Before Taxes               45.88%             7.72%                7.26%
VANGUARD VALUE INDEX FUND
 (Inception July 2,1998)
 Return Before Taxes               32.42%             2.05%                1.99%
VANGUARD SMALL-CAP
 VALUE INDEX FUND**
 (Inception December 7, 1999)
 Return Before Taxes               37.22%            13.72%                  N/A
VANGUARD GROWTH INDEX FUND
 (Inception May 14,1998)
 Return Before Taxes               26.09%            -3.36%                0.32%
VANGUARD SMALL-CAP
 GROWTH INDEX FUND
 (Inception May 24,2000)
 Return Before Taxes               43.08%             6.71%                  N/A

 *Total return figures do not reflect transaction fees no longer in effect. **Total return figures do not reflect a 0.50% fee imposed on purchases prior to
  April 1, 2002.

                                           1 YEAR (OR SINCE    5 YEARS (OR SINCE
                                            INCEPTION)ENDED      INCEPTION)ENDED
ADMIRAL SHARES                                   12/31/2003           12/31/2003
-------------------------                   ---------------    -----------------
VANGUARD TOTAL STOCK MARKET INDEX FUND
 (Inception November 13, 2000)
 Return Before Taxes                                 31.42%               -3.24%
VANGUARD 500 INDEX FUND
 (Inception November 13, 2000)
 Return before taxes                                 28.59%               -4.59%
VANGUARD EXTENDED MARKET INDEX
 (Inception November 13, 2000
 Return Before Taxes                                 43.51%                0.75%
VANGUARD MID-CAP INDEX FUND
 (Inception November 12, 2001)
 Return Before Taxes                                 34.24%               10.59%
VANGUARD SMALL-CAP INDEX FUND
 (Inception November 13, 2000)
 Return Before Taxes                                 45.76%                6.69%
VANGUARD VALUE INDEX FUND
 (Inception November 13, 2000)
 Return Before Taxes                                 32.36%               -1.54%


                     INFORMATION ABOUT THE VIPER SHARE CLASS

Vanguard Total Stock Market Index Fund, Vanguard Extended Market Index Fund, Vanguard Large-Cap Index Fund, Vanguard Mid-Cap Index Fund, Vanguard Small-Cap Index Fund, Vanguard Value Index Fund, Vanguard Small-Cap Value Index Fund, Vanguard Growth Index Fund, and Vanguard Small-Cap Growth Index Fund (the VIPER Funds) offer and issue an exchange-traded class of shares called VIPER Shares. Each VIPER Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.
     Each VIPER Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of--or soon to be part of--its target index (Deposit Securities). Each VIPER Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each VIPER Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.

     The VIPER Shares have been approved for listing on the American Stock Exchange (AMEX) and will trade on the AMEX at market prices that may differ from net asset value. There can be no assurance that, in the future, VIPER Shares will continue to meet all of the AMEX's listing requirements. The AMEX may, but is not required to, delist a Fund's VIPER Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the VIPER Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund (as identified below) is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will also delist a Fund's VIPER Shares upon termination of the VIPER Share class.

     As with any stock traded on an exchange, purchases and sales of VIPER Shares will be subject to usual and customary brokerage commissions.

CONVERSIONS AND EXCHANGES

Owners of conventional shares issued by a VIPER Fund (Investor, Admiral, and Institutional Shares) may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same fund.

     NOTE FOR INVESTORS IN VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND:
Owners of shares issued by Vanguard Institutional Total Stock Market Index Fund CANNOT convert their shares into VIPER Shares of Vanguard Total Stock Market Index Fund because the Funds are separate and distinct. Vanguard Institutional Total Stock Market Index Fund does not issue VIPER Shares.

     Investors that are not Authorized Participants must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, an investor must contact her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.

     Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; her ownership of conventional shares and VIPER Shares will be known only to her broker. Next, the broker will instruct Vanguard to convert the appropriate amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held in an account at Vanguard in the name of DTC. (DTC will keep track of which VIPER Shares belong to the broker and the broker, in turn, will keep track of which VIPER Shares belong to its customers.) Because DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned
300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth
0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on her tax return (unless she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.
     The conversion process works differently if the investor opts to hold VIPER Shares through an account at Vanguard Brokerage Services/(R)/ (VBS/(R)/). If the investor converts her conventional shares to VIPER Shares through VBS, all conventional shares for which she requests conversion will be converted into the equivalent amount of VIPER Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.
     Here are some important points to keep in mind when converting conventional shares of a VIPER Fund into VIPER Shares:
* The conversion transaction is nontaxable except, as applicable, to the limited extent described above.
* The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day, although processing may take up to three business days depending on when the conversion request is received.
* During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and her investment will increase or decrease in value in tandem with the net asset value of those shares.
* During the conversion process, the investor will be able to liquidate all or part of her investment by instructing Vanguard or her broker (depending on whether her shares are held in her own account or her broker's omnibus account) to redeem her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of her investment by instructing her broker to sell her VIPER Shares.

BOOK ENTRY ONLY SYSTEM

Vanguard/(R) /Total Stock Market VIPERs/(TM)/, Vanguard/(R)/ Extended Market VIPERs/(TM)/, Vanguard/(R)/ Large-Cap VIPERs/(TM)/, Vanguard Mid-Cap VIPERs/(TM)/, Vanguard/(R)/ Small-Cap VIPERs/(TM)/, Vanguard/(R)/ Value VIPERs/(TM)/, Vanguard/(R)/ Small-Cap Value VIPERs/(TM)/, Vanguard/(R)/ Growth VIPERs/(TM)/, and Vanguard/(R)/ Small-Cap Growth VIPERs/(TM) /are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the AMEX and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).
     Beneficial ownership of VIPER Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in VIPER Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of VIPER Shares.
     Each VIPER Fund recognizes DTC or its nominee as the record owner of all VIPER Shares for all purposes. Beneficial Owners of VIPER Shares are not entitled to have VIPER Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of VIPER Shares.
     Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the VIPER Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding VIPER Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
     Share distributions shall be made to DTC or its nominee as the registered holder of all VIPER Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in VIPER Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of VIPER Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.
     The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such VIPER Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
     DTC may determine to discontinue providing its service with respect to VIPER Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of VIPER

Shares,   unless  the  Trust  makes  other  arrangements  with  respect  thereto satisfactory to the AMEX (or such other exchange on which VIPER Shares may be listed).

PURCHASE AND ISSUANCE OF VIPER SHARES IN CREATION UNITS

The VIPER Funds issue and sell VIPER Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The VIPER Funds will not issue fractional Creation Units.

     A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


FUND DEPOSIT

The consideration for purchase of a Creation Unit from a VIPER Fund generally consists of the in kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.
     The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).
     Vanguard, through the National Securities Clearing Corporation (NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each VIPER Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a VIPER Fund until such time as the next-announced Fund Deposit composition is made available. Each VIPER Fund reserves the right to accept a nonconforming Fund Deposit.
     The identity and number of shares of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions by a Fund, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.
     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate VIPER Fund, and the Fund's determination shall be final and binding.

PROCEDURES FOR PURCHASING CREATION UNITS

To be eligible to place orders with the Distributor and to purchase Creation Units from a VIPER Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Trust's Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.
     An Authorized Participant may place an order to purchase (or redeem) Creation Units of a VIPER Fund either (1) through the Continuous Net Settlement
(CNS) clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.
     To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.
     Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
     Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly.)
     If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.

PLACEMENT OF PURCHASE ORDERS USING CLEARING PROCESS

For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate VIPER Fund, together with such additional information as may be required by the Distributor.
     An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.

PLACEMENT OF PURCHASE ORDERS OUTSIDE CLEARING PROCESS

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the

Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.

     VIPER Funds may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, an additional cash deposit in an amount determined by the Fund.


REJECTION OF PURCHASE ORDERS

Each of the VIPER Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, a VIPER Fund will reject a purchase order if:
*    the order is not in proper form;
* the investor(s), upon obtaining the VIPER Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;
* the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above;
* acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;
* acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
* acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or
* circumstances outside the control of the Fund, the Transfer Agent, the Custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, DTC, NSCC, or any other participant in the purchase process, and similar extraordinary events.
     The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The VIPER Funds, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

TRANSACTION FEE ON PURCHASES OF CREATION UNITS

Each of the VIPER Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee is $1,000 for all U.S. Stock Index VIPERs except for Vanguard Total Stock Market VIPERs and Vanguard Extended Market VIPERs, which have a transaction fee of $5,500, regardless of how many Creation Units are purchased.

     The maximum transaction fees for purchases and redemptions of the U.S. Stock Index VIPERs are as follows:



FUND                                       FEE
----                                       ---
Vanguard Total Stock Market VIPERs     $11,000
Vanguard Extended Market VIPERs         11,000
Vanguard Large-Cap VIPERs                3,813
Vanguard Mid-Cap VIPERs                  2,688
Vanguard Small-Cap VIPERs                4,750
Vanguard Small-Cap Value VIPERs          3,250
Vanguard Value VIPERs                    2,406
Vanguard Small-Cap Growth VIPERs         3,250
Vanguard Growth VIPERs                   2,500


     When a VIPER Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.

REDEMPTION OF VIPER SHARES IN CREATION UNITS

VIPER Shares may be redeemed only in Creation Units; a Fund will not redeem VIPER Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of VIPER Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.
     An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.
     Vanguard, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through NSCC.

TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS

Each of the VIPER Funds imposes a transaction fee (payable to the Fund) to compensate the Funds for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions effected through the Clearing Process, the transaction fee is $1,000 for all U.S. Stock Index VIPERs except for Vanguard Total Stock Market VIPERs and Vanguard Extended Market VIPERs which have a transaction fee of $5,500, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions effected outside the Clearing Process. The maximum transaction fee for redemptions is shown in the table above.
     When a VIPER Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by a Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of VIPER Shares directly through DTC. An order to redeem a Creation Unit of a VIPER Fund outside the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the Fund's custodian does not receive the required number of VIPER Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.
     After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.
     The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Calculation of Net Asset Value," computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Custodian on such Transmittal Date.
     Each of the VIPER Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the net asset value of its VIPER Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).
     If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock. In addition, each VIPER Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.
                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the year ended December 31, 2003, appearing in the Funds' 2003 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual Reports to Shareholders, which may be obtained without charge. (Because the Vanguard Large-Cap Index Fund did not commence operations until January 26, 2004, the financial statements and related information for that Fund are not yet available).

                                LEGAL DISCLAIMERS


THE FOLLOWING APPLIES TO EACH FUND EXCEPT THE TOTAL STOCK MARKET, EXTENDED MARKET, AND 500 STOCK INDEX FUNDS.


THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
     ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
     NO PURCHASES, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.


                                                                   SAI040 042004

                                     PART C

                              VANGUARD INDEX FUNDS
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on April 16, 2003, Post-Effective Amendment No. 85, is hereby incorporated by reference.
(b) By-Laws, filed on June 27, 2003, Post-Effective Amendment No. 87, is hereby incorporated by reference.
(c) Instruments Defining Rights of Securities Holders, Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)  Unerwriting Contracts, Not applicable
(f) Bonus or Profit Sharing Contracts, Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreement, for JP Morgan Chase Bank, N.A., is filed herewith; for Wachovia Bank, Post-Effective Amendment No. 85, is hereby incorporated by reference.
(h)  Other Material  Contracts,  Amended and Restated Funds' Service  Agreement,
     filed on April 16, 2003, Post-Effective Amendment No. 85, is hereby incorporated by reference.
(i)  Legal Opinion, Not Applicable
(j) Consent of Independent Accountants, is filed herewith. (k) Omitted Financial Statements, Not Applicable (l) Initial Capital Agreements, Not Applicable (m) Rule 12(b)-1 Plan, Not Applicable (n) Rule 18f-3 Plan, is filed herewith.
(o)  Reserved
(p)  Code of Ethics for the Vanguard Group, Inc., is filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other funds in The Vanguard Group of Investment Companies. See the information concerning The Vanguard Group, Inc. set forth in Parts A and B. For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of officer, employee, partner or trustee, reference is made to Form ADV (File #801-11953) filed by it under the Investment Advisers Act of 1940.


ITEM 27. PRINCIPAL UNDERWRITERS

a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, Wachovia Bank, N.A. 123 S. Broad Street, PA4942, Philadelphia, PA 19109, and JP Morgan Chase Bank, N.A., New York, NY 10017-20705.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 12th day of April, 2004.


                                         VANGUARD INDEX FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



----------------------------------------------------------------------------------------
              SIGNATURE                         TITLE                DATE


By:   ---------------------------- President, Chairman, Chief          April 12, 2004
         /S/ JOHN J. BRENNAN       Executive Officer, and Trustee
             (Heidi Stam)
           John J. Brennan*

By:   ---------------------------- Trustee                             April 12, 2004
         /S/CHARLES D. ELLIS
             (Heidi Stam)
          Charles D. Ellis*

By:   ---------------------------- Trustee                             April 12, 2004
          /S/ RAJIV L. GUPTA
             (Heidi Stam)
            RAJIV L. GUPTA*

By:   ---------------------------- Trustee                             April 12, 2004
      /S/ JOANN HEFFERNAN HEISEN
             (Heidi Stam)
       JoAnn Heffernan Heisen*
By:   ---------------------------- Trustee                             April 12, 2004
      /S/BURTON G. MALKIEL
            (Heidi Stam)
       Burton G. Malkiel

By:   ---------------------------- Trustee                             April 12, 2004
      /S/ ALFRED M. RANKIN, JR.
             (Heidi Stam)
        Alfred M. Rankin, Jr.*

By:   ---------------------------- Trustee                             April 12, 2004
        /S/ J. LAWRENCE WILSON
             (Heidi Stam)
         J. Lawrence Wilson*

By:   ---------------------------- Treasurer and Principal             April 12, 2004
        /S/ THOMAS J. HIGGINS      Financial Officer and Principal
             (Heidi Stam)          Accounting Officer
          Thomas J. Higgins*

     *By Power of Attorney. For Charles D. Ellis, see File Number 33-19446, filed on January 31, 2003; for all other trustees and officers, see File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.

                                  EXHIBIT INDEX

Custodian Agreement. . . . . . . . . . . . . . . . . .  ..Ex-99.G

Consent of Independent Accountants. . . . . . . . . . . . Ex-99.J

Rule 18f-3 Plan . . . . . . . . . . . . . . . . . . . . . Ex-99.N

Code of Ethics. . . . . . . . . . . . . . . . . . . . . . Ex-99.P